As filed with the Securities and Exchange Commission on October 30, 2009
1933 Act File No. 333-102943
1940 Act File No. 811-21294

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-effective Amendment No.	☐

Post-effective Amendment No. 32	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 33	☑
Munder Series Trust
(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan (Address of Principal Executive Offices)	48009 (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 438-5789
Stephen J. Shenkenberg
c/o Munder Series Trust
480 Pierce Street
Birmingham, Michigan 48009
(Name and Address of Agent for Service)
Copies to:
Jane A. Kanter, Esquire
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement
It is proposed that this filing will become effective (check the appropriate box)
☐	immediately upon filing pursuant to paragraph (b)

☑	On October 31, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

Munder Asset Allocation Fund-Balanced
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUBAX)	CLASS K SHARES (MUBKX)
CLASS B SHARES (MUBBX)	CLASS Y SHARES (MUBYX)
CLASS C SHARES (MUBCX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Asset Allocation Fund-Balanced
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your	Class A	Class B	Class C	Class K	Class Y
investment)	Shares	Shares	Shares	Shares	Shares
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	1.00%	1.01%	1.00%	1.24%	0.97%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses (e)	1.91%	2.67%	2.66%	1.90%	1.63%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$733	$770	$369	$193	$166
3 Years	$1,117	$1,129	$826	$597	$514
5 Years	$1,525	$1,614	$1,409	$1,026	$886
10 Years	$2,660	$2,817	$2,991	$2,222	$1,932
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$733	$270	$269	$193	$166
3 Years	$1,117	$829	$826	$597	$514
5 Years	$1,525	$1,414	$1,409	$1,026	$886
10 Years	$2,660	$2,817	$2,991	$2,222	$1,932
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital and current income by allocating the Fund’s assets among three groups: (1) equity securities, (2) fixed income securities, and (3) cash and cash equivalents. Under normal circumstances, at least 30% of the Fund’s assets will be invested in fixed income securities and cash and no more than 70% of its assets will be invested in equity securities. This investment strategy may be changed without shareholder approval; however, shareholders will be provided with 30 days’ prior written notice of any such change.
In allocating Fund investments, the advisor considers the following factors, among others:
•	general market and economic conditions and trends;

•	interest rates and inflation rates;

•	fiscal and monetary developments; and

•	long-term corporate earnings growth.
The Fund’s equity allocation is divided into multiple investment styles selected by the advisor, with each style managed independently of one another. There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies, and investments may include both growth and value stocks.
The Fund’s fixed income investments will generally be rated investment grade or better, or if unrated, of comparable quality. The dollar-weighted average maturity of the Fund’s fixed income segment will generally range between three and ten years.
The Fund’s cash position will be invested in short-term, high-quality money market instruments.
Subject to the specified ranges, the Fund’s equity, fixed income and cash allocations, as well as its allocations among equity styles, will vary over time.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Credit (or Default) Risk
The Fund may lose money if an issuer of a fixed income security is unable or unwilling to make timely or principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.
Interest Rate Risk
The value of the Fund’s fixed income investments may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.
Prepayment Risk
The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public

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information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index and a 60%/40% blend of a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market and an index designed to measure the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008				Since
(Including maximum sales charges)	1 Year %	5 Years %	10 Years %	Inception %
CLASS Y (Inception 4/13/93)
Return Before Taxes	-30.46	-0.26	3.37	6.07
Return After Taxes on Distributions	-30.73	-0.99	1.50	4.13
Return After Taxes on Distributions and Sale of Fund Shares	-19.57	-0.19	2.10	4.40

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.47
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.52
CLASS A (Inception 4/30/93)
Return Before Taxes	-34.41	-1.63	2.57	5.58

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.69
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.64
CLASS B (Inception 6/21/94)
Return Before Taxes	-34.50	-1.57	2.51	6.07

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.91
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.97
CLASS C (Inception 1/24/96)
Return Before Taxes	-31.78	-1.23	2.37	4.64

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	4.60
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	5.40
CLASS K (Inception 4/16/93)
Return Before Taxes	-30.63	-0.49	3.09	5.84

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.69
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.64
The index returns from inception for Class Y, A, B, C and K shares are as of 4/1/93, 5/1/93, 7/1/94, 2/1/96 and 5/1/93, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual

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after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Remi J. Browne, CFA, Managing Director-International Equity of MCM, has been a member of the Fund’s portfolio management team since 2007.

•	Tony Y. Dong, CFA, Vice Chairman and Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Michael P. Gura, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Thomas P. Kenny, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Brian E. Kozeliski, CFA, Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2008.

•	Joseph W. Skornicka, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2006.

•	Michael R. Vandenbossche, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in equity securities, fixed income securities, ETFs, foreign securities and its use of securities lending and temporary and defensive investing.
Equity Investing
Equity securities in which the Fund may invest include without limitation:
•	common and preferred stock (including shares of real estate investment trusts, business development companies and investment companies);

•	securities convertible into common or preferred stock; and

•	rights and warrants.
The advisor invests in equity securities for the Fund using multiple equity investment styles. For each investment style, the advisor selects securities in a manner consistent with that style. All of the equity styles focus on financial stability, quality of management and the fundamentals of a company. Growth styles tend to seek companies with above-average and sustainable earnings growth, while value styles tend to seek companies with lower price-to-earnings ratios.
Equity Investing Risk
The Fund’s investments in equity securities include investment in both growth and value stocks, which are subject to differing risks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Fixed Income Investing
Fixed income securities in which the Fund may invest include without limitation:
•	U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government;

•	long- and short-term corporate debt obligations;

•	mortgage-backed securities, including collateralized mortgage obligations (“CMOs”);

•	asset-backed securities, including collateralized debt obligations (“CDOs”); and

•	U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e. yankee bonds).
The advisor invests in fixed income securities for the Fund using a duration-neutral investment style, which means the advisor does not shorten or lengthen the Fund’s duration based on interest rate forecasts. Instead, securities are selected based on an analysis of current versus historical interest rate relationships and the relative value of the bond market sectors. Traditional bond market sectors include government, agency, mortgage-backed, asset-backed and corporate securities.
Fixed Income Investing Risk
All fixed income securities are subject to credit (default) risk, interest rate risk and prepayment risk.
Credit (Default) Risk: Although the Fund will primarily invest in securities rated investment grade or better, lower-rated investment grade securities, such as those rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, are riskier than other investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics. Further, while U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.
Interest Rate Risk: Although the advisor seeks to reduce interest rate risk by diversifying investments across duration, there is no guarantee that diversification will be successful.
Prepayment Risk: A substantial portion of the Fund’s fixed income portion may be invested in asset-backed and mortgage-backed securities. Accordingly, the Fund may be subject to higher prepayment risk than a Fund with a higher concentration in other types of fixed income securities. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When the Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

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ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States (i.e., Yankee securities). Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities, including Yankee securities (i.e., dollar-denominated securities of foreign issuers), present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
Temporary and Defensive Investing
Short-term instruments in which the Fund may invest include without limitation:
•	repurchase agreements;

•	commercial paper and short-term corporate debt obligations;

•	bankers’ acceptances and certificates of deposit;

•	U.S. government securities; and

•	exchange-traded funds and money market mutual funds.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity or fixed income market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

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Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures, credit rate default and interest rate swap contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Dollar Roll Transactions
The Fund may seek to obtain market exposure to certain types of securities by entering into a series of purchase and sale transactions, such as dollar rolls, involving those securities. In a dollar roll transaction, the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security in the future at a predetermined price.
Dollar Roll Transaction Risk
A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Lower-Rated Securities
Although the Fund will primarily invest in investment grade securities, up to 5% of the Fund’s assets may be invested in lower-rated securities or comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch.
Lower-Rated Securities Risk
Lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk than higher-rated securities and the risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Further, market values of lower-rated debt and comparable unrated securities tend to be relatively volatile.
The existence of limited markets for lower-rated debt and comparable unrated securities may diminish the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value or (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
When-Issued Securities and Delayed Delivery
A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
When-Issued Securities and Delayed Delivery Risk
Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. In some cases, the Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to

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make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

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6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of

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dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total

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number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

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FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Remi J. Browne, Tony Y. Dong, Michael P. Gura, Thomas P. Kenny, Brian E. Kozeliski, Joseph W. Skornicka and Michael R. Vandenbossche. Mr. Kozeliski determines the overall allocation of the Fund’s assets among asset groups. The equity portion of the Fund is currently divided in to five segments. Mr. Browne is responsible for managing the international core equity segment. Mr. Dong is responsible for the focused mid-cap segment. Mr. Gura and Mr. Kenny jointly manage both the large-cap growth and multi-cap growth segments, and Mr. Skornicka is responsible for the large-cap value segment. Mr. Vandenbossche is responsible for investment decisions in the fixed income portion of the Fund.
Remi J. Browne, CFA, Managing Director-International Equity Team, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since 2007. He has also been lead manager of the Munder International Fund-Core Equity and MCM’s international core equity discipline, as well as a member of the portfolio management team for the Munder International Small-Cap Fund and MCM’s international small-cap equity discipline, and lead analyst of the financials sector for the international core and international small-cap equity teams, since 2007. Immediately before joining MCM, Mr. Browne was a Senior Vice President and Portfolio Manager for The

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Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.
Tony Y. Dong, CFA, Vice Chairman and Senior Portfolio Manager, joined MCM in 1988 and has been a member of the Fund’s portfolio management team since 2005. He has also been a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund since 2001, assuming the lead manager role in 2002. He is also a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth and mid-cap/small-cap blend disciplines. In early 2006, Mr. Dong began serving on MCM’s Executive, Operating and Product Policy Committees, and following the completion of a change in control of MCM at the end of 2006, he became Vice Chairman of MCM and a Director of Munder Capital Holdings LLC, MCM’s parent company.
Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005, the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007 and the Munder Healthcare Fund since 2008. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 2002.
Thomas P. Kenny, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2007. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005 and the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007. Mr. Kenny has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 1995 and served as Director, Institutional Investment Services from 2005 through 2008.
Brian E. Kozeliski, CFA, Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since 2008. He has also been a member of the portfolio management teams for the Munder International Equity Fund since 2000 and the Munder Asset Allocation Fund-Balanced and Munder Energy Fund since 2008. Mr. Kozeliski also provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group.
Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006. He also has been a member of the Munder Large-Cap Value portfolio management team since 2004, and part of the team responsible for managing separately managed accounts in MCM’s large-capitalization value and multi-cap value investment disciplines since 2004. Mr. Skornicka has been continuously employed by MCM since 2004, previously working for MCM as a Senior Equity Analyst from 1995 to 2001.
Michael R. Vandenbossche, CFA, Senior Portfolio Manager, joined MCM in 1998 and has been a member of the Fund’s portfolio management team since 2005. He has also been part of the team responsible for managing separately managed accounts in MCM’s core fixed income discipline, specialized in trading corporate securities, since 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.33	$13.49		$12.19	$11.51	$10.64

Income/(loss) from investment operations:
Net investment income	0.14	0.17		0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	(2.68)	(0.81)		1.58	0.68	0.87

Total from investment operations	(2.54)	(0.64)		1.73	0.82	0.98

Less distributions:
Dividends from net investment income	(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.65	$11.33		$13.49	$12.19	$11.51

Total return (d)	(22.43)%	(5.58)%		14.48%	7.18%	9.24%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,103	$42,500		$52,241	$49,144	$41,806
Ratio of operating expenses to average net assets	1.90%	1.72%		1.54%	1.51%	1.47%
Ratio of net investment income to average net assets	1.55%	1.36%		1.20%	1.14%	1.03%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.90%	1.72%		1.54%	1.51%	1.47%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.20	$13.35		$12.07	$11.40	$10.53

Income/(loss) from investment operations:
Net investment income	0.07	0.07		0.05	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(2.64)	(0.80)		1.56	0.68	0.87

Total from investment operations	(2.57)	(0.73)		1.61	0.72	0.90

Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.55	$11.20		$13.35	$12.07	$11.40

Total return (d)	(23.00)%	(6.28)%		13.60%	6.36%	8.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,127	$12,225		$15,567	$20,901	$35,462
Ratio of operating expenses to average net assets	2.66%	2.47%		2.28%	2.26%	2.22%
Ratio of net investment income to average net assets	0.78%	0.61%		0.44%	0.36%	0.27%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	2.66%	2.47%		2.28%	2.26%	2.22%

(a)	Class A and B shares of the Fund commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

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	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.25	$13.40		$12.12	$11.45	$10.58

Income/(loss) from investment operations:
Net investment income	0.07	0.08		0.06	0.05	0.03
Net realized and unrealized gain/(loss) on investments	(2.65)	(0.81)		1.55	0.67	0.87

Total from investment operations	(2.58)	(0.73)		1.61	0.72	0.90

Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.25		$13.40	$12.12	$11.45

Total return (d)	(22.99)%	(6.26)%		13.54%	6.34%	8.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,423	$15,070		$17,622	$17,667	$18,443
Ratio of operating expenses to average net assets	2.65%	2.47%		2.28%	2.26%	2.22%
Ratio of net investment income to average net assets	0.80%	0.61%		0.44%	0.38%	0.28%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	2.65%	2.47%		2.28%	2.26%	2.22%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.25	$13.41		$12.12	$11.45	$10.58

Income/(loss) from investment operations:
Net investment income	0.14	0.17		0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	(2.66)	(0.81)		1.57	0.67	0.87

Total from investment operations	(2.52)	(0.64)		1.72	0.81	0.98

Less distributions:
Dividends from net investment income	(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.25		$13.41	$12.12	$11.45

Total return (d)	(22.48)%	(5.53)%		14.48%	7.13%	9.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,029	$9,218		$10,875	$11,340	$11,153
Ratio of operating expenses to average net assets	1.89%	1.72%		1.53%	1.51%	1.47%
Ratio of net investment income to average net assets	1.56%	1.36%		1.18%	1.13%	1.02%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.89%	1.72%		1.53%	1.51%	1.47%

(a)	Class C and K shares of the Fund commenced operations on January 24, 1996 and April 16, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

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	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.26	$13.41		$12.13	$11.46	$10.58

Income/(loss) from investment operations:
Net investment income	0.16	0.20		0.18	0.17	0.14
Net realized and unrealized gain/(loss) on investments	(2.67)	(0.80)		1.56	0.67	0.88

Total from investment operations	(2.51)	(0.60)		1.74	0.84	1.02

Less distributions:
Dividends from net investment income	(0.16)	(0.19)		(0.18)	(0.17)	(0.14)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.16)	(1.55)		(0.46)	(0.17)	(0.14)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.26		$13.41	$12.13	$11.46

Total return (d)	(22.29)%	(5.29)%		14.67%	7.40%	9.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,579	$34,054		$35,944	$33,618	$27,733
Ratio of operating expenses to average net assets	1.62%	1.48%		1.28%	1.26%	1.22%
Ratio of net investment income to average net assets	1.77%	1.61%		1.44%	1.39%	1.29%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.62%	1.48%		1.28%	1.26%	1.22%

(a)	Class Y shares of the Fund commenced operations April 13, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

[Remainder of the Page Intentionally Left Blank]

18

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

20

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

21

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

22

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

23

POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

24

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

25

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

26

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Bond Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUCAX)	CLASS K SHARES (MUCKX)
CLASS B SHARES (MUCBX)	CLASS Y SHARES (MUCYX)
CLASS C SHARES (MUCCX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Bond Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your	Class A	Class B	Class C	Class K	Class Y
investment)	Shares	Shares	Shares	Shares	Shares
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.35%	0.36%	0.36%	0.60%	0.35%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Total Annual Fund Operating Expenses Before Waivers and Reimbursements (e)	1.04%	1.80%	1.80%	1.04%	0.79%

Fee Waivers and/or Expense Reimbursements (f)	-0.35%	-0.36%	-0.36%	-0.35%	-0.35%

Total Net Annual Fund Operating Expenses (e)(f)	0.69%	1.44%	1.44%	0.69%	0.44%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

(f)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2010 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 0.65% for Class A and K shares, 1.40% for Class B and C shares, and 0.40% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$468	$647	$247	$70	$45
3 Years	$684	$831	$531	$296	$217
5 Years	$918	$1,141	$941	$540	$404
10 Years	$1,589	$1,886	$2,087	$1,239	$945
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$468	$147	$147	$70	$45
3 Years	$684	$531	$531	$296	$217
5 Years	$918	$941	$941	$540	$404
10 Years	$1,589	$1,886	$2,087	$1,239	$945
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues its investment objectives by investing, under normal circumstances, at least 80% of the Fund’s assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
The advisor utilizes a duration-neutral investment style, which means the advisor does not shorten or lengthen the Fund’s duration based on interest rate forecasts. Instead, securities are selected based on an analysis of current versus historical interest rate relationships and the relative value of the bond market sectors. The Fund’s dollar-weighted average maturity will generally range between three and seven years.
Bonds, also known as fixed income securities, in which the Fund may invest include without limitation:
•	U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government;

•	long- and short-term corporate debt obligations;

•	mortgage-backed securities, including collateralized mortgage obligations (“CMOs”);

•	asset-backed securities, including collateralized debt obligations (“CDOs”); and

•	U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e. yankee bonds)
The bonds in which the Fund will invest will generally be rated investment grade or better, or if unrated, of comparable quality.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. The Fund may also utilize dollar roll transactions, which are series of purchase and sale transactions, to obtain market exposure to certain types of securities, particularly mortgage-backed securities. From time to time, the advisor may enter into futures and/or credit default swap contracts and may use exchange-traded funds (ETFs) to manage cash.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Credit (or Default) Risk
The Fund may lose money if an issuer of a fixed income security is unable or unwilling to make timely or principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.
Interest Rate Risk
The value of a bond may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.
Prepayment Risk
A substantial portion of the Fund may be invested in asset-backed and mortgage-backed securities. Accordingly, the Fund may be subject to higher prepayment risk than a Fund with a higher concentration in other types of fixed income securities. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.
When-Issued Securities and Delayed Delivery Risk
A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. In some cases, the Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.
Dollar Roll Transaction Risk
A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

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Short-Term Trading Risk
The Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Foreign Securities Risk
Investment in foreign securities, which tend to be more volatile and less liquid than U.S. securities, may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Derivatives Risk
Derivatives, such as futures or credit default swap contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%) per calendar year

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Since
(including maximum sales charges)%		%	%	Inception %
CLASS Y (Inception 12/1/91)
Return Before Taxes	0.64	3.13	4.16	5.30
Return After Taxes on Distributions	-1.15	1.41	2.12	3.03
Return After Taxes on Distributions and Sale of Fund Shares	0.41	1.67	2.29	3.12

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.25	4.65	5.63	6.61
CLASS A (Inception 12/9/92)
Return Before Taxes	-3.64	2.07	3.49	4.87

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.25	4.65	5.63	6.47
CLASS B (Inception 3/13/96)
Return Before Taxes	-5.14	1.79	3.29	4.27

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.25	4.65	5.63	6.18
CLASS C (Inception 3/25/96)
Return Before Taxes	-1.31	2.12	3.13	3.96

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.25	4.65	5.63	6.28
CLASS K (Inception 11/23/92)
Return Before Taxes	0.40	2.89	3.92	5.13

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.25	4.65	5.63	6.47

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The index returns from inception for Class Y, A, B, C and K shares are as of 12/1/91, 12/1/92, 3/1/96, 4/1/96 and 12/1/92, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Edward D. Goard, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since October 2009.

•	Michael J. Krushena, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2002.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation. The Board of Trustees may change the Fund’s investment objectives without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs, investment grade securities, foreign securities, mortgage-backed securities and U.S. government securities and its participation in securities lending.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Investment Grade Securities
Many bonds are rated by nationally recognized statistical ratings organizations (NRSROs), such as S&P, Moody’s or Fitch. Ratings are intended to reflect the NRSRO’s assessment of the credit quality of a bond. Investment grade securities include securities rated AAA, AA, A or BBB (+ or -) by S&P or Fitch and securities rated Aaa, Aa, A or Baa (1, 2 or 3) by Moody’s.
Investment Grade Securities Risk
Although the Fund will primarily invest in securities rated investment grade or better, lower-rated investment grade securities, such as those rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, are riskier than other investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.
Foreign Securities
The term “foreign securities” includes investments in U.S. dollar-denominated securities of foreign issuers that are traded in the United States (i.e., Yankee securities) and non-U.S. dollar-denominated securities that are traded outside of the U.S.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Mortgage-Backed Securities
Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals,

5

stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, commercial or residential mortgage loans on real property.
Mortgage-Backed Securities Risk
The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When the Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
U.S. Government Securities
U.S. government securities include securities issued by the U.S. government or any of its agencies or instrumentalities.
U.S. Government Securities Risk
While U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Lower-Rated Securities
Although the Fund will primarily invest in investment grade securities, up to 5% of the Fund’s assets may be invested in lower-rated securities or comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch.
Lower-Rated Securities Risk
Lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk than higher-rated securities and the risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Further, market values of lower-rated debt and comparable unrated securities tend to be relatively volatile.
The existence of limited markets for lower-rated debt and comparable unrated securities may diminish the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value or (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Temporary and Defensive Investing
Short-term instruments in which the Fund may invest include without limitation:
•	repurchase agreements;

•	commercial paper and short-term corporate debt obligations;

•	bankers’ acceptances and certificates of deposit;

•	U.S. government securities; and

•	exchange-traded funds and money market mutual funds.
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying

6

to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in fixed income market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Section of this Prospectus entitled “Additional Investor Information.”
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SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 4.00% (reduced for purchases of $100,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

8

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $100,000	4.00	4.17
$100,000 but less than $250,000	3.00	3.09
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1,000,000	1.25	1.27
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

9

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of

10

500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total

11

number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
The Fund generally values fixed income securities it holds at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, monthly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

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Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on certain qualified dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales made by the Fund. The lower tax rate on long-term capital gains is currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Edward D. Goard and Michael J. Krushena.
Edward D. Goard, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since October 2009. He has also been part of MCM’s core fixed income and core plus fixed income teams, specializing in trading of mortgage-backed securities, since 2007.
Michael J. Krushena, CFA, Senior Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since 2002. He has also been part of MCM’s cash management and core fixed income teams, specialized in trading asset-backed and corporate bonds, since 2000.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$9.22		$9.24		$9.12	$9.65	$9.47

Income/(loss) from investment operations:
Net investment income	0.44		0.32		0.42	0.35	0.33
Net realized and unrealized gain/(loss) on investments	(0.39)		0.11		0.14	(0.48)	0.26

Total from investment operations	0.05		0.43		0.56	(0.13)	0.59

Less distributions:
Dividends from net investment income	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Total distributions	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Net asset value, end of period	$8.81		$9.22		$9.24	$9.12	$9.65

Total return (c)	0.72%		4.70%		6.24%	(1.41)%	6.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,460		$18,126		$10,468	$14,038	$5,239
Ratio of operating expenses to average net assets	0.65%		1.20%		1.28%	1.33%	1.42%
Ratio of net investment income to average net assets	4.95%		3.46%		4.55%	3.77%	3.39%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.00%		1.28%		1.28%	1.33%	1.42%

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$9.22		$9.24		$9.12	$9.65	$9.48

Income/(loss) from investment operations:
Net investment income	0.37		0.25		0.35	0.28	0.25
Net realized and unrealized gain/(loss) on investments	(0.38)		0.11		0.14	(0.48)	0.26

Total from investment operations	(0.01)		0.36		0.49	(0.20)	0.51

Less distributions:
Dividends from net investment income	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Total distributions	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Net asset value, end of period	$8.81		$9.22		$9.24	$9.12	$9.65

Total return (c)	(0.03)%		3.92%		5.44%	(2.15)%	5.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,289		$3,662		$3,367	$3,803	$3,498
Ratio of operating expenses to average net assets	1.40%		1.97%		2.03%	2.09%	2.17%
Ratio of net investment income to average net assets	4.22%		2.71%		3.80%	2.97%	2.64%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.76%		2.04%		2.03%	2.09%	2.17%

(a)	Class A and B shares of the Fund commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

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	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$9.28		$9.29		$9.17	$9.70	$9.52

Income/(loss) from investment operations:
Net investment income	0.37		0.25		0.36	0.29	0.26
Net realized and unrealized gain/(loss) on investments	(0.38)		0.12		0.13	(0.49)	0.26

Total from investment operations	(0.01)		0.37		0.49	(0.20)	0.52

Less distributions:
Dividends from net investment income	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Total distributions	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Net asset value, end of period	$8.87		$9.28		$9.29	$9.17	$9.70

Total return (c)	(0.02)%		4.01%		5.41%	(2.13)%	5.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,067		$4,068		$1,682	$1,620	$523
Ratio of operating expenses to average net assets	1.40%		1.94%		2.03%	2.09%	2.17%
Ratio of net investment income to average net assets	4.17%		2.70%		3.80%	3.02%	2.64%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.76%		2.03%		2.03%	2.09%	2.17%

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$9.23		$9.25		$9.13	$9.66	$9.48

Income/(loss) from investment operations:
Net investment income	0.44		0.33		0.42	0.35	0.33
Net realized and unrealized gain/(loss) on investments	(0.39)		0.10		0.14	(0.48)	0.26

Total from investment operations	0.05)		0.43		0.56	(0.13)	0.59

Less distributions:
Dividends from net investment income	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Total distributions	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Net asset value, end of period	$8.82		$9.23		$9.25	$9.13	$9.66

Total return (c)	0.61%		4.80%		6.23%	(1.41)%	6.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$92,418		$153,352		$26,987	$32,965	$9,786
Ratio of operating expenses to average net assets	0.65%		1.11%		1.28%	1.34%	1.42%
Ratio of net investment income to average net assets	5.00%		3.42%		4.55%	3.77%	3.39%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.00%		1.21%		1.28%	1.34%	1.42%

(a)	Class C and K shares of the Fund commenced operations on March 25, 1996 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

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	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$9.24		$9.25		$9.13	$9.66	$9.49

Income/(loss) from investment operations:
Net investment income	0.46		0.35		0.45	0.37	0.35
Net realized and unrealized gain/(loss) on investments	(0.38)		0.11		0.14	(0.48)	0.25

Total from investment operations	0.08		0.46		0.59	(0.11)	0.60

Less distributions:
Dividends from net investment income	(0.49)		(0.47)		(0.47)	(0.42)	(0.43)

Total distributions	(0.49)		(0.47)		(0.47)	(0.42)	(0.43)

Net asset value, end of period	$8.83		$9.24		$9.25	$9.13	$9.66

Total return (c)	0.97%		5.06%		6.49%	(1.16)%	6.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$94,872		$127,638		$47,681	$23,006	$17,622
Ratio of operating expenses to average net assets	0.40%		0.92%		1.02%	1.11%	1.17%
Ratio of net investment income to average net assets	5.24%		3.70%		4.81%	3.99%	3.65%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	0.75%		1.01%		1.02%	1.11%	1.17%

(a)	Class Y shares of the Fund commenced operations December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

[Remainder of Page Intentionally Left Blank]

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Energy Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MPFAX)	CLASS C SHARES (MPFTX)
CLASS B SHARES (MPFBX)	CLASS Y SHARES (MPFYX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Energy Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None

ANNUAL FUND OPERATING EXPENSES	Class A	Class B	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.83%	0.81%	0.83%	0.84%

Total Annual Fund Operating Expenses	1.83%	2.56%	2.58%	1.59%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$726	$759	$361	$162
3 Years	$1,094	$1,096	$802	$502
5 Years	$1,486	$1,560	$1,370	$866
10 Years	$2,581	$2,716	$2,914	$1,890
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$726	$259	$261	$162
3 Years	$1,094	$796	$802	$502
5 Years	$1,486	$1,360	$1,370	$866
10 Years	$2,581	$2,716	$2,914	$1,890
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of energy-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
Energy-related companies are companies engaged in business within the energy sector and companies in other sectors with at least 50% of sales or earnings derived from or at least 50% of assets dedicated to energy-related activities.
The advisor employs a highly quantitative approach to investing that emphasizes stock selection through a ranking and risk analysis process. Using a quantitative model that follows a value with a catalyst approach, the advisor ranks securities within the investment universe. The model incorporates traditional value measures to identify assets that are out of favor and undervalued. In addition, the model uses various growth, profitability and momentum measures in order to include only companies with growing long-term businesses and to exclude those companies that appear to be undervalued but have limited growth prospects. Securities rankings based on the model are combined with a risk analysis in an effort to construct a portfolio with the most favorable risk/reward characteristics.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies. Further, the Fund’s equity investments may include publicly traded limited partnerships known as master limited partnerships.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Sector Concentration Risk
The Fund will invest its assets primarily within one economic sector, the energy sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Energy Investing Risk
The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Master Limited Partnership Investment Risk
The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protection afforded limited partners of a limited partnership than shareholders of a corporation. Limited partners may also have more limited control and limited rights to vote on matters affecting the partnership. Further, there is the risk that the favorable tax treatment afforded investors in limited partnerships (i.e., an exemption from corporate income taxes) may be repealed. Since master limited partnerships are required to pay minimum quarterly distributions to investors, these securities are also subject to interest rate risk, which decreases yields during periods of rising interest rates.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

2

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index and an index that measures the performance of energy sector securities included in the large-capitalization, mid-capitalization and small-capitalization segments of the U.S. stock market. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

			Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	Inception
(including maximum sales charges)%		%	%
CLASS Y (Inception 3/13/01)
Return Before Taxes	-46.49	9.38	4.31
Return After Taxes on Distributions	-46.49	9.38	4.26
Return After Taxes on Distributions and Sale of Fund Shares	-30.21	8.17	3.70

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.20
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	-35.82	13.30	8.90
CLASS A (Inception 3/13/01)
Return Before Taxes	-49.55	7.89	3.30

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.20
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	-35.82	13.30	8.90
CLASS B (Inception 3/13/01)
Return Before Taxes	-49.67	7.99	3.25

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.20
S&P Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	-35.82	13.30	8.90
CLASS C (Inception 3/13/01)
Return Before Taxes	-47.56	8.28	3.13

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.20
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	-35.82	13.30	8.90
Average annual returns for Class C shares for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B and C shares are as of 3/1/01. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B and C shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since June 2009.

•	Brian E. Kozeliski, CFA, Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2008.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities and its participation in securities lending.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

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Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B and Y shares are only available for purchase by limited types of investors. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Section of this Prospectus entitled “Additional Investor Information.”

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Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert Class A, B or C shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charges (CDSCs). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
			Net Amount
	Offering Price (%)		Invested (%)
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

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5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of

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500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B and C shares.
Payments made under the Plan by Class A, B and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

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With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

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Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
The Fund’s portfolio management team consists of Peter J. Collins and Brian E. Kozeliski. Mr. Kozeliski has primary responsibility for day-to-day management of the Fund, including maintenance of the quantitative model used in selecting investments for the Fund. Mr. Collins provides support in managing the Fund, particularly with respect to maintenance of the quantitative model.
Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since June 2009. He has been a member of the portfolio management team for the Munder International Fund-Core Equity and Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the utilities sector for the team, since 2007. Mr. Collins has also been a member of the portfolio management team for the Munder International Equity Fund since June 2009. Immediately before joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.
Brian E. Kozeliski, CFA, Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since 2008. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund-Balanced since 2008 and a member of the Munder International Equity Fund portfolio management team since 2000. Mr. Kozeliski also provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

12

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438 5789.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$27.05	$21.37	$17.43	$13.35	$9.57

Income/(loss) from investment operations:
Net investment gain/(loss)	0.05	(0.05)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	(13.30)	5.73	4.00	4.12	3.82

Total from investment operations	(13.25)	5.68	3.94	4.08	3.78

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.80	$27.05	$21.37	$17.43	$13.35

Total return (d)	(48.98)%	26.58%	22.60%	30.56%	39.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$32,458	$53,279	$44,832	$49,784	$38,557
Ratio of operating expenses to average net assets	1.83%	1.55%	1.68%	1.56%	1.68%
Ratio of net investment income/(loss) to average net assets	0.31%	(0.22)%	(0.32)%	(0.23)%	(0.38)%
Portfolio turnover rate	58%	27%	26%	25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	1.83%	1.55%	1.68%	1.56%	1.68%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.57	$20.36	$16.72	$12.91	$9.32

Income/(loss) from investment operations:
Net investment loss	(0.10)	(0.22)	(0.18)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	(12.52)	5.43	3.82	3.97	3.72

Total from investment operations	(12.62)	5.21	3.64	3.81	3.59

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.95	$25.57	$20.36	$16.72	$12.91

Total return (d)	(49.35)%	25.59%	21.77%	29.51%	38.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,589	$43,030	$39,957	$43,115	$42,838
Ratio of operating expenses to average net assets	2.56%	2.31%	2.43%	2.31%	2.43%
Ratio of net investment loss to average net assets	(0.64)%	(1.00)%	(1.06)%	(1.03)%	(1.18)%
Portfolio turnover rate	58%	27%	26%	25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	2.56%	2.31%	2.43%	2.31%	2.43%

(a)	Class A and B shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

13

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.59	$20.37	$16.74	$12.92	$9.33

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.22)	(0.18)	(0.15)	(0.13)
Net realized and unrealized gain/(loss) on investments	(12.55)	5.44	3.81	3.97	3.72

Total from investment operations	(12.63)	5.22	3.63	3.82	3.59

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.96	$25.59	$20.37	$16.74	$12.92

Total return (d)	(49.36)%	25.63%	21.68%	29.57%	38.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,872	$25,873	$22,047	$22,948	$16,996
Ratio of operating expenses to average net assets	2.58%	2.30%	2.43%	2.31%	2.43%
Ratio of net investment loss to average net assets	(0.51)%	(0.99)%	(1.06)%	(0.99)%	(1.18)%
Portfolio turnover rate	58%	27%	26%	25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	2.58%	2.30%	2.43%	2.31%	2.43%

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)		6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$27.54	$21.71	$17.65		$13.49	$9.65

Income/(loss) from investment operations:
Net investment income/(loss)	0.09	0.01	(0.00	)(c)	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	(13.54)	5.82	4.06		4.15	3.86

Total from investment operations	(13.45)	5.83	4.06		4.16	3.84

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.09	$27.54	$21.71		$17.65	$13.49

Total return (d)	(48.84)%	26.91%	22.95%		30.84%	39.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$652	$1,090	$708		$582	$364
Ratio of operating expenses to average net assets	1.59%	1.30%	1.43%		1.31%	1.43%
Ratio of net investment income/(loss) to average net assets	0.55%	0.05%	(0.02)%		0.04%	(0.14)%
Portfolio turnover rate	58%	27%	26%		25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	1.59%	1.30%	1.43%		1.31%	1.43%

(a)	Class C shares (known as Class II shares prior to October 31, 2003) and Class Y shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
–	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

–	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

–	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
–	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

–	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

15

–	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

–	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

–	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

–	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

–	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

–	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

16

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

17

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

20

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

21

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

22

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Index 500 Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUXAX)	CLASS R SHARES (MUXRX)
CLASS B SHARES (MUXBX)	CLASS Y SHARES (MUXYX)
CLASS K SHARES (MUXKX)

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document electronically.
Sign up for electronic delivery at
www.munderfunds.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Index 500 Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A		Class B		Class K	Class R		Class Y
(fees paid directly from your investment)	Shares		Shares		Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.5%(a)		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		3%(b)		None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your	Class A		Class B		Class K	Class R		Class Y
investment)	Shares		Shares		Shares	Shares		Shares
Management Fees	0.17%		0.17%		0.17%	0.17%		0.17%
Distribution and/or Service (12b-1) Fees	0.25	%(c)	1.00	%(c)	0.00%	0.50	%(d)	0.00%
Other Expenses	0.39%		0.38%		0.62%	0.39%		0.38%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%	0.01%		0.01%

Total Annual Fund Operating Expenses (e)	0.82	%(c)	1.56	%(c)	0.80%	1.07%		0.56%

(a)	The sales charge declines as the amount invested increases.

(b)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(c)	The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class A and Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waivers, the Fund’s 12b-1 Fees and Total Annual Fund Operating Expenses would be 0.15% and 0.72%, respectively, for Class A shares, and 0.50% and 1.06%, respectively, for Class B shares

(d)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$322	$408	$82	$109	$57
3 Years	$496	$644	$256	$340	$179
5 Years	$684	$903	$444	$589	$312
10 Years	$1,228	$1,614	$990	$1,303	$701
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$322	$108	$82	$109	$57
3 Years	$496	$444	$256	$340	$179
5 Years	$684	$803	$444	$589	$312
10 Years	$1,228	$1,614	$990	$1,303	$701
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

1

not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor invests, under normal circumstances, at least 80% of the Fund’s assets in equity securities of companies in the S&P 500® Index. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. In practice, the Fund typically holds all 500 of the stocks in the S&P 500® Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.
The Fund is managed through the use of a “quantitative” or “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® Index through statistical procedures. The sub-advisor invests in stocks that are included in the S&P 500® Index in approximately the same proportions as they are represented in the index. As a result, the sub-advisor does not use traditional methods of stock selection, i.e., it does not select stocks on the basis of economic, financial and market analysis.
The Fund seeks to achieve a correlation between the performance of its portfolio and the S&P 500® Index of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500® Index.
The sub-advisor uses futures contracts to manage cash in an effort to minimize performance disparity between the Fund and the S&P 500® Index.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Tracking Risk
The Fund’s ability to track the return of the S&P 500® Index is impacted by the fact that the Fund pays fees and transaction costs, while the Index does not; therefore, the Fund’s returns are likely to be lower than those of the Index. Tracking variance may also result from the impact of share purchases, redemptions and other factors not affecting the Index.
Index Strategy Risk
The Fund will invest in the securities included in the S&P 500® Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.
[Remainder of Page Intentionally Left Blank]

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PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 12/1/91)
Return Before Taxes	-37.31	-2.58	-1.79	6.96
Return After Taxes on Distributions	-38.29	-3.20	-2.31	5.94
Return After Taxes on Distributions and Sale of Fund Shares	-22.35	-1.86	-1.44	5.82

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	7.38
CLASS A (Inception 12/9/92)
Return Before Taxes	-39.00	-3.31	-2.24	5.90

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	6.72
CLASS B (Inception 10/31/95)
Return Before Taxes	-39.30	-3.23	-2.22	4.39

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	5.21
CLASS K (Inception 12/7/92)
Return Before Taxes	-37.49	-2.83	-2.03	6.02

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	6.72
CLASS R (Inception 7/29/04)
Return Before Taxes	-37.63	—	—	-3.32

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	—	—	-2.48
The index returns from inception for Class Y, A, B, K and R shares are as of 12/1/91, 12/1/92, 11/1/95, 12/1/92 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. World Asset Management, Inc. (WAM) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	David J. Jones, Portfolio Analyst of WAM, has been a member of the Fund’s portfolio management team since 2009.

•	Eric R. Lessnau, Portfolio Analyst of WAM, has been a member of the Fund’s portfolio management team since 2008.

•	Kevin K. Yousif, CFA, Director, Domestic Investments of WAM, has been a member of the Fund’s portfolio management team since 2002.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and B Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide performance and income that is comparable to S&P 500® Index. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

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Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B shares to Class Y shares, your Class B shares must not currently be subject to any contingent deferred sales charges (CDSCs). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the Section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Section of this Prospectus entitled “Additional Investor Information.”
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SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 3.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $100,000	2.50	2.56
$100,000 but less than $250,000	2.00	2.04
$250,000 but less than $500,000	1.50	1.52
$500,000 but less than $1,000,000	1.00	1.01
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your

9

eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment; or

•	Class B shares within six years of buying them.
These time periods include the time you held Class A or B shares of another Munder Fund which you may have exchanged for Class A or B shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	3.00%
Within Two Years of Purchase	2.50%
Within Three Years of Purchase	2.00%
Within Four Years of Purchase	1.50%
Within Five Years of Purchase	1.00%
Within Six Years of Purchase	0.50%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 1.50% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and R shares and for services provided to shareholders of Class A, B, K and R shares.
Payments made under the Plan by Class A, B and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

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Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of

11

one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

12

MANAGEMENT OF THE FUND
Investment Advisor and Sub-Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
Pursuant to a Sub-Advisory Agreement, MCM has retained World Asset Management, Inc. (WAM), 225 E. Brown Street, Birmingham, MI 48009, a registered investment adviser and formerly a division of MCM, to manage the Fund. WAM is responsible for all purchases and sales of portfolio securities. WAM focuses on quantitative and indexed investment products and has been in the index business since the mid-1970s. WAM provides clients complete market coverage, both domestic and international, through the use of index portfolios. As of September 30, 2009, WAM had $13.6 billion in indexed assets under management.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.17% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by WAM makes investment decisions for the Fund. The team consists of David J. Jones, Eric R. Lessnau and Kevin K. Yousif. Mr. Yousif generally makes day-to-day investment decisions for the Fund.
David J. Jones, Portfolio Analyst of WAM, joined WAM in March 2009 and has been a member of the team responsible for managing the Fund since October 2009. Since joining WAM, Mr. Jones has been a member of the firm’s Domestic Investment Management Team, providing analytical and trading support for the domestic equity funds. Mr. Jones was an Equity Trader at MCM in 2008 and a Senior Business Analyst at MCM from 2002 to 2008.
Eric R. Lessnau, Portfolio Analyst of WAM, joined WAM in January 2008 and has been a member of the team responsible for managing the Fund since October 2008. Since joining WAM, Mr. Lessnau has been a member of the firm’s Domestic Investment Management Team, providing analytical and trading support for the domestic equity funds. From 2003 through 2008, Mr. Lessnau was a Senior Analyst in Institutional Sales Operations and for the Financial Operations Group at Comerica Securities, Inc.
Kevin K. Yousif, CFA, Director, Domestic Investments of WAM, joined WAM in 2000 and has been a member of the Fund’s portfolio management team since 2002. Mr. Yousif became Director, Domestic Investments of WAM in 2008 with primary responsibility for overseeing management of WAM’s domestic equity product lines and designing and implementing WAM’s portfolio analytical and reporting systems. Prior to that, he was a Senior Portfolio Manager of WAM, providing analytical and trading support throughout WAM’s product line. He also was a member of the portfolio management teams for the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund from 2002 through their liquidations in 2008.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

13

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.38	$31.24	$26.42	$24.80	$23.81

Income/(loss) from investment operations:
Net investment income	0.34	0.42	0.40	0.34	0.36
Net realized and unrealized gain/(loss) on investments	(6.64)	(4.48)	4.82	1.63	0.99

Total from investment operations	(6.30)	(4.06)	5.22	1.97	1.35

Less distributions:
Dividends from net investment income	(0.36)	(0.44)	(0.40)	(0.35)	(0.36)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.36)	(1.80)	(0.40)	(0.35)	(0.36)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.72	$25.38	$31.24	$26.42	$24.80

Total return (d)	(26.59)%	(13.68)%	19.86%	7.95%	5.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$196,811	$317,990	$460,012	$467,002	$459,667
Ratio of operating expenses to average net assets	0.71%	0.60%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.87%	1.46%	1.34%	1.29%	1.48%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.81%	0.64%	0.64%	0.66%	0.65%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.39	$31.25	$26.43	$24.80	$23.82

Income/(loss) from investment operations:
Net investment income	0.28	0.35	0.30	0.25	0.29
Net realized and unrealized gain/(loss) on investments	(6.64)	(4.49)	4.85	1.66	0.99

Total from investment operations	(6.36)	(4.14)	5.15	1.91	1.28

Less distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.33)	(0.28)	(0.30)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.30)	(1.72)	(0.33)	(0.28)	(0.30)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.73	$25.39	$31.25	$26.43	$24.80

Total return (d)	(26.83)%	(13.91)%	19.55%	7.72%	5.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$24,338	$49,290	$69,120	$76,756	$135,069
Ratio of operating expenses to average net assets	1.05%	0.89%	0.89%	0.91%	0.90%
Ratio of net investment income to average net assets	1.52%	1.19%	1.08%	1.04%	1.23%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	1.55%	1.39%	1.39%	1.41%	1.40%

(a)	Class A and B shares of the Fund commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

14

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.37	$31.22	$26.41	$24.79	$23.80

Income/(loss) from investment operations:
Net investment income	0.33	0.42	0.39	0.35	0.36
Net realized and unrealized gain/(loss) on investments	(6.65)	(4.48)	4.82	1.62	0.99

Total from investment operations	(6.32)	(4.06)	5.21	1.97	1.35

Less distributions:
Dividends from net investment income	(0.34)	(0.43)	(0.40)	(0.35)	(0.36)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.34)	(1.79)	(0.40)	(0.35)	(0.36)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.71	$25.37	$31.22	$26.41	$24.79

Total return (d)	(26.67)%	(13.67)%	19.83%	7.95%	5.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$49,686	$122,021	$207,857	$211,158	$273,790
Ratio of operating expenses to average net assets	0.79%	0.64%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.76%	1.44%	1.34%	1.29%	1.48%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.79%	0.64%	0.64%	0.66%	0.65%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS R SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.38	$31.24	$26.42	$24.80	$22.98

Income/(loss) from investment operations:
Net investment income	0.27	0.34	0.33	0.27	0.32
Net realized and unrealized gain/(loss) on investments	(6.64)	(4.48)	4.82	1.63	1.81

Total from investment operations	(6.37)	(4.14)	5.15	1.90	2.13

Less distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.33)	(0.28)	(0.31)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.30)	(1.72)	(0.33)	(0.28)	(0.31)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$16.71	$25.38	$31.24	$26.42	$24.80

Total return (d)	(26.89)%	(13.92)%	19.56%	7.68%	9.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,231	$7,026	$2,649	$205	$17
Ratio of operating expenses to average net assets	1.06%	0.88%	0.88%	0.91%	0.90	%(e)
Ratio of net investment income to average net assets	1.50%	1.21%	1.10%	1.04%	1.24	%(e)
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	1.06%	0.88%	0.88%	0.91%	0.90	%(e)

(a)	Class K and R shares of the Fund commenced operations on December 7, 1992 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

15

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.43	$31.30	$26.47	$24.84	$23.85

Income/(loss) from investment operations:
Net investment income	0.37	0.49	0.48	0.44	0.44
Net realized and unrealized gain/(loss) on investments	(6.66)	(4.50)	4.83	1.60	0.97

Total from investment operations	(6.29)	(4.01)	5.31	2.04	1.41

Less distributions:
Dividends from net investment income	(0.38)	(0.50)	(0.48)	(0.41)	(0.42)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.38)	(1.86)	(0.48)	(0.41)	(0.42)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.76	$25.43	$31.30	$26.47	$24.84

Total return (d)	(26.47)%	(13.49)%	20.16%	8.20%	5.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,609	$63,337	$79,529	$72,834	$80,418
Ratio of operating expenses to average net assets	0.55%	0.39%	0.39%	0.41%	0.40%
Ratio of net investment income to average net assets	2.00%	1.70%	1.59%	1.54%	1.73%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.55%	0.39%	0.39%	0.41%	0.40%

(a)	Class Y shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.
[Remainder of Page Intentionally Left Blank]

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

23

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES: TO OBTAIN INFORMATION:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder International Equity Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUIAX)	CLASS K SHARES (MUIKX)
CLASS B SHARES (MUIEX)	CLASS Y SHARES (MUIYX)
CLASS C SHARES (MUICX)

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document electronically.
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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Equity Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your	Class A	Class B	Class C	Class K	Class Y
investment)	Shares	Shares	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.46%	0.45%	0.46%	0.70%	0.47%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses (f)	1.47%	2.21%	2.22%	1.46%	1.23%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	A short-term trading fee of 2% may be assessed on redemptions within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

(f)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$691	$724	$325	$149	$125
3 Years	$989	$991	$694	$462	$390
5 Years	$1,308	$1,384	$1,189	$798	$675
10 Years	$2,210	$2,356	$2,553	$1,747	$1,487
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$691	$224	$225	$149	$125
3 Years	$989	$691	$694	$462	$390
5 Years	$1,308	$1,184	$1,189	$798	$675
10 Years	$2,210	$2,356	$2,553	$1,747	$1,487
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

1

not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing primarily in foreign securities, i.e., non-U.S. dollar-denominated securities traded out of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants, including depositary receipts for such securities). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
The advisor employs a highly quantitative approach to investing. Stocks are selected based on fundamental factors that the advisor believes are effective predictors of stock performance. In an effort to manage the volatility of the Fund’s performance, country and sector weightings are targeted to remain within specific ranges as compared to the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Accordingly, the Fund may concentrate its investments within one or more countries or geographic regions; however, the Fund will be invested in a minimum of ten countries.
Utilizing a variety of quantitative analyses, the advisor seeks to identify foreign stocks that offer favorable risk-adjusted returns over time. Securities in which the Fund invests will primarily be from countries represented in the MSCI EAFE Index universe, but may also include larger-capitalization companies in other countries. Although Fund tends to invest mostly in larger-capitalization companies, there is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Geographic Concentration Risk
The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

2

Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 12/1/91)
Return Before Taxes	-39.75	2.04	1.86	4.99
Return After Taxes on Distributions	-40.41	1.50	1.07	4.06
Return After Taxes on Distributions and Sale of Fund Shares	-24.53	2.22	1.67	4.21

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	1.66	0.80	4.31
CLASS A (Inception 11/30/92)
Return Before Taxes	-43.23	0.62	1.02	4.29

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	1.66	0.80	5.14
CLASS B (Inception 3/9/94)
Return Before Taxes	-43.14	0.68	0.99	2.92

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	1.66	0.80	3.02
CLASS C (Inception 9/29/95)
Return Before Taxes	-40.90	1.02	0.84	2.50

MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-43.39	1.66	0.80	2.89
CLASS K (Inception 11/23/92)
Return Before Taxes	-39.92	1.77	1.60	4.74

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	1.66	0.80	5.14
The index returns from inception for Class Y, A, B, C and K shares are as of 12/1/91, 12/1/92, 3/1/94, 10/1/95 and 12/1/92, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since June 2009.

•	Brian E. Kozeliski, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2000.
Mr. Kozeliski has primary responsibility for day-to-day management of the Fund.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

4

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities and its participation in securities lending.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.
Political/Economic Risk — Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.
Regulatory Risk — Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Currency Risk — To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Transaction Cost Risk — Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Geographic Risk — If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

5

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

6

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any CDSC. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

7

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC) Distribution and/or Service Fees Initial Purchase Minimum	Starts at 5.00% and declines to 0% six years after purchase.

Rule 12b-1 fees of 1.00% annually.

$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

8

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
			Net Amount
	Offering Price (%)		Invested (%)
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases

9

based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

10

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at

11

the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend

12

distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Peter J. Collins and Brian E. Kozeliski. Mr. Kozeliski has primary responsibility for day-to-day management of the Fund, including maintenance of the quantitative model used in selecting investments for the Fund. Mr. Collins provides support in managing the Fund, particularly with respect to maintenance of the quantitative model.
Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since June 2009. He has been a member of the portfolio management team for the Munder International Fund-Core Equity and International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the utilities sector for the team, since 2007. Mr. Collins has also been a member of the portfolio management team for the Munder Energy Fund since June 2009. Immediately prior to joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.
Brian E. Kozeliski, CFA, Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since that time. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund-Balanced and Munder Energy Fund since 2008. Mr. Kozeliski also provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$17.70	$22.05	$17.97	$14.09		$12.64

Income/(loss) from investment operations:
Net investment income	0.31	0.48	0.43	0.28		0.19
Net realized and unrealized gain/(loss) on investments	(5.14)	(3.21)	4.55	3.70		1.32

Total from investment operations	(4.83)	(2.73)	4.98	3.98		1.51

Less distributions:
Dividends from net investment income	(0.50)	(0.34)	(0.26)	(0.15)		(0.06)
Distributions from net realized capital gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.14)	(1.62)	(0.90)	(0.15)		(0.06)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.73	$17.70	$22.05	$17.97		$14.09

Total return (d)	(28.45)%	(13.30)%	28.48%	28.77	%(e)	11.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,554	$22,568	$23,553	$15,034		$11,497
Ratio of operating expenses to average net assets	1.46%	1.39%	1.44%	1.53%		1.65%
Ratio of net investment income to average net assets	2.65%	2.46%	2.14%	1.70%		1.37%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense reimbursements	1.46%	1.39%	1.44%	1.53%		1.65%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$16.96	$21.23	$17.32	$13.59		$12.24

Income/(loss) from investment operations:
Net investment income	0.20	0.29	0.30	0.07		0.11
Net realized and unrealized gain/(loss) on investments	(4.91)	(3.06)	4.37	3.66		1.24

Total from investment operations	(4.71)	(2.77)	4.67	3.73		1.35

Less distributions:
Dividends from net investment income	(0.44)	(0.22)	(0.12)	(0.05)		—
Distributions from net realized capital gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.08)	(1.50)	(0.76)	(0.05)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.17	$16.96	$21.23	$17.32		$13.59

Total return (d)	(28.90)%	(13.98)%	27.50%	27.87	%(e)	11.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,504	$3,875	$5,468	$3,328		$4,670
Ratio of operating expenses to average net assets	2.20%	2.14%	2.19%	2.29%		2.40%
Ratio of net investment income to average net assets	1.74%	1.53%	1.53%	0.46%		0.85%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense reimbursements	2.20%	2.14%	2.19%	2.29%		2.40%

(a)	Class A and B shares of the Fund commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.41% for Class A shares and 27.50% for Class B shares.

14

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$17.15	$21.45	$17.49	$13.73		$12.36

Income/(loss) from investment operations:
Net investment income	0.21	0.30	0.30	0.14		0.08
Net realized and unrealized gain/(loss) on investments	(4.98)	(3.10)	4.42	3.62		1.29

Total from investment operations	(4.77)	(2.80)	4.72	3.76		1.37

Less distributions:
Dividends from net investment income	(0.44)	(0.22)	(0.12)	(0.05)		—
Distributions from net realized capital gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.08)	(1.50)	(0.76)	(0.05)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.30	$17.15	$21.45	$17.49		$13.73

Total return (d)	(28.97)%	(13.92)%	27.52%	27.80	%(e)	11.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$$2,422	$5,364	$7,093	$3,746		$3,132
Ratio of operating expenses to average net assets	2.21%	2.14%	2.19%	2.28%		2.40%
Ratio of net investment income to average net assets	1.79%	1.57%	1.55%	0.84%		0.59%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense reimbursements	2.21%	2.14%	2.19%	2.28%		2.40%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$17.70	$22.05	$17.96	$14.08		$12.64

Income/(loss) from investment operations:
Net investment income	0.29	0.47	0.42	0.25		0.17
Net realized and unrealized gain/(loss) on investments	(5.12)	(3.20)	4.57	3.73		1.33

Total from investment operations	(4.83)	(2.73)	4.99	3.98		1.50

Less distributions:
Dividends from net investment income	(0.50)	(0.34)	(0.26)	(0.15)		(0.06)
Distributions from net realized capital gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.14)	(1.62)	(0.90)	(0.15)		(0.06)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.73	$17.70	$22.05	$17.96		$14.08

Total return (d)	(28.41)%	(13.31)%	28.50%	28.79	%(e)	11.85%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,457	$56,416	$65,175	$50,324		$39,206
Ratio of operating expenses to average net assets	1.45%	1.39%	1.44%	1.53%		1.65%
Ratio of net investment income to average net assets	2.44%	2.38%	2.11%	1.54%		1.25%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense reimbursements	1.45%	1.39%	1.44%	1.53%		1.65%

(a)	Class C and K shares of the Fund commenced operations on September 29, 1995 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 27.44% for Class C shares and 28.43% for Class K shares.

15

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$17.91	$22.28	$18.14	$14.22		$12.76

Income/(loss) from investment operations:
Net investment income	0.35	0.53	0.48	0.30		0.24
Net realized and unrealized gain/(loss) on investments	(5.20)	(3.24)	4.61	3.76		1.31

Total from investment operations	(4.85)	(2.71)	5.09	4.06		1.55

Less distributions:
Dividends from net investment income	(0.52)	(0.38)	(0.31)	(0.19)		(0.09)
Distributions from net realized capital gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.16)	(1.66)	(0.95)	(0.19)		(0.09)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.90	$17.91	$22.28	$18.14		$14.22

Total return (d)	(28.20)%	(13.09)%	28.81%	29.11	%(e)	12.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$96,669	$130,837	$146,336	$101,748		$77,927
Ratio of operating expenses to average net assets	1.22%	1.14%	1.19%	1.28%		1.40%
Ratio of net investment income to average net assets	2.96%	2.70%	2.39%	1.81%		1.74%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense reimbursements	1.22%	1.14%	1.19%	1.28%		1.40%

(a)	Class Y shares of the Fund commenced operations December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.75 % for Class Y shares.
[Remainder of Page Intentionally Left Blank]

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder International Fund-Core Equity
PROSPECTUS
October 31, 2009

CLASS A SHARES (MAICX)	CLASS Y SHARES (MICYX)
CLASS C SHARES (MICCX)	CLASS I SHARES (MICIX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Fund-Core Equity
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term growth of capital.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class C	Class Y	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None	None
Redemption Fees	2%(d)	2%(d)	2%(d)	2%(d)

ANNUAL FUND OPERATING EXPENSES	Class A	Class C	Class Y	Class I
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.36%	1.56%	1.59%	0.74%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	2.41%	3.36%	2.39%	1.54%

Fee Waiver and/or Expense Reimbursement (e)	-0.80%	-1.00%	-1.03%	-0.44%

Total Net Annual Fund Operating Expenses (e)	1.61%	2.36%	1.36%	1.10%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d)	A short-term trading fee of 2% may be assessed on redemptions within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

(e)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2010 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class Y shares and 1.10% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$705	$339	$138	$112
3 Years	$1,189	$940	$646	$443
5 Years	$1,698	$1,664	$1,181	$797
10 Years	$3,089	$3,581	$2,646	$1,797
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$705	$239	$138	$112
3 Years	$1,189	$940	$646	$443
5 Years	$1,698	$1,664	$1,181	$797
10 Years	$3,089	$3,581	$2,646	$1,797
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital by investing primarily in securities of companies in countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, but may also invest in companies from other countries, including emerging market countries.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
The advisor employs a bottom-up investment approach that emphasizes individual stock selection. The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.
Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI EAFE Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.
Although Fund tends to invest mostly in larger-capitalization companies, there is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.
From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Value Investing Risk
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Geographic Concentration Risk
The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.

2

Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and by showing the Fund’s average annual total returns for one-year and since inception periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual return in the bar chart is for the Fund’s Class Y shares, its least expensive class offered to a broad array of investors. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.
TOTAL RETURN (%)
per calendar year

		Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	Inception
(including maximum sales charges)%		%
CLASS Y (Inception 8/16/07)
Return Before Taxes	-47.88	-34.83
Return After Taxes on Distributions	-47.97	-34.91
Return After Taxes on Distributions and Sale of Fund Shares	-30.49	-28.95

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	-32.15
CLASS A (Inception 8/16/07)
Return Before Taxes	-50.83	-37.52

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	-32.15
CLASS C (Inception 8/16/07)
Return Before Taxes	-48.91	-35.48

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	-32.15
CLASS I (Inception 8/16/07)
Return Before Taxes	-47.74	-34.66

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-43.39	-32.15
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, C and I shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Remi J. Browne, CFA, Managing Director-International Equity Team of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Peter S. Carpenter, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Robert D. Cerow, CFA, Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	John W. Evers, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Daniel B. LeVan, CFA, Director-International Small-Cap Equity of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since its inception in 2007.
Mr. Browne is the lead portfolio manager and has final investment authority for the Fund. Mr. Carpenter is co-manager of the Fund, and the other team members provide analytical support for Mr. Browne.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares	Class I Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties	$2 million; no minimum for accounts attributable to certain intermediaries
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term growth of capital. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs and foreign securities.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.
Political/Economic Risk — Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.
Regulatory Risk — Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Currency Risk — To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Transaction Cost Risk — Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

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Geographic Risk — If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Emerging Markets Investing
The Fund may invest up to 20% of its assets in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism. The Fund will not invest more than 5% of its assets in companies of any one emerging market country. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, C, Y or I shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y and I shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A or C shares of the Fund to Class Y or I shares of the Fund or (ii) Class Y shares of the Fund to Class I shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class C shares to Class Y or I shares, your Class C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, C, Y and I shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y or I shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y or I shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	May be converted to Class I shares of the Fund if eligibility requirements are met.

Class I Shares
Purchase Availability	Available to individual or institutional investors

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$2 million; no minimum for accounts attributable to an intermediary that (a) maintains aggregate assets on behalf of its clients in a Fund equivalent to at least $10 million and an average client account size of at least $200,000, or (b) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need

9

to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half months later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.
CDSC Waivers — Class C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).
Other waivers of the CDSC on Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.
Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements,

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please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

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DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

12

MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.80% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Remi J. Browne, Peter S. Carpenter, Robert D. Cerow, Peter J. Collins, John W. Evers, Daniel B. LeVan and Jeffrey R. Sullivan. Mr. Browne is the lead portfolio manager and has final investment authority for the Fund. Mr. Carpenter is co-manager of the Fund, and the other team members provide analytical support for Mr. Browne. Mr. Browne covers the financials sector, Mr. Carpenter covers the consumer discretionary and industrials sectors, Mr. Cerow covers the telecommunication services sector, Mr. Collins covers the utilities sector, Mr. Evers covers the energy sector, Mr. LeVan covers the health care and technology sectors, and Mr. Sullivan covers the consumer staples and materials sectors.
Remi J. Browne, CFA, Managing Director-International Equity Team, joined MCM in 2007 and has been lead manager of the Fund since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Small-Cap Fund and MCM’s international small-cap equity discipline, as well as lead manager for MCM’s international core equity discipline, and lead analyst of the financials sector for the international core and international small-cap equity teams, since 2007. He is also a member of the portfolio management team for the Munder Asset Allocation Fund-Balanced. Immediately before joining MCM, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.
Peter S. Carpenter, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been co-manager of the Fund since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Small-Cap Fund and MCM’s international small-cap equity discipline, as well as co-manager of MCM’s international core equity discipline, and lead analyst of the consumer discretionary and industrials sectors for the international core and international small-cap equity teams, since 2007. Immediately before joining MCM, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.
Robert D. Cerow, CFA, Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the telecommunication services sector for the team, since 2007. He has also been providing analysis for MCM’s international small-cap equity team in the health care sector since that time. Immediately before joining MCM, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003.
Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has been a member of the portfolio management team for the Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the utilities sector for the team, since 2007. Mr. Collins has also been a member of the portfolio management teams for the Munder International Equity Fund and Munder Energy Fund since June 2009. Immediately before joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.
John W. Evers, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been co-manager of the Munder International Small-Cap Fund and MCM’s international small-cap equity discipline, as well as a member of the portfolio management team for MCM’s international core equity discipline, and lead analyst of the energy sector for the international core and international small-cap equity teams, since 2007. He has also been providing analysis for MCM’s international small-cap equity team in the financials sector since that time. Immediately before joining MCM, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for a quantitative research platform and production models for 10 years.
Daniel B. LeVan, CFA, Director-International Small-Cap Equity, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been lead manager of the Munder International Small-Cap Fund and MCM’s international small-cap equity discipline, as well as a member of the portfolio management team for MCM’s international core equity discipline, and lead analyst of the health care and information technology sectors for the international core and international small-cap equity teams, since 2007. Immediately before joining MCM, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.
Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management

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team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
PRIOR PERFORMANCE OF COMPOSITE OF SUBSTANTIALLY SIMILARLY MANAGED ACCOUNT
The tables below are designed to show you how a substantially similar account managed and advised by the portfolio management team of this Fund (“Composite”) has performed over various periods in the past. You should not consider the performance of the Composite as an indication of the future performance of the Fund.
The Fund has substantially the same investment objective, policies and strategies as the Composite. The Composite consists of an account managed in the international core equity style by the portfolio managers for the Fund while at their prior employer. It should be noted that this account, which is a registered investment company, represents only one account that the team managed in this style while at the prior firm. A composite representing all of the accounts managed by the portfolio managers while at their prior employer would likely show different and more favorable performance results. While the Fund is managed in a manner substantially similar to the account in the Composite, investors should be aware that the Fund is not the same as the Composite and may not have the same performance as the Composite. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.
The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the account included in the composite and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The following tables show rates of return of the Composite for the periods indicated, as well as a comparison with the performance of the MSCI EAFE Index (net dividends), the Fund’s benchmark. The returns of the MSCI EAFE Index (net dividends) assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.
Annualized Compounded Rates of Returns for the Periods Ended June 30, 2007

					10
	1 Year	2 Years	3 Years	5 Years	Years
	(%)	(%)	(%)	(%)	(%)
Composite	27.76	28.34	24.94	21.12	11.76
MSCI EAFE Index (net dividends)	27.00	26.78	22.25	17.73	7.66
Returns for the Period July 1, 2007 through August 3, 2007*

Composite	(3.68)
MSCI EAFE Index (net dividends)	(2.94)

*	August 3, 2007 is the last day that the portfolio managers for the Fund managed the Composite at their prior employer.
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14

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the life of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Class A Shares(a)			Class C Shares(a)
	Year	Period		Year	Year
	Ended	Ended		Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)
Net asset value, beginning of period	$9.36	$10.00		$9.30	$10.00

Income/(loss) from investment operations:
Net investment income	0.10	0.15		0.07	0.14
Net realized and unrealized loss on investments	(3.81)	(0.82)		(3.82)	(0.87)

Total from investment operations	(3.71)	(0.67)		(3.75)	(0.73)

Less distributions:
Dividends from net investment income	(0.19)	—		(0.12)	—

Total distributions	(0.19)	—		(0.12)	—

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	0.03		—	0.03

Net asset value, end of period	$5.46	$9.36		$5.43	$9.30

Total return (d)	(40.08)%	(6.40	)%(e)	(40.54)%	(7.00	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$297	$14,779		$103	$204
Ratio of operating expenses to average net assets	1.61%	1.61	%(f)	2.36%	2.36	%(f)
Ratio of net investment income to average net assets	1.30%	1.72	%(f)	1.24%	1.69	%(f)
Portfolio turnover rate	52%	72%		52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	2.41%	1.92	%(f)	3.36%	2.61	%(f)

(a)	Class A and C shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.70)% for Class A shares and (7.30)% for Class C shares.

(f)	Annualized.
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15

	Class Y Shares(a)			Class I Shares(a)
	Year	Period		Year	Year
	Ended	Ended		Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)
Net asset value, beginning of period	$9.38	$10.00		$9.40	$10.00

Income/(loss) from investment operations:
Net investment income	0.16	0.29		0.15	0.21
Net realized and unrealized loss on investments	(3.87)	(0.94)		(3.85)	(0.84)

Total from investment operations	(3.71)	(0.65)		(3.70)	(0.63)

Less distributions:
Dividends from net investment income	(0.22)	—		(0.24)	—

Total distributions	(0.22)	—		(0.24)	—

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	0.03		—	0.03

Net asset value, end of period	$5.45	$9.38		$5.46	$9.40

Total return (d)	(40.00)%	(6.20	)%(e)	(39.80)%	(6.00	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,705	$3,770		$45,325	$114,342
Ratio of operating expenses to average net assets	1.36%	1.36	%(f)	1.10%	1.10	%(f)
Ratio of net investment income to average net assets	2.73%	3.33	%(f)	2.45%	2.39	%(f)
Portfolio turnover rate	52%	72%		52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	2.39%	1.63	%(f)	1.54%	1.38	%(f)

(a)	Class Y and I shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.50)% for Class Y shares, and (6.30)% for Class I shares.

(f)	Annualized.

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16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860
For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

23

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

The Munder Funds
By Mail:	P.O. Box 9701
Providence, RI 02940

The Munder Funds
By overnight delivery:	101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder International Small-Cap Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MISAX)	CLASS Y SHARES (MYSIX)
CLASS C SHARES (MCISX)	CLASS I SHARES (MISIX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Small-Cap Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term growth of capital.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class C	Class Y	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None	None
Redemption Fees	2%(d)	2%(d)	2%(d)	2%(d)

ANNUAL FUND OPERATING EXPENSES	Class A	Class C	Class Y	Class I
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.36%	1.38%	1.41%	0.50%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	2.56%	3.33%	2.36%	1.45%

Fee Waiver and/or Expense Reimbursement (e)	-0.85%	-0.87%	-0.90%	-0.25%

Total Net Annual Fund Operating Expenses (e)	1.71%	2.46%	1.46%	1.20%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d)	A short-term trading fee of 2% may be assessed on redemptions within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

(e)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least 10/31/10 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.71% for Class A shares, 2.46% for Class C shares, 1.46% for Class Y shares and 1.20% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$714	$349	$149	$122
3 Years	$1,226	$943	$651	$434
5 Years	$1,763	$1,661	$1,180	$768
10 Years	$3,225	$3,563	$2,628	$1,713
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$714	$249	$149	$122
3 Years	$1,226	$943	$651	$434
5 Years	$1,763	$1,661	$1,180	$768
10 Years	$3,225	$3,563	$2,628	$1,713
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index, but may also invest in companies from other countries, including emerging market countries. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. With respect to each country in which the Fund invests, a small-capitalization company means any company with a market capitalization that is within such country’s smallest 15% based on market capitalization. The Fund may, however, also invest in equity securities of larger companies.
The advisor employs a bottom-up investment approach that emphasizes individual stock selection. The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.
Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.
From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Small Company Stock Risk
Small companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Geographic Concentration Risk
The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

2

Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and by showing the Fund’s average annual total returns for one-year and since inception periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual return in the bar chart is for the Fund’s Class Y shares, its least expensive class offered to a broad array of investors. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.
TOTAL RETURN (%)
per calendar year

		Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	Inception
(including maximum sales charges)%		%
CLASS Y (Inception 8/17/07)
Return Before Taxes	-53.56	-42.27
Return After Taxes on Distributions	-53.55	-42.27
Return After Taxes on Distributions and Sale of Fund Shares	-34.44	-35.12

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-47.67	-38.14
CLASS A (Inception 8/17/07)
Return Before Taxes	-56.27	-44.73

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-47.67	-38.14
CLASS C (Inception 8/17/07)
Return Before Taxes	-54.51	-42.84

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-47.67	-38.14
CLASS I (Inception 8/17/07)
Return Before Taxes	-53.49	-42.10

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-47.67	-38.14
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, C and I shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Remi J. Browne, CFA, Managing Director-International Equity Team of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Peter S. Carpenter, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Robert D. Cerow, CFA, Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	John W. Evers, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Daniel B. LeVan, CFA, Director-International Small-Cap Equity of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•	Jeffrey R. Sullivan, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.
Mr. LeVan is the lead portfolio manager and has final investment authority for the Fund. Mr. Evers is co-manager of the Fund, and the other team members provide analytical support for Mr. LeVan.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares	Class I Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties	$2 million; no minimum for accounts attributable to certain intermediaries
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

4

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term growth of capital. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs and foreign securities.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.
Political/Economic Risk — Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.
Regulatory Risk — Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Currency Risk — To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Transaction Cost Risk — Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities

5

may be subject to the imposition of withholding taxes on dividend income.
Geographic Risk — If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. . Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases
Emerging Markets Investing
The Fund may invest up to 20% of its assets in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism. The Fund will not invest more than 5% of its assets in companies of any one emerging market country. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

6

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, C, Y or I shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y and I shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A or C shares of the Fund to Class Y or I shares of the Fund or (ii) Class Y shares of the Fund to Class I shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class C shares to Class Y or I shares, your Class C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, C, Y and I shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y or I shares of the Fund if eligibility requirements are met.

7

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y or I shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	May be converted to Class I shares of the Fund if eligibility requirements are met.

Class I Shares
Purchase Availability	Available to individual or institutional investors

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$2 million; no minimum for accounts attributable to an intermediary that (a) maintains aggregate assets on behalf of its clients in a Fund equivalent to at least $10 million and an average client account size of at least $200,000, or (b) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Purchase Maximum	None

Conversion Feature	None

8

APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need

9

to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half months later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.
CDSC Waivers — Class C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).
Other waivers of the CDSC on Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.
Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements,

10

please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

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The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.80% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Remi J. Browne, Peter S. Carpenter, Robert D. Cerow, Peter J. Collins, John W. Evers, Daniel B. LeVan and Jeffrey R. Sullivan. Mr. LeVan is the lead portfolio manager and has final investment authority for the Fund. Mr. Evers is co-manager of the Fund, and the other team members

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provide analytical support for Mr. LeVan. Mr. Browne covers the financials sector with Mr. Evers, who also covers the energy sector. Mr. Carpenter covers the consumer discretionary and industrials sectors, Mr. Collins covers the utilities sector, and Mr. Sullivan covers the consumer staples and materials sectors. Mr. Cerow covers the telecommunication services sector and also covers the health care sector with Mr. LeVan, who is also responsible for the information technology sector.
Remi J. Browne, CFA, Managing Director-International Equity Team, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been lead manager of the Munder International Fund-Core Equity and MCM’s international core equity discipline, as well as a member of the portfolio management team for MCM’s international small-cap equity discipline, and lead analyst of the financials sector for the international core and international small-cap equity teams, since 2007. He is also a member of the portfolio management team for the Munder Asset Allocation Fund-Balanced. Immediately before joining MCM, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.
Peter S. Carpenter, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been co-manager of the Munder International Fund-Core Equity and MCM’s international core equity discipline, as well as a member the portfolio management team for MCM’s international small-cap equity discipline, and lead analyst of the consumer discretionary and industrials sectors for the international core and international small-cap equity teams, since 2007. Immediately before joining MCM, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.
Robert D. Cerow, CFA, Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Fund-Core Equity, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the telecommunication services sector for the team, since 2007. He has also been providing analysis for MCM’s international small-cap equity team in the health care sector since that time. Immediately before joining MCM, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003.
Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has been a member of the portfolio management team for the Munder International Fund-Core Equity, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the utilities sector for the team, since 2007. Mr. Collins has also been a member of the portfolio management teams for the Munder International Equity Fund and Munder Energy Fund since June 2009. Immediately before joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.
John W. Evers, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been co-manager of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Fund-Core Equity and MCM’s international core equity discipline, as well as co-manager for MCM’s international small-cap equity discipline, and lead analyst of the energy sector for the international core and international small-cap equity teams, since 2007. He has also been providing analysis for MCM’s international small-cap equity team in the financials sector since that time. Immediately before joining MCM, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for a quantitative research platform and production models for 10 years.
Daniel B. LeVan, CFA, Director-International Small-Cap Equity, joined MCM in 2007 and has been lead manager of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Fund-Core Equity and MCM’s international core equity discipline, as well lead manager for MCM’s international small-cap equity discipline, and lead analyst of the health care and information technology sectors for the international core and international small-cap equity teams, since 2007. Immediately before joining MCM, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.
Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2007. He has also been a member of the portfolio management team for the Munder International Fund-Core Equity, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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PRIOR PERFORMANCE OF COMPOSITE OF SUBSTANTIALLY SIMILARLY MANAGED ACCOUNT
The tables below are designed to show you how a substantially similar account managed and advised by the portfolio management team of this Fund (“Composite”) has performed over various periods in the past. You should not consider the performance of the Composite as an indication of the future performance of the Fund.
The Fund has substantially the same investment objective, policies and strategies as the Composite. The Composite consists of an account managed in the international core equity style by the portfolio managers for the Fund while at their prior employer. It should be noted that this account, which is a registered investment company, represents only one account that the team managed in this style while at the prior firm. A composite representing all of the accounts managed by the portfolio managers while at their prior employer would likely show different and more favorable performance results. While the Fund is managed in a manner substantially similar to the account in the Composite, investors should be aware that the Fund is not the same as the Composite and may not have the same performance as the Composite. Different performance results are likely to due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.
The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the account included in the composite and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The following tables show rates of return of the Composite for the periods indicated, as well as a comparison with the performance of the S&P® Developed ex-U.S. SmallCap Index (which was formerly known as the S&P®/Citigroup EMI World ex-U.S. Index), the Fund’s benchmark. The returns of the S&P® Developed ex-U.S. SmallCap Index assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.
Annualized Compounded Rates of Returns for the Periods Ended June 30, 2007

		2	3	5	10
	1 Year	Years	Years	Years	Years
	(%)	(%)	(%)	(%)	(%)
Composite	27.42	32.98	30.15	27.51	19.18
S&P® Developed ex-U.S. SmallCap Index	31.68	31.56	27.70	24.81	12.91
Returns for the Period July 1, 2007 through August 3, 2007*

Composite	(2.31)
S&P® Developed ex-U.S. SmallCap Index	(1.73)

*	August 3, 2007 is the last day that the portfolio managers for the Fund managed the Composite at their prior employer.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the life of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Class A Shares(a)			Class C Shares(a)
	Year	Period		Year	Year
	Ended	Ended		Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)
Net asset value, beginning of period	$8.73	$10.00		$8.67	$10.00

Income/(loss) from investment operations:
Net investment income	0.05	0.17		0.02	0.14
Net realized and unrealized loss on investments	(3.61)	(1.44)		(3.59)	(1.47)

Total from investment operations	(3.56)	(1.27)		(3.57)	(1.33)

Less distributions:
Dividends from net investment income	(0.09)	—		(0.07)	—
Distributions from net realized gains	—	(0.00	)(d)	—	(0.00	)(d)

Total distributions	(0.09)	(0.00	)(d)	(0.07)	(0.00	)(d)

Short-term trading fees	0.00 (d)	0.00	(d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$5.08	$8.73		$5.03	$8.67

Total return (c)	(40.99)%	(12.67)%		(41.39)%	(13.27)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,327	$2,880		$3,332	$2,681
Ratio of operating expenses to average net assets	1.71%	1.71	%(e)	2.46%	2.46	%(e)
Ratio of net investment income to average net assets	0.86%	2.06	%(e)	0.38%	1.77	%(e)
Portfolio turnover rate	91%	91%		91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	2.56%	2.80	%(e)	3.33%	3.28	%(e)

	Class Y Shares(a)			Class I Shares(a)
	Year	Period		Year	Year
	Ended	Ended		Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)
Net asset value, beginning of period	$8.74	$10.00		$8.77	$10.00

Income/(loss) from investment operations:
Net investment income	0.07	0.11		0.07	0.14
Net realized and unrealized loss on investments	(3.62)	(1.37)		(3.62)	(1.36)

Total from investment operations	(3.55)	(1.26)		(3.55)	(1.22)

Less distributions:
Dividends from net investment income	(0.10)	—		(0.11)	(0.01)
Distributions from net realized gains	—	(0.00	)(d)	—	(0.00	)(d)

Total distributions	(0.10)	(0.00	)(d)	(0.11)	(0.01)

Short-term trading fees	0.00 (d)	0.00	(d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$5.09	$8.74		$5.11	$8.77

Total return (c)	(40.87)%	(12.57)%		(40.76)%	(12.21)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$45,239	$3,862		$80,598	$170,390
Ratio of operating expenses to average net assets	1.46%	1.46	%(e)	1.20%	1.20	%(e)
Ratio of net investment income to average net assets	1.49%	1.37	%(e)	1.33%	1.72	%(e)
Portfolio turnover rate	91%	91%		91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	2.36%	2.46	%(e)	1.45%	1.50	%(e)

(a)	Class A, C, Y and I shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860
For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

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eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

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POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

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ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Internet Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MNNAX)	CLASS R SHARES (MNNRX)
CLASS B SHARES (MNNBX)	CLASS Y SHARES (MNNYX)
CLASS C SHARES (MNNCX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Internet Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A		Class B		Class C		Class R	Class Y
(fees paid directly from your investment)	Shares		Shares		Shares		Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(b)	5	%(c)	1	%(d)	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your	Class A	Class B	Class C	Class R		Class Y
investment)	Shares	Shares	Shares	Shares		Shares
Management Fees	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50	%(e)	0.00%
Other Expenses	1.37%	1.38%	1.37%	1.22%		1.36%

Total Annual Fund Operating Expenses	2.62%	3.38%	3.37%	2.72%		2.36%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$801	$841	$440	$275	$239
3 Years	$1,320	$1,339	$1,036	$844	$736
5 Years	$1,864	$1,960	$1,755	$1,439	$1,260
10 Years	$3,342	$3,496	$3,658	$3,051	$2,696
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$801	$341	$340	$275	$239
3 Years	$1,320	$1,039	$1,036	$844	$736
5 Years	$1,864	$1,760	$1,755	$1,439	$1,260
10 Years	$3,342	$3,496	$3,658	$3,051	$2,696
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of companies positioned to benefit from the growth of the Internet. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
Companies positioned to benefit from the growth of the Internet fall into three basic categories:
•	Pure plays — companies whose core business models are focused primarily on the Internet;

•	Builders — companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet; and

•	Beneficiaries — companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.
There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Further, the Fund may invest without limit in initial public offerings (IPOs); however, there is no guarantee that IPOs will be available for investment by the Fund and the impact of IPOs, if any, on performance is uncertain.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Sector Concentration Risk
A substantial portion of the Fund’s assets will be invested within one economic sector, the information technology sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
IPO Risk
Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail or their product lines fail to achieve an adequate level of market recognition or acceptance.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

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PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market indices. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 6/1/98)
Return Before Taxes	-45.62	-4.60	-6.94	-2.02
Return After Taxes on Distributions	-45.62	-4.60	-6.97	-2.09
Return After Taxes on Distributions and Sale of Fund Shares	-29.65	-3.85	-5.54	-1.68

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.11
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60
CLASS A (Inception 8/19/96)
Return Before Taxes	-48.73	-5.91	-7.70	3.35

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	4.43
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	3.18
CLASS B (Inception 6/1/98)
Return Before Taxes	-48.84	-5.93	-7.73	-2.83

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.11
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60
CLASS C (Inception 11/3/98)
Return Before Taxes	-46.69	-5.54	-7.86	-4.15

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.24
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60
CLASS R (Inception 7/29/04)
Return Before Taxes	-45.90	—	—	-4.40

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00	—	—	-2.48
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	-39.98	—	—	-3.22
The index returns from inception for Class Y, A, B, C and R shares are as of 6/1/98, 9/1/96, 6/1/98, 11/1/98 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. This change from previous years was made for consistency with other Munder Funds materials. The after-tax returns of the Class A, B, C and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005, and has provided idea generation and research support in the technology sector for the Fund since 1999.

•	Kenneth A. Smith, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 1999.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities, including emerging market country securities, and its participation in securities lending.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that

5

may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the

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Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert Class A, B, C, or R shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charges (CDSCs). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None **	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases

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based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

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•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C and R shares.
Payments made under the Plan by Class A, B, C and R shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and R shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-

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traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital

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gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes final investment decisions for the Fund.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, joined MCM in 1999 and has been a member of the Fund’s portfolio management team since 2005. Prior to that time, Mr. Lebovitz provided idea generation and research support in the technology sector for the Fund and MCM’s other equity investment disciplines. He has also been a member of the portfolio management team for the Munder Technology Fund since 2005.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. He has also been a member of the portfolio management team for the Munder Technology Fund since its inception in 1999 and a member of the portfolio management teams for the Munder Large-Cap Value Fund and separately managed accounts in MCM’s large-capitalization value and core value disciplines, focusing on the technology and telecommunications industries, since 2008. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008. Mr. Smith has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

13

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.51	$23.41	$19.29	$17.70		$18.53

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.37)	(0.37)	(0.24)		(0.31)
Net realized and unrealized gain/(loss) on investments	(2.77)	(2.53)	4.49	1.75		(0.52)

Total from investment operations	(3.10)	(2.90)	4.12	1.51		(0.83)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.41	$20.51	$23.41	$19.29		$17.70

Total return (d)	(15.11)%	(12.43)%	21.41%	9.11	%(e)	(4.59)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$210,683	$283,745	$392,918	$445,453		$358,457
Ratio of operating expenses to average net assets	2.62%	2.08%	2.33%	2.18%		2.29%
Ratio of net investment loss to average net assets	(2.10)%	(1.61)%	(1.83)%	(1.19)%		(1.75)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.62%	2.08%	2.33%	2.18%		2.31%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$19.02	$21.88	$18.16	$16.79		$17.71

Income/(loss) from investment operations:
Net investment loss	(0.41)	(0.50)	(0.49)	(0.37)		(0.42)
Net realized and unrealized gain/(loss) on investments	(2.57)	(2.36)	4.21	1.66		(0.50)

Total from investment operations	(2.98)	(2.86)	3.72	1.29		(0.92)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$16.04	$19.02	$21.88	$18.16		$16.79

Total return (d)	(15.71)%	(13.07)%	20.47%	8.35	%(e)	(5.31)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,137	$25,728	$35,603	$47,126		$196,038
Ratio of operating expenses to average net assets	3.38%	2.83%	3.08%	2.95%		3.04%
Ratio of net investment loss to average net assets	(2.85)%	(2.36)%	(2.59)%	(2.04)%		(2.47)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.38%	2.83%	3.08%	2.95%		3.06%

(a)	Class A and B shares of the Fund commenced operations on August 19, 1996 and June 1, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.65% for Class A shares and 7.87% for Class B shares.

14

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$19.03	$21.90	$18.17	$16.80		$17.72

Income/(loss) from investment operations:
Net investment loss	(0.42)	(0.50)	(0.49)	(0.37)		(0.42)
Net realized and unrealized gain/(loss) on investments	(2.57)	(2.37)	4.22	1.66		(0.50)

Total from investment operations	(2.99)	(2.87)	3.73	1.29		(0.92)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$16.04	$19.03	$21.90	$18.17		$16.80

Total return (d)	(15.76)%	(13.06)%	20.46%	8.34	%(e)	(5.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,302	$58,172	$82,541	$99,230		$124,925
Ratio of operating expenses to average net assets	3.37%	2.83%	3.08%	2.94%		3.04%
Ratio of net investment loss to average net assets	(2.85)%	(2.37)%	(2.59)%	(1.99)%		(2.49)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.37%	2.83%	3.08%	2.94%		3.06%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS R SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.29	$23.23	$19.20	$17.66		$15.78

Income/loss from investment operations:
Net investment loss	(0.37)	(0.42)	(0.43)	(0.29)		(0.32)
Net realized and unrealized gain/loss on investments	(2.72)	(2.52)	4.46	1.75		2.20

Total from investment operations	(3.09)	(2.94)	4.03	1.46		1.88

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.20	$20.29	$23.23	$19.20		$17.66

Total return (d)	(15.27)%	(12.65)%	21.04%	8.84	%(e)	11.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28	$43	$49	$12		$11
Ratio of operating expenses to average net assets	2.72%	2.33%	2.55%	2.42%		2.54	%(f)
Ratio of net investment loss to average net assets	(2.19)%	(1.86)%	(2.07)%	(1.46)%		(1.92	)%(f)
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.72%	2.33%	2.55%	2.42%		2.56	%(f)

(a)	Class C and R shares of the Fund commenced operations on November 3, 1998 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 7.87% for Class C shares and 8.39% for Class R shares.

(f)	Annualized.

15

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$21.07	$24.00	$19.72	$18.05		$18.85

Income/(loss) from investment operations:
Net investment loss	(0.30)	(0.31)	(0.33)	(0.20)		(0.27)
Net realized and unrealized gain/(loss) on investments	(2.83)	(2.62)	4.61	1.79		(0.53)

Total from investment operations	(3.13)	(2.93)	4.28	1.59		(0.80)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.94	$21.07	$24.00	$19.72		$18.05

Total return (d)	(14.90)%	(12.17)%	21.64%	9.43	%(e)	(4.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,243	$12,083	$6,841	$6,050		$5,574
Ratio of operating expenses to average net assets	2.36%	1.81%	2.07%	1.93%		2.04%
Ratio of net investment loss to average net assets	(1.85)%	(1.34)%	(1.56)%	(0.99)%		(1.47)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.36%	1.81%	2.07%	1.93%		2.06%

(a)	Class Y shares of the Fund commenced operations on June 1, 1998.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.99% for Class Y shares.
[Remainder of Page Intentionally Left Blank]

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

23

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Large-Cap Growth Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUSAX)	CLASS K SHARES (MUSKX)
CLASS B SHARES (MUSGX)	CLASS Y SHARES (MUSYX)
CLASS C SHARES (MUSCX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Large-Cap Growth Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage	Class A	Class B	Class C	Class K	Class Y
of the value of your investment)	Shares	Shares	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.61%	0.61%	0.62%	0.86%	0.61%

Total Annual Fund Operating Expenses	1.61%	2.36%	2.37%	1.61%	1.36%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$705	$739	$340	$164	$138
3 Years	$1,030	$1,036	$739	$508	$431
5 Years	$1,378	$1,460	$1,265	$876	$745
10 Years	$2,356	$2,510	$2,706	$1,911	$1,636
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$705	$239	$240	$164	$138
3 Years	$1,030	$736	$739	$508	$431
5 Years	$1,378	$1,260	$1,265	$876	$745
10 Years	$2,356	$2,510	$2,706	$1,911	$1,636
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($362 million to $329.7 billion as of September 30, 2009).
In selecting investments for the Fund, the advisor looks for companies that it believes will grow faster than the average company in the Russell 1000® Growth Index. The Fund typically holds 60 to 90 securities. The advisor may consider one or more of the following factors in selecting the Fund’s investments:

•	revenue and earnings growth rates that are superior to their peers;

•	dominant market position;

•	solid balance sheet;

•	high quality of earnings; and

•	price momentum.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund’s foreign securities investments will generally be limited to U.S. dollar-denominated securities of foreign issuers that are traded in the United States.
The Fund may concentrate its investments in one or more economic sectors, but will not concentrate its investments within any particular industry.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in health care and information technology companies. The values of health care and information technology companies are particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Health care stocks are also heavily influenced by the impact of cost containment measures Technology stocks, especially those of less-seasoned companies, tend to be more volatile than the overall market.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

2

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 8/16/93)
Return Before Taxes	-44.19	-3.30	-3.64	3.64
Return After Taxes on Distributions	-44.19	-3.49	-4.16	2.93
Return After Taxes on Distributions and Sale of Fund Shares	-28.72	-2.64	-2.94	3.14

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-38.44	-3.42	-4.27	4.93
CLASS A (Inception 8/4/93)
Return Before Taxes	-47.36	-4.62	-4.46	2.99

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-38.44	-3.42	-4.27	5.17
CLASS B (Inception 4/29/93)
Return Before Taxes	-47.48	-4.62	-4.51	3.02

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-38.44	-3.42	-4.27	5.14
CLASS C (Inception 9/20/93)
Return Before Taxes	-45.25	-4.26	-4.59	2.64

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-38.44	-3.42	-4.27	5.01
CLASS K (Inception 6/23/95)
Return Before Taxes	-44.30	-3.54	-3.87	2.45

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-38.44	-3.42	-4.27	3.74
The index returns from inception for Class Y, A, B, C and K shares are as of 9/1/93, 8/1/93, 5/1/93, 10/1/93 and 7/1/95, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. This change from previous years was made for consistency with other Munder Funds materials. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Michael P. Gura, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004.

•	Thomas P. Kenny, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2007.

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PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities and its participation in securities lending.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

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Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the

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Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003. Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

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Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None **	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases

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based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

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•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

11

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution

12

generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Michael P. Gura and Thomas P. Kenny. Mr. Gura and Mr. Kenny jointly make investment decisions for the Fund.
Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005, the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007 and the Munder Healthcare Fund since 2008. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 2002.
Thomas P. Kenny, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2007. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005 and the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007. Mr. Kenny has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 1995 and served as Director, Institutional Investment Services from 2005 through 2008.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

13

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$15.61	$18.26	$15.48	$14.82		$13.59

Income/(loss) from investment operations:
Net investment income/(loss)	0.02	(0.06)	(0.02)	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	(4.95)	(1.24)	2.80	0.60		1.24

Total from investment operations	(4.93)	(1.30)	2.78	0.58		1.23

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$10.68	$15.61	$18.26	$15.48		$14.82

Total return (d)	(31.58)%	(8.20)%	17.96%	4.45	%(e)	9.05%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,196	$22,142	$26,807	$28,995		$29,248
Ratio of operating expenses to average net assets	1.61%	1.44%	1.45%	1.48%		1.50%
Ratio of net investment income/(loss) to average net assets	0.14%	(0.36)%	(0.14)%	(0.12)%		(0.04)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	1.61%	1.44%	1.45%	1.48%		1.50%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$13.56	$16.14	$13.79	$13.31		$12.30

Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.17)	(0.13)	(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	(4.29)	(1.06)	2.48	0.53		1.11

Total from investment operations	(4.35)	(1.23)	2.35	0.41		1.01

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.07		—

Net asset value, end of period	$9.21	$13.56	$16.14	$13.79		$13.31

Total return (d)	(32.08)%	(8.88)%	17.04%	3.61	%(e)	8.21%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$977	$2,394	$2,788	$2,992		$5,493
Ratio of operating expenses to average net assets	2.36%	2.19%	2.20%	2.23%		2.25%
Ratio of net investment loss to average net assets	(0.61)%	(1.11)%	(0.90)%	(0.88)%		(0.79)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	2.36%	2.19%	2.20%	2.23%		2.25%

(a)	Class A and B shares of the Fund commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.91% for Class A shares and 3.08% for Class B shares.

14

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$13.69	$16.28	$13.91	$13.42		$12.40

Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.17)	(0.13)	(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	(4.33)	(1.07)	2.50	0.54		1.12

Total from investment operations	(4.39)	(1.24)	2.37	0.42		1.02

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.07		—

Net asset value, end of period	$9.30	$13.69	$16.28	$13.91		$13.42

Total return (d)	(32.07)%	(8.87)%	17.12%	3.58	%(e)	8.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,071	$3,613	$3,550	$3,578		$4,600
Ratio of operating expenses to average net assets	2.37%	2.19%	2.20%	2.23%		2.25%
Ratio of net investment loss to average net assets	(0.61)%	(1.11)%	(0.89)%	(0.87)%		(0.79)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	2.37%	2.19%	2.20%	2.23%		2.25%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$15.65	$18.31	$15.52	$14.86		$13.63

Income/(loss) from investment operations:
Net investment gain/(loss)	0.02	(0.06)	(0.02)	(0.01)		(0.01)
Net realized and unrealized gain/(loss) on investments	(4.96)	(1.25)	2.81	0.59		1.24

Total from investment operations	(4.94)	(1.31)	2.79	0.58		1.23

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$10.71%	$15.65	$18.31	$15.52		$14.86

Total return (d)	(31.57)%	(8.23)%	17.98%	4.44	%(e)	9.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,593	$42,350	$45,968	$48,099		$7,467
Ratio of operating expenses to average net assets	1.61%	1.44%	1.45%	1.46%		1.50%
Ratio of net investment income/(loss) to average net assets	0.15%	(0.36)%	(0.14)%	(0.07)%		(0.04)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	1.61%	1.44%	1.45%	1.46%		1.50%

(a)	Class C and K shares of the Fund commenced operations on September 20, 1993 and June 23, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.06% for Class C shares and 3.90% for Class K shares.

15

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$16.33	$19.00	$16.07	$15.35		$14.04

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	(0.02)	0.02	0.02		0.03
Net realized and unrealized gain/(loss) on investments	(5.18)	(1.30)	2.91	0.62		1.28

Total from investment operations	(5.13)	(1.32)	2.93	0.64		1.31

Less distributions:
Distributions from net realized gain	—	(1.35)	—	(0.00	)(c)	—

Total distributions	—	(1.35)	—	(0.00	)(c)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$11.20	$16.33	$19.00	$16.07		$15.35

Total return (d)	(31.41)%	(7.98)%	18.31%	4.63	%(e)	9.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,701	$40,567	$42,544	$47,636		$52,871
Ratio of operating expenses to average net assets	1.36%	1.19%	1.20%	1.23%		1.25%
Ratio of net investment income/(loss) to average net assets	0.40%	(0.11)%	0.10%	0.13%		0.21%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	1.36%	1.19%	1.20%	1.23%		1.25%

(a)	Class Y shares of the Fund commenced operations August 16, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 4.11 % for Class Y shares.
[Remainder of Page Intentionally Left Blank]

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

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eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

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POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

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ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Large-Cap Value Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUGAX)	CLASS K SHARES (MUGKX)
CLASS B SHARES (MUGBX)	CLASS R SHARES (MUGRX)
CLASS C SHARES (MUGCX)	CLASS Y SHARES (MUGYX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Large-Cap Value Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class R		Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value	Class A	Class B	Class C	Class K	Class R		Class Y
of your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50	%(e)	0.00%
Other Expenses	0.60%	0.59%	0.61%	0.84%	0.58%		0.59%

Total Annual Fund Operating Expenses	1.60%	2.34%	2.36%	1.59%	1.83%		1.34%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$704	$737	$339	$162	$186	$136
3 Years	$1,027	$1,030	$736	$502	$576	$424
5 Years	$1,373	$1,450	$1,260	$866	$991	$734
10 Years	$2,346	$2,492	$2,696	$1,890	$2,148	$1,612
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$704	$237	$239	$162	$186	$136
3 Years	$1,027	$730	$736	$502	$576	$424
5 Years	$1,373	$1,250	$1,260	$866	$991	$734
10 Years	$2,346	$2,492	$2,696	$1,890	$2,148	$1,612
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($362 million to $329.7 billion as of September 30, 2009). The Fund may, however, also invest in equity securities of smaller companies.
The advisor seeks to invest in companies whose equity securities are trading at an attractive valuation relative to the marketplace, their peers and historical levels and possess a catalyst for favorable or improved security values. In addition to valuation, the advisor may also consider one or more of the following factors in choosing companies:
•	financial strength, strong fundamentals and low price-to-earnings ratios;

•	improving earnings estimates and stock price trends;

•	quality of management, profitability and industry leadership position;

•	current dividend; and/or

•	unrecognized assets.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may concentrate its investments in one or more economic sectors.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3%of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Value Investing Risk
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in financials companies. The values of financials companies are particularly vulnerable to economic downturns and changes in government regulation and interest rates.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

2

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 7/5/94)
Return Before Taxes	-31.46	0.91	1.00	6.53
Return After Taxes on Distributions	-31.64	0.11	0.19	5.06
Return After Taxes on Distributions and Sale of Fund Shares	-20.16	1.02	0.78	5.25

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	7.97
CLASS A (Inception 8/8/94)
Return Before Taxes	-35.39	-0.46	0.18	5.82

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	7.79
CLASS B (Inception 8/9/94)
Return Before Taxes	-35.52	-0.42	0.15	5.80

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	7.79
CLASS C (Inception 12/5/95)
Return Before Taxes	-32.85	-0.10	-0.01	3.99

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	6.33
CLASS K (Inception 7/5/94)
Return Before Taxes	-31.60	0.67	0.75	6.27

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	7.97
CLASS R (Inception (11/1/06)
Return Before Taxes	-31.82	—	—	-12.65

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	—	—	-17.49
The index returns from inception for Class Y, A, B, C, K and R shares are as of 7/1/94, 8/1/94, 8/1/94, 12/1/95, 7/1/94 and 11/1/06, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	John F. Kreiter, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2001.

•	Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2004.

•	Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2008.

3

PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs, foreign securities and its participation in securities lending.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.
Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

5

Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

6

Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

7

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None

8

APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need

9

to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 701/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.
Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

10

Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of

11

one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

12

MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM jointly makes investment decisions for the Fund. The team consists of John F. Kreiter, Joseph W. Skornicka, and Kenneth A. Smith.
John F. Kreiter, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2001. He also has been part of the team responsible for managing separately managed accounts in MCM’s large-capitalization value and multi-capitalization value disciplines since that time. Mr. Kreiter also co-managed the Munder Energy Fund from 2003 through 2008.
Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2004. He also has been a member of the Munder Asset Allocation Fund-Balanced portfolio management team since 2006, and part of the team responsible for managing separately managed accounts in MCM’s large-capitalization value and multi-cap value investment disciplines since 2004. Mr. Skornicka has been continuously employed by MCM since 2004, previously working for MCM as a Senior Equity Analyst from 1995 to 2001.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2008. He has also been a member of the portfolio management teams for the Munder Internet Fund and Munder Technology Fund since 1999, and separately managed accounts in MCM’s large-capitalization value and multi-cap value disciplines, focusing on the technology and telecommunications industries, since 2008. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008. Mr. Smith has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$13.70	$17.28	$15.89	$14.89	$13.21

Income/(loss) from investment operations:
Net investment income	0.16	0.17	0.15	0.11	0.08
Net realized and unrealized gain/(loss) on investments	(3.80)	(1.93)	2.83	1.37	1.67

Total from investment operations	(3.64)	(1.76)	2.98	1.48	1.75

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.15)	(0.11)	(0.07)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.16)	(1.82)	(1.59)	(0.48)	(0.07)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.90	$13.70	$17.28	$15.89	$14.89

Total return (d)	(26.61)%	(11.31)%	19.84%	10.08%	13.27%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,980	$12,162	$17,170	$12,754	$8,532
Ratio of operating expenses to average net assets	1.60%	1.42%	1.42%	1.43%	1.48%
Ratio of net investment income to average net assets	1.52%	1.07%	0.91%	0.72%	0.58%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.60%	1.42%	1.42%	1.43%	1.48%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$13.31	$16.86	$15.56	$14.62	$13.02

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.05	0.02	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments	(3.70)	(1.88)	2.77	1.36	1.63

Total from investment operations	(3.62)	(1.83)	2.79	1.34	1.61

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.03)	(0.01)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.09)	(1.72)	(1.49)	(0.40)	(0.01)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.60	$13.31	$16.86	$15.56	$14.62

Total return (d)	(27.23)%	(12.00)%	18.94%	9.30%	12.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,470	$2,314	$3,366	$3,641	$8,346
Ratio of operating expenses to average net assets	2.34%	2.17%	2.17%	2.18%	2.23%
Ratio of net investment income/(loss) to average net assets	0.77%	0.33%	0.15%	(0.13)%	(0.18)%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.34%	2.17%	2.17%	2.18%	2.23%

(a)	Class A and B shares of the Fund commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

14

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$13.30	$16.85	$15.55	$14.61	$13.01

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.05	0.03	(0.01)	(0.02)
Net realized and unrealized gain/(loss) on investments	(3.69)	(1.88)	2.76	1.35	1.63

Total from investment operations	(3.61)	(1.83)	2.79	1.34	1.61

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.03)	(0.01)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.09)	(1.72)	(1.49)	(0.40)	(0.01)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.60	$13.30	$16.85	$15.55	$14.61

Total return (d)	(27.17)%	(12.01)%	18.95%	9.31%	12.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,402	$2,551	$3,719	$2,993	$3,214
Ratio of operating expenses to average net assets	2.36%	2.17%	2.17%	2.18%	2.23%
Ratio of net investment income/(loss) to average net assets	0.78%	0.32%	0.16%	(0.07)%	(0.18)%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.36%	2.17%	2.17%	2.18%	2.23%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$13.71	$17.30	$15.90	$14.90	$13.22

Income/(loss) from investment operations:
Net investment income	0.16	0.17	0.15	0.10	0.08
Net realized and unrealized gain/(loss) on investments	(3.80)	(1.94)	2.84	1.38	1.67

Total from investment operations	(3.64)	(1.77)	2.99	1.48	1.75

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.15)	(0.11)	(0.07)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.16)	(1.82)	(1.59)	(0.48)	(0.07)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.91	$13.71	$17.30	$15.90	$14.90

Total return (d)	(26.59)%	(11.35)%	19.89%	10.07%	13.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$13,310	$22,464	$32,509	$36,309	$30,709
Ratio of operating expenses to average net assets	1.59%	1.42%	1.42%	1.43%	1.48%
Ratio of net investment income to average net assets	1.54%	1.07%	0.90%	0.68%	0.59%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.59%	1.42%	1.42%	1.43%	1.48%

(a)	Class C and K shares of the Fund commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

15

	Year	Year	Year
	Ended	Ended	Ended
CLASS R SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)
Net asset value, beginning of period	$13.69	$17.27	$15.99

Income/(loss) from investment operations:
Net investment income	0.14	0.12	0.09
Net realized and unrealized gain/(loss) on investments	(3.80)	(1.92)	1.71

Total from investment operations	(3.66)	(1.80)	1.80

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.11)
Distributions from net realized gains	—	(1.66)	(0.41)

Total distributions	(0.14)	(1.78)	(0.52)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$9.89	$13.69	$17.27

Total return (d)	(26.81)%	(11.54)%	11.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5	$6	$7
Ratio of operating expenses to average net assets	1.83%	1.67%	1.67	%(e)
Ratio of net investment income to average net assets	1.29%	0.81%	0.80	%(e)
Portfolio turnover rate	53%	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.83%	1.67%	1.67	%(e)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$13.73	$17.32	$15.92	$14.91	$13.23

Income/(loss) from investment operations:
Net investment income	0.19	0.20	0.19	0.15	0.12
Net realized and unrealized gain/(loss) on investments	(3.81)	(1.93)	2.84	1.37	1.67

Total from investment operations	(3.62)	(1.73)	3.03	1.52	1.79

Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.19)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.19)	(1.86)	(1.63)	(0.51)	(0.11)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.92	$13.73	$17.32	$15.92	$14.91

Total return (d)	(26.45)%	(11.12)%	20.16%	10.34%	13.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,180	$64,241	$71,809	$59,414	$52,409
Ratio of operating expenses to average net assets	1.34%	1.17%	1.17%	1.18%	1.23%
Ratio of net investment income to average net assets	1.78%	1.33%	1.16%	0.94%	0.83%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.34%	1.17%	1.17%	1.18%	1.23%

(a)	Class R and Y shares of the Fund commenced operations on November 1, 2006 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

–	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

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ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

The Munder Funds
By Mail:	P.O. Box 9701
Providence, RI 02940

The Munder Funds
By overnight delivery:	101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Micro-Cap Equity Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MMEAX)	CLASS K SHARES (MMEKX)
CLASS B SHARES (MMEBX)	CLASS R SHARES (MMERX)
CLASS C SHARES (MMECX)	CLASS Y SHARES (MMEYX)

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document electronically.
Sign up for electronic delivery at
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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Micro-Cap Equity Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s complete Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class R		Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Redemption Fees	2.0%(e)	2.0%(e)	2.0%(e)	2.0%(e)	2.0%(e)		2.0%(e)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value	Class A	Class B	Class C	Class K	Class R		Class Y
of your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50	%(f)	0.00%
Other Expenses	0.87%	0.87%	0.87%	1.11%	0.82%		0.87%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%	0.23%	0.23%		0.23%

Total Annual Fund Operating Expenses (g)	2.35%	3.10%	3.10%	2.34%	2.55%		2.10%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	A short-term trading fee of 2% may be assessed on redemptions within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

(f)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(g)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$775	$813	$413	$237	$258	$213
3 Years	$1,243	$1,257	$957	$730	$793	$658
5 Years	$1,736	$1,825	$1,625	$1,250	$1,355	$1,129
10 Years	$3,087	$3,237	$3,411	$2,676	$2,884	$2,432
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$775	$313	$313	$237	$258	$213
3 Years	$1,243	$957	$957	$730	$793	$658
5 Years	$1,736	$1,625	$1,625	$1,250	$1,355	$1,129
10 Years	$3,087	$3,237	$3,411	$2,676	$2,884	$2,432
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. This investment strategy

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may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index (consisting of companies with market capitalizations below $1.2 billion as of September 30, 2009). The Fund may, however, also invest in equity securities of larger companies.
The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.
The advisor seeks to invest in companies that have strong potential for consistent earnings growth due to:
•	a high level of profitability;

•	solid management;

•	a strong, competitive market position; or

•	management interests that are aligned with shareholder interests.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may concentrate its investments in one or more economic sectors.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash and may write covered call options.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Value Investing Risk
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Micro-Cap Stock Risk
Small companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector/Industry Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors or industries. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector and industry weights influence the Fund’s sector and industry exposure, the Fund may tend to be more heavily weighted in financials companies, particularly those within the real estate investment trust (REIT) industry. The values of financials companies are particularly vulnerable to economic downturns and changes in government regulation and interest rates. Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.
Derivatives Risk
Derivatives, such as options contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the

2

derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 12/26/96)
Return Before Taxes	-44.46	-6.24	5.10	8.61
Return After Taxes on Distributions	-45.61	-7.20	4.46	7.84
Return After Taxes on Distributions and Sale of Fund Shares	-26.61	-4.56	4.81	7.77

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	-5.44	5.18	5.52
CLASS A (Inception 12/26/96)
Return Before Taxes	-47.65	-7.52	4.25	7.84

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	-5.44	5.18	5.52
CLASS B (Inception 2/24/97)
Return Before Taxes	-47.37	-7.43	4.22	7.06

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	-5.44	5.18	5.38
CLASS C(Inception 3/31/97)
Return Before Taxes	-45.47	-7.17	4.06	7.61

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	-5.44	5.18	5.83
CLASS K(Inception 12/31/96)
Return Before Taxes	-44.58	-6.46	4.86	8.26

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	-5.44	5.18	5.52
CLASS R(Inception 7/29/04)
Return Before Taxes	-44.73	—	—	-7.75

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	-39.78	—	—	-5.27
The index returns from inception for Class Y, A, B, C, K and R shares are as of 1/1/97, 1/1/97, 3/1/97, 4/1/97, 1/1/97 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the

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period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005.

•	Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2003.

•	John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 1 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs, foreign securities and its participation in securities lending.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of

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the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC) Distribution and/or Service Fees	Starts at 5.00% and declines to 0% six years after purchase. Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

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Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

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6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of

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dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 701/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.
Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a

11

particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

12

FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM jointly makes investment decisions for the Fund. The team consists of Robert E. Crosby, Julie R. Hollinshead, and John P. Richardson.
Robert E. Crosby, CFA, Senior Portfolio Manager, joined MCM in 1993 and has been a member of the Fund’s portfolio management team since 2005. Prior to joining the Fund’s portfolio management team, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. He also has been a member of the Munder Small-Cap Value Fund portfolio management team since 2003, and is part of the portfolio management teams responsible for managing separately managed accounts in MCM’s REIT, small-capitalization value, micro-cap and mid-cap/small-cap blend disciplines. Mr. Crosby also managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) from 1998 through 2008.
Julie R. Hollinshead, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2003. She also has been a member of the Munder Small-Cap Value Fund portfolio management team since 2003, and is part of the portfolio management teams responsible for managing

13

separately managed accounts in MCM’s small-capitalization value and micro-cap investment disciplines since 2003.
John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, is one of the founders of MCM, having joined the company shortly after its inception in 1985. He has been a member of the Fund’s portfolio management team since 2002 and a member of the Munder Small-Cap Value Fund portfolio management team since 1999. He also is a member of the portfolio management teams responsible for managing separately managed accounts in MCM’s small-capitalization value and micro-cap investment disciplines.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

14

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$28.32	$47.80	$45.38	$41.30		$35.06

Income/(loss) from investment operations:
Net investment income/(loss)	0.30	0.41	0.33	0.06		(0.06)
Net realized and unrealized gain/(loss) on investments	(6.37)	(14.83)	3.32	6.00		6.30

Total from investment operations	(6.07)	(14.42)	3.65	6.06		6.24

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.21)	(0.14)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.64)	(5.06)	(1.23)	(1.99)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$18.61	$28.32	$47.80	$45.38		$41.30

Total return (d)	(24.24)%	(32.87)%	8.31%	15.14	%(e)	17.77%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$60,405	$121,715	$291,503	$393,068		$265,645
Ratio of operating expenses to average net assets	2.12%	1.72%	1.72%	1.65%		1.74%
Ratio of net investment income/(loss) to average net assets	1.52%	1.12%	0.74%	0.13%		(0.16)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.12%	1.72%	1.72%	1.65%		1.74%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$25.94	$44.30	$42.27	$38.74		$33.14

Income/(loss) from investment operations:
Net investment income/(loss)	0.14	0.13	0.00 (c)	(0.25)		(0.33)
Net realized and unrealized gain/(loss) on investments	(5.78)	(13.65)	3.05	5.62		5.93

Total from investment operations	(5.64)	(13.52)	3.05	5.37		5.60

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	—	—		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.48)	(4.84)	(1.02)	(1.85)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$16.82	$25.94	$44.30	$42.27		$38.74

Total return (d)	(24.83)%	(33.35)%	7.45%	14.29	%(e)	16.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,137	$17,424	$40,069	$50,718		$60,749
Ratio of operating expenses to average net assets	2.87%	2.47%	2.47%	2.40%		2.49%
Ratio of net investment income/(loss) to average net assets	0.78%	0.38%	(0.01)%	(0.61)%		(0.95)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.87%	2.47%	2.47%	2.40%		2.49%

(a)	Class A and B shares of the Fund commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.12% for Class A shares and 14.26% for Class B shares.

15

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$25.94	$44.31	$42.28	$38.75		$33.15

Income/(loss) from investment operations:
Net investment income/(loss)	0.14	0.11	0.00 (c)	(0.25)		(0.33)
Net realized and unrealized gain/(loss) on investments	(5.78)	(13.64)	3.05	5.62		5.93

Total from investment operations	(5.64)	(13.53)	3.05	5.37		5.60

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	—	—		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.48)	(4.84)	(1.02)	(1.85)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$16.82	$25.94	$44.31	$42.28		$38.75

Total return (d)	(24.83)%	(33.37)%	7.45%	14.28	%(e)	16.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,122	$29,827	$79,373	$101,613		$77,869
Ratio of operating expenses to average net assets	2.87%	2.47%	2.47%	2.40%		2.49%
Ratio of net investment income/(loss) to average net assets	0.77%	0.33%	(0.01)%	(0.61)%		(0.92)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.87%	2.47%	2.47%	2.40%		2.49%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$28.33	$47.80	$45.40	$41.31		$35.07

Income/(loss) from investment operations:
Net investment income/(loss)	0.37	0.39	0.34	0.06		(0.06)
Net realized and unrealized gain/(loss) on investments	(6.44)	(14.80)	3.29	6.01		6.30

Total from investment operations	(6.07)	(14.41)	3.63	6.07		6.24

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.21)	(0.14)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.64)	(5.06)	(1.23)	(1.99)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$18.62	$28.33	$47.80	$45.40		$41.31

Total return (d)	(24.23)%	(32.85)%	8.28%	15.11	%(e)	17.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$234	$2,211	$8,544	$10,309		$9,195
Ratio of operating expenses to average net assets	2.11%	1.72%	1.72%	1.65%		1.74%
Ratio of net investment income/(loss) to average net assets	1.80%	1.02%	0.76%	0.14%		(0.15)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.11%	1.72%	1.72%	1.65%		1.74%

(a)	Class C and K shares of the Fund commenced operations on March 31, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.25% for Class C shares and 15.09% for Class K shares.

16

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS R SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$28.24	$47.68	$45.28	$41.21		$33.58

Income/loss from investment operations:
Net investment income/(loss)	0.21	0.31	0.22	(0.03)		(0.11)
Net realized and unrealized gain/(loss) on investments	(6.32)	(14.79)	3.30	5.97		7.74

Total from investment operations	(6.11)	(14.48)	3.52	5.94		7.63

Less distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.10)	(0.03)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.58)	(4.96)	(1.12)	(1.88)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$18.55	$28.24	$47.68	$45.28		$41.21

Total return (d)	(24.44)%	(33.05)%	8.02%	14.84	%(e)	22.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$262	$586	$1,880	$1,936		$912
Ratio of operating expenses to average net assets	2.32%	1.97%	1.97%	1.90%		1.99	%(f)
Ratio of net investment income/(Ioss) to average net assets	1.04%	0.85%	0.50%	(0.08)%		(0.31	)%(f)
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.32%	1.97%	1.97%	1.90%		1.99	%(f)

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$29.04	$48.87	$46.37	$42.16		$35.71

Income/(loss) from investment operations:
Net investment income/(loss)	0.35	0.55	0.46	0.17		0.08
Net realized and unrealized gain/(loss) on investments	(6.55)	(15.22)	3.38	6.13		6.37

Total from investment operations	(6.20)	(14.67)	3.84	6.30		6.45

Less distributions:
Dividends from net investment income	(0.37)	(0.42)	(0.32)	(0.25)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.69)	(5.16)	(1.34)	(2.10)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$19.15	$29.04	$48.87	$46.37		$42.16

Total return (d)	(24.07)%	(32.70)%	8.56%	15.39	%(e)	18.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,696	$18,460	$29,355	$30,299		$33,865
Ratio of operating expenses to average net assets	1.87%	1.46%	1.47%	1.40%		1.49%
Ratio of net investment income/(loss) to average net assets	1.79%	1.50%	1.01%	0.39%		0.20%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	1.87%	1.46%	1.47%	1.40%		1.49%

(a)	Class R and Y shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.82% for Class R shares and 15.37% for Class Y shares.

(f)	Annualized.

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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

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eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

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POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

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ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Mid-Cap Core Growth Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MGOAX)	CLASS K SHARES (MGOKX)
CLASS B SHARES (MGROX)	CLASS R SHARES (MMSRX)
CLASS C SHARES (MGOTX)	CLASS Y SHARES (MGOYX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Mid-Cap Core Growth Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class R		Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage	Class A	Class B	Class C	Class K	Class R		Class Y
of the value of your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50	%(e)	0.00%
Other Expenses	0.35%	0.35%	0.35%	0.60%	0.35%		0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%		0.01%

Total Annual Fund Operating Expenses (f)	1.36%	2.11%	2.11%	1.36%	1.61%		1.12%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(f)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$681	$714	$314	$138	$164	$114
3 Years	$958	$961	$661	$431	$508	$356
5 Years	$1,255	$1,334	$1,134	$745	$876	$617
10 Years	$2,096	$2,250	$2,442	$1,636	$1,911	$1,363
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$681	$214	$214	$138	$164	$114
3 Years	$958	$661	$661	$431	$508	$356
5 Years	$1,255	$1,134	$1,134	$745	$876	$617
10 Years	$2,096	$2,250	$2,442	$1,636	$1,911	$1,363
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index ($345 million to $7.0 billion as of September 30, 2009) or within the range of companies included in the Russell Midcap® Index ($362 million to $15.7 billion as of September 30, 2009).
The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.
The advisor chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 70 to 90 of those companies primarily based on:
•	above-average, consistent earnings growth;

•	financial stability;

•	relative valuation;

•	strength of industry position and management team; and

•	price changes compared to the S&P MidCap 400® Index.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. From time to time, the advisor will use futures and/or exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

2

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of two broad-based securities market indices. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 6/24/98)
Return Before Taxes	-43.45	1.14	7.51	6.77
Return After Taxes on Distributions	-43.47	1.05	6.97	6.25
Return After Taxes on Distributions and Sale of Fund Shares	-28.23	1.01	6.31	5.66

S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	-36.23	-0.08	4.46	5.16
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	-2.34	-0.19	0.32
CLASS A (Inception 7/3/00)
Return Before Taxes	-46.67	-0.25	—	1.81

S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	-36.23	-0.08	—	2.54
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	-2.34	—	-6.24
CLASS B (Inception 7/5/00)
Return Before Taxes	-46.79	-0.27	—	1.81

S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	-36.23	-0.08	—	2.54
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	-2.34	—	-6.24
CLASS C (Inception 7/14/00)
Return Before Taxes	-44.56	0.12	—	0.95

S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	-36.23	-0.08	—	2.54
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	-2.34	—	-6.24
CLASS K (Inception 12/17/02)
Return Before Taxes	-43.58	0.88	—	5.62

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-36.23	-0.08	—	5.14
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	-2.34	—	4.04
CLASS R (Inception 7/29/04)
Return Before Taxes	-43.71	—	—	-0.38

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-36.23	—	—	-0.35
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-44.33	—	—	-2.40
Average annual returns for Class C shares for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B, C, K and R shares are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Tony Y. Dong, CFA, Vice Chairman and Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2001.

•	Madan Gopal, Equity Analyst of MCM, has been a member of the portfolio management team since 2009.

•	Brian S. Matuszak, CFA, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005, and has assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002.

•	Andy Y. Mui, CPA, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	George L. Sanders II, Senior Equity Research Associate of MCM, has been a member of the Fund’s portfolio management team responsible for cash management since 2006.

•	Geoffrey A. Wilson, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since June 2007.
Mr. Dong makes final investment decisions for the Fund.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

4

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs, foreign securities and its participation in securities lending.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return

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of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None **	None **

*	Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if the Fund’s distributor paid a sales commission at the time of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other

9

Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more

10

information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.
Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at

11

the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate

12

applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Tony Y. Dong, Madan Gopal, Brian S. Matuszak, Andy Y. Mui, George L. Sanders II and Geoffrey A. Wilson. Mr. Dong makes final investment decisions for the Fund. The team’s other members provide analytical support for Mr. Dong’s selections.
Tony Y. Dong, CFA, Vice Chairman and Senior Portfolio Manager, joined MCM in 1988 and has been a member of the Fund’s portfolio management team since 2001. Mr. Dong became part of the team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for the Munder Asset Allocation Fund-Balanced, as well as for separately managed accounts in MCM’s mid-capitalization core growth and mid-cap/small-cap blend disciplines. Mr. Dong joined the Munder Asset Allocation Fund-Balanced team at the beginning of 2005. He became part of the mid-cap/small-cap blend team in November 2003. In early 2006, Mr. Dong began serving on MCM’s Executive, Operating and Product Policy Committees, and following the completion of a change in control of MCM at the end of 2006, he became Vice Chairman of MCM and a Director of Munder Capital Holdings LLC, MCM’s parent company.
Brian S. Matuszak, CFA, Senior Equity Analyst, joined MCM in 2000. Mr. Matuszak has been a member of the Fund’s portfolio management team since 2005 and has assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002. He is also a member of the portfolio management teams for separately managed accounts in MCM’s REIT and mid-capitalization core growth disciplines. Mr. Matuszak became an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005.
Madan Gopal, Equity Analyst, joined MCM in 2008 and has been a member of the Fund’s portfolio management team since 2009. He has also been a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth discipline since joining MCM. Prior to joining MCM, Mr. Madan pursued and received an M.B.A. from the University of Chicago from August 2006 through May 2008 and was an analyst for Dell, Inc., where he worked on standards-based solutions from 2000 to August 2006.
Andy Y. Mui, CPA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since joining MCM in 2005 as a Senior Equity Analyst. He is also a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth discipline. Prior to joining MCM, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003.
George L. Sanders II, Senior Equity Research Associate, joined MCM in 1995 and has been a member of the Fund’s portfolio management team responsible for cash management since 2006. Mr. Sanders also provides quantitative equity research for MCM’s mid-capitalization (growth and value), small-cap value and micro-cap investment disciplines.
Geoffrey A. Wilson, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2007. Mr. Wilson also is the lead manager of MCM’s taxable and tax-managed

13

core growth equity investment discipline, and is a member the portfolio management team for MCM’s mid-cap core growth investment discipline. From 2002 to June 2007, he was a member of the portfolio management team for the Munder Large-Cap Core Growth Fund. He was one of the founders of MCM, joining the company shortly after its 1985 inception, and has been part of a team managing large-cap core growth and core growth portfolios following a Growth-at-a-Reasonable-Price (GARP) approach since that time.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

14

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$26.92	$29.43	$23.95	$21.47	$18.35

Income/(loss) from investment operations:
Net investment income/(loss)	0.04)	(0.10)	(0.13)	0.21	(0.08)
Net realized and unrealized gain/(loss) on investments	(8.77)	(1.97)	5.65	2.38	3.20

Total from investment operations	(8.73)	(2.07)	5.52	2.59	3.12

Less distributions:
Dividends from net investment income	—	—	(0.04)	(0.11)	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	(0.04)	(0.11)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.16	$26.92	$29.43	$23.95	$21.47

Total return (d)	(32.43)%	(7.18)%	23.10%	12.10%	17.00%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,367,350	$2,281,311	$1,874,868	$1,063,027	$197,523
Ratio of operating expenses to average net assets	1.35%	1.31%	1.32%	1.29%	1.37%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.37)%	(0.50)%	0.88%	(0.41)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.35%	1.31%	1.32%	1.29%	1.37%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.50	$28.11	$23.01	$20.68	$17.80

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	(0.31)	(0.31)	0.05	(0.21)
Net realized and unrealized gain/(loss) on investments	(8.30)	(1.86)	5.41	2.28	3.09

Total from investment operations	(8.40)	(2.17)	5.10	2.33	2.88

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	—	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.07	$25.50	$28.11	$23.01	$20.68

Total return (d)	(32.94)%	(7.88)%	22.16%	11.32%	16.12%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,614	$57,234	$68,204	$52,218	$23,974
Ratio of operating expenses to average net assets	2.10%	2.06%	2.06%	2.04%	2.12%
Ratio of net investment income/(loss) to average net assets	(0.55)%	(1.15)%	(1.25)%	0.20%	(1.12)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.06%	2.06%	2.04%	2.12%

(a)	Class A and B shares of the Fund commenced operations on July 3, 2000 and July 5, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

15

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$25.55	$28.17	$23.06	$20.72	$17.84

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	(0.31)	(0.31)	0.03	(0.22)
Net realized and unrealized gain/(loss) on investments	(8.32)	(1.87)	5.42	2.31	3.10

Total from investment operations	(8.42)	(2.18)	5.11	2.34	2.88

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	—	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.10	$25.55	$28.17	$23.06	$20.72

Total return (d)	(32.96)%	(7.90)%	22.16%	11.29%	16.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$230,909	$464,870	$452,983	$266,190	$57,628
Ratio of operating expenses to average net assets	2.10%	2.06%	2.06%	2.04%	2.12%
Ratio of net investment income/(loss) to average net assets	(0.55)%	(1.13)%	1.25%	0.14%	(1.15)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.06%	2.06%	2.04%	2.12%

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$26.91	$29.42	$23.94	$21.46	$18.34

Income/(loss) from investment operations:
Net investment income/(loss)	0.03	(0.12)	(0.13)	0.22	(0.07)
Net realized and unrealized gain/(loss) on investments	(8.76)	(1.95)	5.65	2.37	3.19

Total from investment operations	(8.73)	(2.07)	5.52	2.59	3.12

Less distributions:
Dividends from net investment income	—	—	(0.04)	(0.11)	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	(0.04)	(0.11)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.15%	$26.91	$29.42	$23.94	$21.46

Total return (d)	(32.44)%	(7.18)%	23.11%	12.11%	17.01%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,105	$78,566	$101,567	$111,988	$87,649
Ratio of operating expenses to average net assets	1.35%	1.31%	1.31%	1.28%	1.37%
Ratio of net investment income/(loss) to average net assets	0.17%	(0.40)%	(0.50)%	0.97%	(0.38)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.35%	1.31%	1.31%	1.28%	1.37%

(a)	Class C shares (known as Class II shares prior to October 31, 2003) and Class K shares of the Fund commenced operations on July 14, 2000 and December 17, 2002, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

16

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
CLASS R SHARES(a)	6/30/09(b)		6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$26.76		$29.33	$23.89	$21.41	$7.33

Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(c)	(0.16)	(0.20)	0.11	(0.12)
Net realized and unrealized gain/(loss) on investments	(8.73)		(1.97)	5.64	2.43	4.20

Total from investment operations	(8.73)		(2.13)	5.44	2.54	4.08

Less distributions:
Dividends from net investment income	—		—	—	(0.06)	—
Distributions from net realized gains	(0.03)		(0.44)	—	—	—

Total distributions	(0.03)		(0.44)	—	(0.06)	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$18.00		$26.76	$29.33	$23.89	$21.41

Total return (d)	(32.62)%		(7.41)%	22.77%	11.86%	23.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$59,485		$78,174	$42,501	$9,357	$1,019
Ratio of operating expenses to average net assets	1.60%		1.56%	1.57%	1.55%	1.62	%(e)
Ratio of net investment income/(loss) to average net assets	0.00	%(f)	(0.57)%	(0.75)%	0.45%	(0.63	)%(e)
Portfolio turnover rate	65%		56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.60%		1.56%	1.57%	1.55%	1.62	%(e)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$27.37	$29.85	$24.27	$21.75	$18.55

Income/(loss) from investment operations:
Net investment income/(loss)	0.10	(0.03)	(0.06)	0.25	(0.03)
Net realized and unrealized gain/(loss) on investments	(8.93)	(2.01)	5.73	2.44	3.23

Total from investment operations	(8.83)	(2.04)	5.67	2.69	3.20

Less distributions:
Dividends from net investment income	—	—	(0.09)	(0.17)	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	(0.09)	(0.17)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.51	$27.37	$29.85	$24.27	$21.75

Total return (d)	(32.26)%	(6.98)%	23.43%	12.41%	17.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,656,032	$2,049,643	$1,366,790	$617,320	$124,264
Ratio of operating expenses to average net assets	1.11%	1.07%	1.07%	1.05%	1.12%
Ratio of net investment income/(loss) to average net assets	0.50%	(0.09)%	(0.25)%	1.04%	(0.13)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.11%	1.07%	1.07%	1.05%	1.12%

(a)	Class R and Y shares of the Fund commenced operations July 29, 2004 and June 24, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

(f)	Amount represents less than 0.005%.

17

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:
-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

18

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

19

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

20

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

21

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

22

POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

23

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

24

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

25

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Multi-Cap Growth Fund
PROSPECTUS
October 31, 2009
CLASS A SHARES (MAMGX)
CLASS C SHARES (MCMGX)
CLASS Y SHARES (MYMGX)
Save paper and receive this
document electronically.
Sign up for electronic delivery at
www.munderfunds.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Multi-Cap Growth Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None

ANNUAL FUND OPERATING EXPENSES	Class A	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	32.02%	31.76%	30.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	33.03%	33.52%	31.38%

Fee Waiver and/or Expense Reimbursement (d)	-31.31%	-31.05%	-29.91%

Total Net Annual Fund Operating Expenses including Acquired Fund Fees and Expenses (d)	1.72%	2.47%	1.47%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2010 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.71% for Class A shares, 2.46% for Class C shares and 1.46% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares
1 Year	$715	$350	$150
3 Years	$5,482	$5,303	$5,046
5 Years	$7,951	$7,885	$7,700
10 Years	$10,092	$10,080	$10,160
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares
1 Year	$715	$250	$150
3 Years	$5,482	$5,303	$5,046
5 Years	$7,951	$7,885	$7,700
10 Years	$10,092	$10,080	$10,160
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of companies that, in the advisor’s view, have the potential for above-average earnings growth as well as current earnings momentum. The Fund typically invests in companies with market capitalizations of $1 billion or more, but may invest in any large-, mid- or small-capitalization company. The Fund may concentrate its investments in one or more economic sectors, but will not concentrate its investments within any particular industry.
The advisor seeks to invest in 60 to 90 companies that exhibit one or more of the following characteristics:
•	stable to rising earnings per share;

•	high stability of earnings;

•	superior financial strength;

•	attractive valuation versus peer group; and

•	favorable technical indicators.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries. The Fund’s foreign securities investments will generally be limited to U.S. dollar-denominated securities of foreign issuers that are traded in the United States.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in health care and information technology companies. The values of health care and information technology companies are particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Health care stocks are also heavily influenced by the impact of cost containment measures Technology stocks, especially those of less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.

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ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Short-Term Trading Risk
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
Calendar year performance information is not provided for the Fund as it had not been in operation for a full calendar year as of December 31, 2008.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Michael P. Gura, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2008.

•	Thomas P. Kenny, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2008.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities, including emerging market country securities, and its participation in securities lending.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

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OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert Class A or C shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class C shares to Class Y shares, your Class C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A C and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class C Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares

Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges – Class A Shares
     Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

8

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions – Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half months later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.

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CDSC Waivers – Class C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).
Other waivers of the CDSC on Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.
Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant

10

exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital

11

gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Michael P. Gura and Thomas P. Kenny. Mr. Gura and Mr. Kenny jointly make investment decisions for the Fund.
Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since its inception in 2008. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005, the Munder Large-Cap Growth Fund continuously since 2005 and from 2002 to 2004, and the Munder Healthcare Fund since 2008. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 2002.
Thomas P. Kenny, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since the Fund’s inception in 2008. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005 and the Munder Large-Cap Growth Fund since 2007. Mr. Kenny has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 1995 and served as Director, Institutional Investment Services from 2005 through 2008.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Class A Shares(a)	Class C Shares(a)	Class Y Shares(a)
	Year	Year	Year
	Ended	Ended	Ended
	6/30/09(b)	6/30/09(b)	6/30/09(b)
Net asset value, beginning of period	$10.00	$10.00	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.03)	0.03
Net realized and unrealized loss on investments	(4.22)	(4.22)	(4.23)

Total from investment operations	(4.21)	(4.25)	(4.20)

Less distributions:
Dividends from net investment income	(0.02)	0.00 (c)	(0.03)

Total distributions	(0.02)	0.00 (c)	(0.03)

Short-term trading fees	0.00	0.00 (c)	0.00 (c)
Net asset value, end of period	$5.77	$5.75	$5.77

Total return (d)	(42.06)%	(42.48)%	(41.99)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$308	$217	$764
Ratio of operating expenses to average net assets	1.71%	2.46%	1.46%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.55)%	0.45%
Portfolio turnover rate	163%	163%	163%
Ratio of operating expenses to average net assets without expense reimbursements	33.02%	33.51%	31.37%

(a)	The Fund commenced operations on July 1, 2008.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860
For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

15

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

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POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

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ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Small-Cap Value Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MNVAX)	CLASS K SHARES (MCVKX)
CLASS B SHARES (MCVBX)	CLASS R SHARES (MSCRX)
CLASS C SHARES (MCVCX)	CLASS Y SHARES (MCVYX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

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Munder Small-Cap Value Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class R	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None	None
Redemption Fees	2.0%(e)	2.0%(e)	2.0%(e)	2.0%(e)	2.0%(e)	2.0%(e)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the	Class A	Class B	Class C	Class K	Class R		Class Y
value of your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50	%(f)	0.00%
Other Expenses	0.67%	0.67%	0.67%	0.92%	0.68%		0.67%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%		0.03%

Total Annual Fund Operating Expenses (g)	1.70%	2.45%	2.45%	1.70%	1.96%		1.45%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	A short-term trading fee of 2% may be assessed on redemptions within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

(f)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(g)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$713	$748	$348	$173	$199	$148
3 Years	$1,056	$1,063	$763	$536	$615	$459
5 Years	$1,422	$1,505	$1,305	$923	$1,057	$793
10 Years	$2,448	$2,600	$2,786	$2,008	$2,285	$1,736
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$713	$248	$248	$173	$199	$148
3 Years	$1,056	$763	$763	$536	$615	$459
5 Years	$1,422	$1,305	$1,305	$923	$1,057	$793
10 Years	$2,448	$2,600	$2,786	$2,008	$2,285	$1,736
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Index ($14 million to $3.6 billion as of September 30, 2009). The Fund may, however, also invest in equity securities of larger companies.
The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.
The advisor seeks to invest in companies at a price significantly below their inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company. In addition to valuation, the advisor considers these factors, among others, in choosing companies:
•	a high level of profitability;

•	solid management;

•	a strong, competitive market position; or

•	management interests that are aligned with shareholder interests.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may concentrate its investments in one or more economic sectors.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash and may write covered call options.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Value Investing Risk
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Small Company Stock Risk
Small companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector/Industry Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors or industries. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector and industry weights influence the Fund’s sector and industry exposure, the Fund may tend to be more heavily weighted in financials companies, particularly those within the real estate investment trust (REIT) industry. The values of financials companies are particularly vulnerable to economic downturns and changes in government regulation and interest rates. Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails

2

additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.
Derivatives Risk
Derivatives, such as options contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 12/26/96)
Return Before Taxes	-47.11	-6.27	3.31	5.42
Return After Taxes on Distributions	-47.56	-7.16	2.46	4.42
Return After Taxes on Distributions and Sale of Fund Shares	-29.73	-4.92	2.82	4.54

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	0.27	6.10	6.91
CLASS A (Inception 1/10/97)
Return Before Taxes	-50.14	-7.55	2.48	4.51

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	0.27	6.10	6.91
CLASS B (Inception 2/11/97)
Return Before Taxes	-50.10	-7.48	2.43	4.07

Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	0.27	6.10	6.82
CLASS C (Inception 1/13/97)
Return Before Taxes	-48.14	-7.20	2.28	4.22

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	0.27	6.10	6.91
CLASS K (Inception 12/31/96)
Return Before Taxes	-47.24	-6.49	3.05	5.10

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	0.27	6.10	6.91
CLASS R (Inception 7/29/04)
Return Before Taxes	-47.38	—	—	-8.44

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-28.93	—	—	-0.34

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The index returns from inception for Class Y, A, B, C, K and R shares are as of 1/1/97, 1/1/97, 2/1/97, 1/1/97, 1/1/97 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2003.

•	Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2003.

•	John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs, foreign securities and its participation in securities lending.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of

5

the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of
$1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

7

Class B Shares

Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares

Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class R Shares

Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

8

Class Y Shares

Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
			Net Amount
	Offering Price (%)		Invested (%)
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other

9

Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or

10

403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.
Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on

11

which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of

12

the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM jointly makes investment decisions for the Fund. The team consists of Robert E. Crosby, Julie R. Hollinshead, and John P. Richardson.
Robert E. Crosby, CFA, Senior Portfolio Manager, joined MCM in 1993 and has been a member of the Fund’s portfolio management team since 2003. Prior to joining the Fund’s portfolio management team, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. He also has been a member of the Munder Micro-Cap Equity Fund portfolio management team since 2005, and is part of the portfolio management teams responsible for managing separately managed accounts in MCM’s REIT, small-capitalization value, micro-cap and mid-cap/small-cap blend disciplines. Mr. Crosby also managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) from 1998 through 2008.
Julie R. Hollinshead, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2003. She also has been a member of the Munder Micro-Cap Equity Fund portfolio management team since 2003, and is part of the portfolio management teams responsible for managing separately managed accounts in MCM’s small-capitalization value and micro-cap investment disciplines since 2003.
John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, is one of the founders of MCM, having joined the company shortly after its inception in 1985. He has been a member of the Fund’s portfolio management team since 1999 and a member of the Munder Micro-Cap Equity Fund portfolio management team since 2002. He also is a member of the portfolio management teams responsible for managing separately managed accounts in MCM’s small-capitalization value and micro-cap investment disciplines.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.62	$30.89	$29.25	$26.52		$23.12

Income/(loss) from investment operations:
Net investment income	0.19	0.28	0.28	0.25		0.20
Net realized and unrealized gain/(loss) on investments	(6.61)	(8.03)	2.32	3.42		3.80

Total from investment operations	(6.42)	(7.75)	2.60	3.67		4.00

Less distributions:
Dividends from net investment income	(0.23)	(0.32)	(0.22)	(0.17)		(0.11)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.96)	(2.52)	(0.96)	(0.94)		(0.60)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.24	$20.62	$30.89	$29.25		$26.52

Total return (e)	(32.39)%	(26.68)%	9.26%	14.10	%(d)	17.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$70,348	$177,964	$421,762	$522,111		$406,154
Ratio of operating expenses to average net assets	1.67%	1.34%	1.36%	1.34%		1.33%
Ratio of net investment income to average net assets	1.33%	1.09%	0.98%	0.88%		0.78%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.67%	1.34%	1.36%	1.34%		1.33%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$19.67	$29.57	$28.09	$25.60		$22.41

Income/(loss) from investment operations:
Net investment income	0.08	0.09	0.06	0.04		0.01
Net realized and unrealized gain/(loss) on investments	(6.30)	(7.68)	2.22	3.30		3.67

Total from investment operations	(6.22)	(7.59)	2.28	3.34		3.68

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.06)	(0.08)		—
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.89)	(2.31)	(0.80)	(0.85)		(0.49)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$12.56	$19.67	$29.57	$28.09		$25.60

Total return (e)	(32.86)%	(27.22)%	8.42%	13.30	%(d)	16.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,110	$23,691	$48,545	$59,410		$70,013
Ratio of operating expenses to average net assets	2.42%	2.09%	2.11%	2.09%		2.08%
Ratio of net investment income to average net assets	0.58%	0.37%	0.22%	0.13%		0.05%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	2.42%	2.09%	2.11%	2.09%		2.08%

(a)	Class A and B shares of the Fund commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

14

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$19.60	$29.47	$28.00	$25.53		$22.34

Income/(loss) from investment operations:
Net investment income	0.08	0.08	0.06	0.04		0.01
Net realized and unrealized gain/(loss) on investments	(6.28)	(7.64)	2.21	3.28		3.67

Total from investment operations	(6.20)	(7.56)	2.27	3.32		3.68

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.06)	(0.08)		—
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.89)	(2.31)	(0.80)	(0.85)		(0.49)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$12.51	$19.60	$29.47	$28.00		$25.53

Total return (e)	(32.87)%	(27.21)%	8.45%	13.26	%(d)	16.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,199	$67,399	$165,732	$198,336		$177,709
Ratio of operating expenses to average net assets	2.42%	2.09%	2.11%	2.09%		2.08%
Ratio of net investment income to average net assets	0.57%	0.32%	0.22%	0.13%		0.04%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	2.42%	2.09%	2.11%	2.09%		2.08%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.60	$30.85	$29.22	$26.49		$23.10

Income/(loss) from investment operations:
Net investment income	0.19	0.29	0.29	0.25		0.19
Net realized and unrealized gain/(loss) on investments	(6.60)	(8.02)	2.30	3.42		3.80

Total from investment operations	(6.41)	(7.73)	2.59	3.67		3.99

Less distributions:
Dividends from net investment income	(0.23)	(0.32)	(0.22)	(0.17)		(0.11)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.96)	(2.52)	(0.96)	(0.94)		(0.60)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.23	$20.60	$30.85	$29.22		$26.49

Total return (e)	(32.36)%	(26.65)%	9.24%	14.12	%(d)	17.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,202	$26,762	$44,558	$59,622		$58,248
Ratio of operating expenses to average net assets	1.67%	1.34%	1.36%	1.34%		1.33%
Ratio of net investment income to average net assets	1.35%	1.16%	0.98%	0.88%		0.80%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.67%	1.34%	1.36%	1.34%		1.33%

(a)	Class C and K shares of the Fund commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

15

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS R SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.54	$30.77	$29.15	$26.44		$22.52

Income/loss from investment operations:
Net investment income	0.15	0.24	0.21	0.18		0.09
Net realized and unrealized gain/(loss) on investments	(6.57)	(8.02)	2.30	3.41		4.44

Total from investment operations	(6.42)	(7.78)	2.51	3.59		4.53

Less distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.15)	(0.11)		(0.12)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.94)	(2.45)	(0.89)	(0.88)		(0.61)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.18	$20.54	$30.77	$29.15		$26.44

Total return (e)	(32.50)%	(26.85)%	8.95%	13.83	%(d)	20.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,117	$2,627	$6,398	$8,708		$5,069
Ratio of operating expenses to average net assets	1.93%	1.59%	1.61%	1.60%		1.75	%(f)
Ratio of net investment income to average net assets	1.11%	0.94%	0.74%	0.65%		0.37	%(f)
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.93%	1.59%	1.61%	1.60%		1.75	%(f)

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$20.78	$31.11	$29.45	$26.69		$23.27

Income/(loss) from investment operations:
Net investment income	0.21	0.37	0.36	0.32		0.26
Net realized and unrealized gain/(loss) on investments	(6.64)	(8.11)	2.33	3.45		3.83

Total from investment operations	(6.43)	(7.74)	2.69	3.77		4.09

Less distributions:
Dividends from net investment income	(0.25)	(0.39)	(0.29)	(0.24)		(0.18)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.98)	(2.59)	(1.03)	(1.01)		(0.67)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.37	$20.78	$31.11	$29.45		$26.69

Total return (e)	(32.19)%	(26.50)%	9.54%	14.41	%(d)	17.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$61,792	$234,313	$359,595	$371,799		$332,125
Ratio of operating expenses to average net assets	1.42%	1.08%	1.11%	1.09%		1.08%
Ratio of net investment income to average net assets	1.47%	1.45%	1.23%	1.13%		1.04%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.42%	1.08%	1.11%	1.09%		1.08%

(a)	Class R and Y shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated.

(f)	Annualized.

16

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares

Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions. - We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

23

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Tax-Free Short & Intermediate Bond Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MUTAX)	CLASS K SHARES (MUTKX)
CLASS B SHARES (MUTBX)	CLASS Y SHARES (MUTYX)
CLASS C SHARES (MUTCX)
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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Tax-Free Short & Intermediate Bond Fund
Summary
INVESTMENT OBJECTIVE
Until January 1, 2010, the Fund’s investment objective is to provide a competitive level of current interest income exempt from regular federal income taxes and a total return which, over time, exceeds the return provided by tax-free money market instruments. Its secondary objective is preservation of capital. After that date, the Fund’s investment objective will be to protect capital while providing a competitive level of tax-exempt income.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your	Class A	Class B	Class C	Class K	Class Y
investment)	Shares	Shares	Shares	Shares	Shares
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.57%	0.57%	0.57%	0.83%	0.57%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses Before Waivers and Reimbursements (e)	1.23%	1.98%	1.98%	1.24%	0.98%

Fee Waivers and/or Expense Reimbursements (f)	-0.57%	-0.57%	-0.57%	-0.58%	-0.57%

Total Net Annual Operating Expenses (e)(f)	0.66%	1.41%	1.41%	0.66%	0.41%

(a)	The sales charge declines as the amount invested increases.

(b)	A 0.50% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $250,000 or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested) or the full year impact of an advisory fee reduction.

(f)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2010 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 0.65% for Class A and K shares, 1.40% for Class B and C shares, and 0.40% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$465	$644	$244	$67	$42
3 Years	$721	$866	$566	$336	$256
5 Years	$996	$1,215	$1,015	$625	$487
10 Years	$1,782	$2,067	$2,261	$1,449	$1,149
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$465	$144	$144	$67	$42
3 Years	$721	$566	$566	$336	$256
5 Years	$996	$1,015	$1,015	$625	$487
10 Years	$1,782	$2,067	$2,261	$1,449	$1,149
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues its investment objective by investing, under normal circumstances, at least 80% of the Fund’s assets in bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders. The Fund is also subject to a “fundamental” investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities the income from which is exempt from regular federal income tax. The Fund may, however, invest up to 20% of its assets in securities whose income is not considered exempt from regular federal income tax, including bonds subject to AMT and other taxable obligations. For purposes of these investment strategies, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
The advisor utilizes a quantitative approach to build an overall portfolio of municipal bonds (i.e., insured, pre-refunded, general obligation and revenue bonds) designed to achieve the best risk/reward profile. The advisor uses a fundamental approach to make individual security investment decisions.
The municipal bonds in which the Fund will invest will generally be rated A or better, or if unrated, of comparable quality. The Fund’s dollar-weighted average maturity will generally range between two and seven years.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
Cash will typically be invested in one or more money market funds that primarily hold municipal obligations.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Credit (or Default) Risk
The Fund may lose money if an issuer of a bond is unable or unwilling to make timely or principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.
Interest Rate Risk
The value of a bond may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.
Prepayment Risk
The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.
Municipal Securities Risk
The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities. Such changes also may adversely impact the value of municipal securities owned by the Fund and, as a result, the value of the Fund.
When-Issued Securities and Delayed Delivery Risk
A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. In some cases, the Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.
Money Market Fund Risk
When the Fund invests in a money market fund, the Fund will bear additional expenses based on its pro rata share of the money market fund’s operating expenses, including advisory fees. In addition, the Fund is subject to all of the risks of investment in each of the money market fund’s holdings.

2

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index and a blend of two broad-based securities market indices designed to measure the performance of fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding (other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds), maturities between one and ten years, issuances within the last five years in transactions of at least $75 million, ratings of at least Aa3/AA- or higher, at least one year until maturity. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008				Inception
(including maximum sales charges)	1 Year %	5 Years %	10 Years %	%
CLASS Y (Inception 12/17/92)
Return Before Taxes	5.20	2.72	3.57	4.10
Return After Taxes on Distributions	5.09	2.68	3.50	3.57
Return After Taxes on Distributions and Sale of Fund Shares	4.53	2.74	3.51	3.57

Barclays Capital Municipal Managed Money Short Term Index (Barclays Capital 5-Year General Obligation Bond Index for periods prior to 7/1/93) (reflects no deductions for fees, expenses or taxes)	5.39	3.18	4.06	4.52
50%/50% Blend of Barclays Capital Municipal Managed Money Short Term Index & Barclays Capital Managed Money Short/Intermediate Index (reflects no deductions for fees, expenses or taxes)	5.52	3.44	4.38	N/A
CLASS A (Inception 11/30/92)
Return Before Taxes	0.78	1.64	2.89	3.60

Barclays Capital Municipal Managed Money Short Term Index (Barclays Capital 5-Year General Obligation Bond Index for periods prior to 7/1/93) (reflects no deductions for fees, expenses or taxes)	5.39	3.18	4.06	4.54
50%/50% Blend of Barclays Capital Municipal Managed Money Short Term Index & Barclays Capital Managed Money Short/Intermediate Index (reflects no deductions for fees, expenses or taxes)	5.52	3.44	4.38	N/A
CLASS B (Inception 5/16/96)
Return Before Taxes	-0.73	1.36	2.70	3.23

Barclays Capital Municipal Managed Money Short Term Index (Barclays Capital 5-Year General Obligation Bond Index for periods prior to 7/1/93) (reflects no deductions for fees, expenses or taxes)	5.39	3.18	4.06	4.36
50%/50% Blend of Barclays Capital Municipal Managed Money Short Term Index & Barclays Capital Managed Money Short/Intermediate Index (reflects no deductions for fees, expenses or taxes)	5.52	3.44	4.38	N/A
CLASS C (Inception 7/8/98)
Return Before Taxes	3.14	1.70	2.54	2.70

Barclays Capital Municipal Managed Money Short Term Index (Barclays Capital 5-Year General Obligation Bond Index for periods prior to 7/1/93) (reflects no deductions for fees, expenses or taxes)	5.39	3.18	4.06	4.16
50%/50% Blend of Barclays Capital Municipal Managed Money Short Term Index & Barclays Capital Managed Money Short/Intermediate Index (reflects no deductions for fees, expenses or taxes)	5.52	3.44	4.38	N/A
CLASS K (Inception 2/9/87)
Return Before Taxes	4.95	2.47	3.31	4.54

Barclays Capital Municipal Managed Money Short Term Index (Barclays Capital 5-Year General Obligation Bond Index for periods prior to 7/1/93) (reflects no deductions for fees, expenses or taxes)	5.39	3.18	4.06	5.16
50%/50% Blend of Barclays Capital Municipal Managed Money Short Term Index & Barclays Capital Managed Money Short/Intermediate Index (reflects no deductions for fees, expenses or taxes)	5.52	3.44	4.38	N/A
The index returns from inception for Class Y, A, B, C and K shares are as of 1/1/93, 12/1/92, 6/1/96, 7/1/98 and 2/1/87, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-

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deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. This change from previous years was made for consistency with other Munder Funds materials. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Roger A. Soderstrom, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 1999.

•	Adam C. Thayer, CFA, Assistant Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2003.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, until January 1, 2010, the Fund’s investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation. After that date, the Fund’s investment objective will be to protect capital while providing a competitive level of tax-exempt income. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in municipal obligations and investment grade securities.
Municipal Obligations
Municipal obligations may include (i) general obligation bonds issued for various public purposes and supported by the municipal issuer’s credit and taxing power; (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds.
Municipal Obligation Risk
Because the exemption from federal regular income taxation for municipal obligations exists by virtue of specific provisions under the Internal Revenue Code of 1986, as amended (the “Code”), changes in the Code could result in the loss of tax-exempt status for certain municipal obligations.
The credit (default) risk associated with general obligation bonds is largely dependent on the value of the municipality’s tax base. In periods of economic decline, declines in the tax base, particularly from property taxes, may be severe. Credit (default) risk for revenue bonds is dependent on the municipality’s ability to maintain expected revenue streams from the financed project or facility. In periods of economic decline, revenues may be negatively impacted by decreased usage.
Investment Grade Securities
Many bonds are rated by nationally recognized statistical ratings organizations (NRSROs), such as S&P, Moody’s or Fitch. Ratings are intended to reflect the NRSRO’s assessment of the credit quality of a bond. Investment grade securities include securities rated AAA, AA, A or BBB (+ or -) by S&P or Fitch and securities rated Aaa, Aa, A or Baa (1, 2 or 3) by Moody’s.
Investment Grade Securities Risk
Although the Fund will primarily invest in securities rated investment grade or better, lower-rated investment grade securities, such as those rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, are riskier than other investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.
OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid

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secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, is part of “Acquired Fund Fees and Expenses,” as shown in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Temporary and Defensive Investing
Short-term instruments in which the Fund may invest include without limitation:
•	repurchase agreements;

•	commercial paper and short-term corporate debt obligations;

•	bankers’ acceptances and certificates of deposit;

•	U.S. government securities; and

•	exchange-traded funds and money market mutual funds.
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations (particularly if such securities are not short-term municipal obligations), it will not fully participate in municipal bond market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to

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any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 4.00% (reduced for purchases of $100,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares

Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class C Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares

Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares

Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price	Net Amount
	(%)	Invested (%)
Less than $100,000	2.00	2.04
$100,000 but less than $250,000	1.75	1.78
$250,000 or more	None **	None **

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $250,000 or more; however, a CDSC of 0.50% is imposed on certain redemptions within one year of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your

9

eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:

•	Class A shares purchased within one year of redemption as part of an investment of $250,000 or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or
•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for is 0.50% for Class A shares and 1.00% for Class C shares.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose

10

shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
The Fund generally values fixed income securities it holds at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its Prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, and/or comparable publicly-traded securities information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, monthly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you

11

wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
The Fund is designed to provide investors with current tax-exempt income. In order for the Fund to pay exempt-interest dividends with respect to any taxable year at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations (the Fund expects to do so). Although exempt-interest dividends are exempt from regular federal income tax, they may be subject to the alternative minimum tax. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be subject to federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions (other than exempt-interest dividends) and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on certain qualified dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains made from sales made by the Fund. The lower tax rate on long-term capital gains is currently scheduled to expire after 2010.
Taxable distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual effective rate of x.xxxx% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Roger A. Soderstrom and Adam C. Thayer. Mr. Soderstrom is primarily responsible for the day-to-day management of the Fund’s assets. He determines the strategy for the Fund and initiates trades. Mr. Thayer provides analytical support and assists in trading.
Roger A. Soderstrom, Senior Portfolio Manager, joined MCM in 1997 and has been a member of the Fund’s portfolio management team since 1999 and part of the Munder Tax-Free Money Market Fund portfolio management team from 2005 through its liquidation in 2009. He has also been responsible for overseeing MCM’s trading of tax-

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exempt fixed income securities and managing taxable client portfolios since 1999.
Adam C. Thayer, CFA, Assistant Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since 2003 and part of the Munder Tax-Free Money Market Fund portfolio management team from 2002 through its liquidation in 2009. He has also assisted in trading and managing fixed income securities for tax-exempt trust accounts as well as taxable client portfolios since 2000.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$10.09	$9.94		$9.96	$10.32	$10.32

Income/(loss) from investment operations:
Net investment income	0.28	0.27		0.29	0.29	0.30
Net realized and unrealized gain/(loss) on investments	0.38	0.16		(0.01)	(0.34)	(0.01)

Total from investment operations	0.66	0.43		0.28	(0.05)	0.29

Less distributions:
Dividends from net investment income	(0.27)	(0.28)		(0.30)	(0.31)	(0.29)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.34)	(0.28)		(0.30)	(0.31)	(0.29)

Net asset value, end of period	$10.41	$10.09		$9.94	$9.96	$10.32

Total return (d)	6.64%	4.35%		2.80%	(0.53)%	2.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$13,987	$9,119		$7,769	$12,865	$9,620
Ratio of operating expenses to average net assets	1.04%	1.24%		1.14%	1.11%	0.87%
Ratio of net investment income to average net assets	2.66%	2.69%		2.93%	2.82%	2.85%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	1.29%	1.24%		1.14%	1.11%	1.06%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$10.07	$9.93		$9.95	$10.30	$10.30

Income/(loss) from investment operations:
Net investment income	0.19	0.20		0.22	0.21	0.21
Net realized and unrealized gain/(loss) on investments	0.40	0.14		(0.02)	(0.33)	0.00 (c)

Total from investment operations	0.59	0.34		0.20	(0.12)	0.21

Less distributions:
Dividends from net investment income	(0.20)	(0.20)		(0.22)	(0.23)	(0.21)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.27)	(0.20)		(0.22)	(0.23)	(0.21)

Net asset value, end of period	$10.39	$10.07		$9.93	$9.95	$10.30

Total return (d)	5.86%	3.48%		2.04%	(1.18)%	2.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$667	$544		$638	$1,317	$2,394
Ratio of operating expenses to average net assets	1.83%	1.99%		1.89%	1.85%	1.62%
Ratio of net investment income to average net assets	1.88%	1.95%		2.17%	2.04%	2.08%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	2.04%	1.99%		1.89%	1.85%	1.81%

(a)	Class A and B shares of the Fund commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

14

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$10.16	$10.01		$10.03	$10.39	$10.38

Income/(loss) from investment operations:
Net investment income	0.20	0.20		0.22	0.21	0.22
Net realized and unrealized gain/(loss) on investments	0.39	0.15		(0.02)	(0.34)	0.00 (c)

Total from investment operations	0.59	0.35		0.20	(0.13)	0.22

Less distributions:
Dividends from net investment income	(0.20)	(0.20)		(0.22)	(0.23)	(0.21)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.27)	(0.20)		(0.22)	(0.23)	(0.21)

Net asset value, end of period	$10.48	$10.16		$10.01	$10.03	$10.39

Total return (d)	5.81%	3.55%		2.02%	(1.27)%	2.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,847	$2,473		$2,494	$3,707	$4,178
Ratio of operating expenses to average net assets	1.77%	1.99%		1.89%	1.86%	1.62%
Ratio of net investment income to average net assets	1.93%	1.95%		2.18%	2.06%	2.08%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	2.04%	1.99%		1.89%	1.86%	1.81%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$10.09	$9.94		$9.96	$10.32	$10.31

Income/(loss) from investment operations:
Net investment income	0.27	0.27		0.29	0.28	0.30
Net realized and unrealized gain/(loss) on investments	0.39	0.16		(0.01)	(0.33)	0.00 (c)

Total from investment operations	0.66	0.43		0.28	(0.05)	0.30

Less distributions:
Dividends from net investment income	(0.27)	(0.28)		(0.30)	(0.31)	(0.29)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.34)	(0.28)		(0.30)	(0.31)	(0.29)

Net asset value, end of period	$10.41	$10.09		$9.94	$9.96	$10.32

Total return (d)	6.64%	4.35%		2.80%	(0.53)%	2.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$46,397	$52,408		$86,404	$117,980	$145,878
Ratio of operating expenses to average net assets	1.11%	1.24%		1.14%	1.10%	0.87%
Ratio of net investment income to average net assets	2.61%	2.71%		2.93%	2.81%	2.86%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	1.30%	1.24%		1.14%	1.10%	1.06%

(a)	Class C and K shares of the Fund commenced operations on July 8, 1998 and February 9, 1987, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

15

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$10.10	$9.95	$9.97	$10.33	$10.32

Income/(loss) from investment operations:
Net investment income	0.30	0.30	0.32	0.31	0.32
Net realized and unrealized gain/(loss) on investments	0.38	0.15	(0.02)	(0.34)	0.01

Total from investment operations	0.68	0.45	0.30	(0.03)	0.33

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	(0.07)	0.00 (c)	—	—	—

Total distributions	(0.37)	(0.30)	(0.32)	(0.33)	(0.32)

Net asset value, end of period	$10.41	$10.10	$9.95	$9.97	$10.33

Total return (d)	6.79%	4.60%	3.05%	(0.28)%	3.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,453	$2,779	$3,196	$2,930	$2,897
Ratio of operating expenses to average net assets	0.81%	0.99%	0.89%	0.86%	0.62%
Ratio of net investment income to average net assets	2.89%	2.95%	3.18%	3.06%	3.12%
Portfolio turnover rate	22%	0%	2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	1.04%	0.99%	0.89%	0.86%	0.81%

(a)	Class Y shares of the Fund commenced operations December 17, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.
[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

17

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

18

eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

19

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

20

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

21

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

22

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

23

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

24

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

The Munder Funds
By Mail:	P.O. Box 9701
Providence, RI 02940

The Munder Funds
By overnight delivery:	101 Sabin Street
Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

Munder Technology Fund
PROSPECTUS
October 31, 2009

CLASS A SHARES (MTFAX)	CLASS C SHARES (MTFTX)
CLASS B SHARES (MTFBX)	CLASS Y SHARES (MTFYX)
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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Technology Fund
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None

ANNUAL FUND OPERATING EXPENSES	Class A	Class B	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	2.21%	2.20%	2.21%	2.20%

Total Annual Fund Operating Expenses	3.46%	4.20%	4.21%	3.20%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$879	$922	$523	$323
3 Years	$1,554	$1,575	$1,278	$987
5 Years	$2,249	$2,342	$2,147	$1,675
10 Years	$4,083	$4,218	$4,381	$3,504
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$879	$422	$423	$323
3 Years	$1,554	$1,275	$1,278	$987
5 Years	$2,249	$2,142	$2,147	$1,675
10 Years	$4,083	$4,218	$4,381	$3,504
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in common stocks of technology-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

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Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, to a lesser extent, media and Internet-related services. The Fund may, however, also invest in equity securities of companies that should benefit commercially from technological advances.
In selecting stocks for the Fund, the advisor first identifies existing or developing industries within the information technology sector that it believes offer attractive investment opportunities. The advisor then focuses on companies that it believes are leaders within those industries. Using fundamental analysis, the advisor considers these factors, among others, in choosing companies:
•	strong market share;

•	technologically superior products or services; and

•	stable or improving revenue growth, earnings growth or order trends.
There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Further, the Fund may invest without limit in initial public offerings (IPOs); however, there is no guarantee that IPOs will be available for investment by the Fund and the impact of IPOs, if any, on performance is uncertain.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions and may engage in short-term trading of portfolio securities.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Sector Concentration Risk
The Fund will invest its assets primarily within one economic sector, the information technology sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Smaller companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Short-Term Trading Risk
Short-term trading involves buying and selling the same security within a short period of time, which impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
IPO Risk
Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail or their product lines fail to achieve an adequate level of market recognition or acceptance.

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Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index and an index designed to measure the performance of selected U.S.-traded technology-related stocks. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

			Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	Inception
(including maximum sales charges)%		%	%
CLASS Y (Inception 8/26/99)
Return Before Taxes	-46.98	-8.54	-12.99
Return After Taxes on Distributions	-46.98	-8.54	-12.99
Return After Taxes on Distributions and Sale of Fund Shares	-30.54	-7.05	-9.80

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.32
S&P North American Technology Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.32
CLASS A (Inception 10/26/99)
Return Before Taxes	-50.10	-9.86	-14.76

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.72
S&P North American Technology Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.91
CLASS B (Inception 10/26/99)
Return Before Taxes	-50.21	-9.89	-14.78

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.72
S&P North American Technology Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.91
CLASS C (Inception 11/16/99)
Return Before Taxes	-47.97	-9.48	-16.00

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.96
S&P North American Technology Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-10.29
Average annual returns for Class C shares for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B and C shares are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B and C shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005, and has provided idea generation and research support in the technology sector for the Fund since its inception in 1999.

•	Kenneth A. Smith, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 1999.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities, including emerging market country securities, and its participation in securities lending.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

5

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Temporary and Defensive Investing
The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data).

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The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B and Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide section of this Prospectus for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide section of this Prospectus.
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide section of this Prospectus.
Converting Shares
You may convert Class A, B or C shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the Shareholder Guide section of this Prospectus.
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide section of this Prospectus.
SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Shareholder Guide section of this Prospectus for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

7

Class B Shares

Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares

Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None

8

APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need

9

to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide section of this Prospectus.
Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B and C shares.
Payments made under the Plan by Class A, B and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

10

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

11

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes final investment decisions for the Fund.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, joined MCM in 1999 and has been a member of the Fund’s portfolio management team since 2005. Prior to that time, Mr. Lebovitz provided idea generation and research support in the technology sector for the Fund and MCM’s other equity investment disciplines. He has also been a member of the portfolio management team for the Munder Internet Fund since 2005.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. He has also been a member of the portfolio management team for the Munder Technology Fund since its inception in 1999 and a member of the portfolio management teams for the Munder Large-Cap Value Fund and separately managed accounts in MCM’s large-capitalization value and core value disciplines, focusing on the technology and telecommunications industries, since 2008. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008. Mr. Smith has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
[Remainder of Page Intentionally Left Blank]

13

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$3.98	$4.49	$3.64	$3.54		$3.83

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.09)	(0.10)	(0.08)		(0.05)
Net realized and unrealized gain/(loss) on investments	(0.83)	(0.42)	0.95	0.18		(0.24)

Total from investment operations	(0.91)	(0.51)	0.85	0.10		(0.29)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$3.07	$3.98	$4.49	$3.64		$3.54

Total return (d)	(23.06)%	(11.14)%	23.35%	2.82	%(e)	(7.33)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,964	$52,864	$72,476	$78,419		$58,757
Ratio of operating expenses to average net assets	3.46%	2.60%	2.87%	2.53%		2.56%
Ratio of net investment loss to average net assets	(2.72)%	(1.98)%	(2.49)%	(1.96)%		(1.28)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.46%	2.60%	2.87%	2.53%		2.59%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$3.74	$4.24	$3.46	$3.40		$3.70

Income/(loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.12)	(0.10)		(0.07)
Net realized and unrealized gain/(loss) on investments	(0.78)	(0.39)	0.90	0.16		(0.23)

Total from investment operations	(0.88)	(0.50)	0.78	0.06		(0.30)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$2.86	$3.74	$4.24	$3.46		$3.40

Total return (d)	(23.73)%	(11.56)%	22.54%	1.76	%(e)	(8.11)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,548	$9,029	$12,510	$17,718		$70,035
Ratio of operating expenses to average net assets	4.20%	3.35%	3.63%	3.26%		3.31%
Ratio of net investment loss to average net assets	(3.47)%	(2.73)%	(3.25)%	(2.79)%		(2.03)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	4.20%	3.35%	3.63%	3.26%		3.34%

(a)	Class A and B shares of the Fund commenced operations on October 26, 1999.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary capital contribution from Advisor had no impact on total return.

14

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$3.37	$3.83	$3.12	$3.07		$3.34

Income/(loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.09)		(0.06)
Net realized and unrealized gain/(loss) on investments	(0.70)	(0.36)	0.82	0.14		(0.21)

Total from investment operations	(0.79)	(0.46)	0.71	0.05		(0.27)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$2.58	$3.37	$3.83	$3.12		$3.07

Total return (d)	(23.67)%	(11.75)%	22.76%	1.63	%(e)	(7.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,880	$16,209	$22,379	$26,118		$35,538
Ratio of operating expenses to average net assets	4.21%	3.35%	3.62%	3.27%		3.31%
Ratio of net investment loss to average net assets	(3.47)%	(2.73)%	(3.25)%	(2.74)%		(2.03)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	4.21%	3.35%	3.62%	3.27%		3.34%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
Net asset value, beginning of period	$4.43	$4.97	$4.02	$3.90		$4.20

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.08)	(0.10)	(0.07)		(0.04)
Net realized and unrealized gain/(loss) on investments	(0.93)	(0.46)	1.05	0.19		(0.26)

Total from investment operations	(1.01)	(0.54)	0.95	0.12		(0.30)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$3.42	$4.43	$4.97	$4.02		$3.90

Total return (d)	(22.97)%	(10.66)%	23.63%	3.08	%(e)	(7.14)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$553	$757	$768	$641		$1,736
Ratio of operating expenses to average net assets	3.20%	2.32%	2.60%	2.24%		2.31%
Ratio of net investment loss to average net assets	(2.47)%	(1.70)%	(2.21)%	(1.75)%		(1.09)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.20%	2.32%	2.60%	2.24%		2.34%

(a)	Class C shares (known as Class II shares prior to October 31, 2003) and Class Y shares of the Fund commenced operations on November 16, 1999 and August 26, 1999, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary capital contribution from Advisor had no impact on total return.

15

ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS
Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written

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eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

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POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

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POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

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POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

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-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

23

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009
TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294

THE MUNDER FUNDS

Munder Series Trust	Class A	Class B	Class C	Class K	Class R	Class Y	Class I
Munder Asset Allocation Fund-Balanced	MUBAX	MUBBX	MUBCX	MUBKX	N/A	MUBYX	N/A
Munder Bond Fund	MUCAX	MUCBX	MUCCX	MUCKX	N/A	MUCYX	N/A
Munder Energy Fund	MPFAX	MPFBX	MPFTX	N/A	N/A	MPFYX	N/A
Munder Index 500 Fund	MUXAX	MUXBX	N/A	MUXKX	MUXRX	MUXYX	N/A
Munder International Equity Fund	MUIAX	MUIEX	MUICX	MUIKX	N/A	MUIYX	N/A
Munder International Fund-Core Equity	MAICX	N/A	MICCX	MICKX	MICRX	MICYX	MICIX
Munder International Small-Cap Fund	MISAX	N/A	MCISX	MISKX	MISRX	MYSIX	MISIX
Munder Internet Fund	MNNAX	MNNBX	MNNCX	N/A	MNNRX	MNNYX	N/A
Munder Large-Cap Growth Fund	MUSAX	MUSGX	MUSCX	MUSKX	N/A	MUSYX	N/A
Munder Large-Cap Value Fund	MUGAX	MUGBX	MUGCX	MUGKX	MUGRX	MUGYX	N/A
Munder Micro-Cap Equity Fund	MMEAX	MMEBX	MMECX	MMEKX	MMERX	MMEYX	N/A
Munder Mid-Cap Core Growth Fund	MGOAX	MGROX	MGOTX	MGOKX	MMSRX	MGOYX	N/A
Munder Multi-Cap Growth Fund	MAMGX	N/A	MCMGX	N/A	N/A	MYMGX	N/A
Munder Small-Cap Value Fund	MNVAX	MCVBX	MCVCX	MCVKX	MSCRX	MCVYX	N/A
Munder Tax-Free Short & Intermediate Bond Fund	MUTAX	MUTBX	MUTCX	MUTKX	N/A	MUTYX	N/A
Munder Technology Fund	MTFAX	MTFBX	MTFTX	N/A	N/A	MTFYX	N/A

Munder Series Trust II
Munder Healthcare Fund	MFHAX	MFHBX	MFHCX	MFHKX	MFHRX	MFHYX	N/A
(collectively, the “Funds”)
STATEMENT OF ADDITIONAL INFORMATION
Dated October 31, 2009
     This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management (“MCM” or “Advisor”). The distributor of the Funds is Funds Distributor, LLC (“Funds Distributor” or “Distributor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 31, 2009. The financial statements for the Funds including the notes thereto, dated June 30, 2009, are incorporated by reference into this SAI from the Annual Reports of the Funds. You may obtain a copy of the Prospectuses and Annual and Semi-Annual reports free of charge on our website www.munder.com or by calling the Funds at (800) 438-5789.
     An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION
The following investment companies and their portfolios are described in this SAI:
Munder Series Trust (“MST”)
Munder Asset Allocation Fund-Balanced (“Asset Allocation Fund-Balanced”)
Munder Bond Fund (“Bond Fund”)
Munder Energy Fund (“Energy Fund”)
Munder Index 500 Fund (“Index 500 Fund”)
Munder International Equity Fund (“International Equity Fund”)
Munder International Fund-Core Equity (“International Fund-Core Equity”)
Munder International Small-Cap Fund (“International Small-Cap Fund”)
Munder Internet Fund (“Internet Fund”)
Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”)
Munder Large-Cap Value Fund (“Large-Cap Value Fund”)
Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)
Munder Mid-Cap Core Growth Fund (“Mid-Cap Core Growth Fund”)
Munder Multi-Cap Growth Fund (“Multi-Cap Growth Fund”)
Munder Small-Cap Value Fund (“Small-Cap Value Fund”)
Munder Tax-Free Short & Intermediate Bond Fund (“Tax-Free Short & Intermediate Bond Fund”)
Munder Technology Fund (“Technology Fund”)
Munder Series Trust II (“MST II”)
Munder Healthcare Fund (“Healthcare Fund”)
     MST and MST II are each open-end management investment companies that make up The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003 for the purpose of reorganizing and redomiciling all of the then-existing series of The Munder Funds, Inc., The Munder Funds Trust and The Munder Framlington Funds Trust into a single trust. The Munder Funds, Inc. was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust was organized as a Massachusetts business trust on August 30, 1989. MST II (formerly known as the Munder Framlington Funds Trust) was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund. The portfolios of MST and MST II are referred to in this SAI collectively as the “Munder Funds.”
     For those Funds that have had a change in name or change in legal entity, the following lists such Funds’ previous names and legal entities:

Asset Allocation Fund — Balanced
Former Names:
Munder Balanced Fund	01/31/1995 – 05/18/2006
Ambassador Balanced Fund	04/13/1993 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	04/13/1993 – 01/31/1995

Bond Fund
Former Names:
Ambassador Bond Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Energy Fund
Former Names:
Power Plus Fund	03/13/2001 – 04/16/2006
Former Entities:
The Munder Funds, Inc.	03/13/2001 – 06/13/2003

Healthcare Fund
Former Names:
Munder Framlington Healthcare Fund	12/31/1996 – 10/31/2002
Former Entities:
The Munder Framlington Funds Trust	12/31/1996 – 11/09/2004

Index 500 Fund
Former Names:
Ambassador Indexed Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

International Equity Fund
Former Names:
Ambassador International Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Internet Fund
Former Names:
Munder NetNet Fund	10/27/1998 – 05/18/2005
NetNet Fund	08/19/1996 – 10/27/1998
Former Entities:
The Munder Funds, Inc.	08/19/1996 – 10/30/2003

Large-Cap Growth Fund
Former Names:
Munder Large-Cap Core Growth Fund	05/18/2005 – 06/19/2007
Munder Multi-Season Growth Fund	04/29/1993 – 05/18/2005
Former Entities:
The Munder Funds, Inc.	04/29/1993 – 06/13/2003

Large-Cap Value Fund
Former Names:
Munder Equity Income Fund	02/25/2000 – 10/31/2001
Munder Growth & Income Fund	01/31/1995 – 02/25/2000
Ambassador Growth & Income Fund	07/05/1994 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	07/05/1994 – 01/31/1995

Micro-Cap Equity Fund
Former Entities:
The Munder Funds, Inc.	12/26/1996 – 06/13/2003

Mid-Cap Core Growth Fund
Former Names:
Munder MidCap Select Fund	02/26/2001 – 05/18/2005
Munder Growth Opportunities Fund	06/24/1998 – 02/26/2001
Former Entities:
The Munder Funds, Inc.	06/24/1998 – 06/13/2003

Small-Cap Value Fund
Former Entities:
The Munder Funds, Inc.	12/26/1996 – 06/13/2003

Tax-Free Short & Intermediate Bond Fund
Former Names:
Munder Tax-Free Short-Intermediate Bond Fund	03/26/1999 – 06/13/2003
Munder Tax-Free Intermediate Bond Fund	01/31/1995 – 03/26/1999
Ambassador Tax-Free Intermediate Bond Fund	11/20/1992 – 01/31/1995
St. Clair Tax-Free Intermediate Bond Fund	02/09/1987 – 11/20/1992
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	11/20/1992 – 01/31/1995
St. Clair Tax-Free Fund, Inc.	02/09/1987 – 11/20/1992

Technology Fund
Former Names:
Munder Future Technology Fund	08/26/1999 – 10/30/2003
Former Entities:
The Munder Funds, Inc.	08/26/1999 – 10/30/2003
     As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. World Asset Management, Inc., a Delaware corporation, (“World”) serves as the sub-advisor to the Index 500 Fund.
     Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.
FUND INVESTMENTS
     The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. The Tax-Free Short & Intermediate Bond Fund has a fundamental policy to invest, under normal circumstances, at least 80% of its respective assets in securities, the interest from which is exempt from regular federal income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees (“Board”) without the authorization of the applicable Fund’s shareholders. Certain Funds have investment strategies to invest in a specific type of investment implied by the Fund’s name. These strategies may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its investment objective.
     In determining the rating of an investment, the Funds may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P®”) and Fitch Ratings Ltd. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of these NRSROs is set forth in Appendix A to this SAI.
     For purposes of this SAI, the Energy Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Fund-Core Equity, International Small-Cap Fund, Internet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Multi-Cap Growth Fund, Small-Cap Value Fund and Technology Fund are referred to as the “Equity Funds,” the Index 500 Fund is referred to as the “Index Fund,” and the Tax-Free Short & Intermediate Bond Fund is referred to as the “Tax-Free Bond Fund.”
     To the extent that a reference in this section refers to the “Advisor,” such reference should also be read to refer to World with respect to the Index Fund where the context requires.
     Asset-Backed Securities (“ABS”). The Asset Allocation Fund-Balanced and the Bond Fund may invest in asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). Consistent with each Fund’s investment objectives and policies, MCM also may invest in other types of asset-backed securities. (Also see “Mortgage-Related Securities” below).
     ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are separate from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
     Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.
     The average life of asset-backed securities varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.
     Bank Obligations. Each of the Funds may invest in U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.
     Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.
     Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.
     Commercial Paper. Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations). Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.
     Convertible Securities. Each of the Funds may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
     Credit Default Swaps. Each of the Asset Allocation Fund-Balanced and the Bond Fund may enter into credit default swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
     Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, credit default swaps are subject to the risk of illiquidity within the credit default swap market on the whole, as well as counterparty risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps with physical settlements in which the Fund is the seller, the Fund will designate or segregate cash or liquid assets on the Fund’s records with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund) or enter into offsetting transactions. For credit default swaps with cash settlements, sales of protection require the Fund to designate or segregate on its records cash or liquid assets equal to par minus current market value. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.
     Depositary Receipts and New York Registered Shares. All of the Equity Funds may invest in depositary receipts. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.
     American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) and American Depositary Shares (“ADSs”) are considered foreign securities. ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.
     Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.
     Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.
     Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value to the fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
     For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
     Equity Securities. The equity securities in which Equity Funds may invest include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.
     Exchange Traded Funds (“ETFs”). All of the Funds may invest in ETFs, which are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See “Investment Company Securities” below).
     Foreign Securities. All of the Funds may invest in foreign securities. Each Equity Fund (except the International Equity Fund, the International Fund-Core Equity and the International Small-Cap Fund), the Bond Fund and the Asset Allocation Fund-Balanced may invest up to 25% of its assets in foreign securities. There is no limit on the foreign securities investments of the International Equity Fund, International Fund-Core Equity or International Small-Cap Fund; however, each of the International Fund-Core Equity and International Small-Cap Fund may not invest more than 20% of its assets in emerging market country companies or more than 5% of its assets in companies of any one emerging market country.
     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.
     Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.
     Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.
     In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.
     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.
     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
     Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Equity Funds, the Asset Allocation Fund-Balanced and the Bond Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI.

     A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Advisor.
     A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.
     When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.
     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
     At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.
     If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
     A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

     Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.
     For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.
     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Advisor believes that the value of the Canadian dollar will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
     Futures Transactions and Related Options. All of the Funds may enter into futures contracts and options on futures contracts, as described below.
     Futures Contracts. The Funds may purchase and sell futures contracts on securities. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The following provides a detailed description of the use of such futures contracts.
     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
     The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.
     The Funds may also engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase. If short-term rates at the same time fall, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. In this case, the benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.
     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.
     The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.
     Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. On a daily basis, the broker will calculate the value of the futures contract, a process known as “marking to market,” to determine whether the initial margin deposited remains sufficient. Variation margin payments to and from the broker may be made on a daily basis. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. In order to minimize variation margin payments, a Fund may deposit initial margin in excess of the value of the contract. At any time prior to expiration of a futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made and paid by the applicable party, and the Fund realizes a loss or gain on the transaction.
     Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
     With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.
     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
     Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
     Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.
     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     Guaranteed Investment Contracts and Funding Agreements. The Asset Allocation Fund-Balanced and the Bond Fund may make limited investments in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies. GICs and funding agreements are normally general obligations of the issuing insurance company. In some cases funding agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a funding agreement, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. A Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs and funding agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and funding agreements does not currently exist. Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.
     Illiquid Securities. Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.
     Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) commercial paper”), unless the Advisor determines that such securities are liquid. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board.
     Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) commercial paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.
     Inflation-Indexed Bonds. Each of the Asset Allocation Fund-Balanced and the Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
     Interest Rate Swap Transactions. Each of the Asset Allocation Fund-Balanced and the Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by the Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Fund will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain federal income tax requirements may, however, limit the Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.
     Beginning on the date the Fund enters into a swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments the Fund expects to receive and the present value of the payments the Fund expects to make. However, the Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.
     The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Fund will have contractual remedies pursuant to the agreements related to the transactions.
     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
     Investment Company Securities. All of the Funds may invest in securities issued by other investment companies, including ETFs. )See “Exchange-Traded Funds (ETFs)” above). As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those that may be affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.
     Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: iShares, SPDRs®, Select Sector SPDRs® and NASDAQ 100 Shares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may, although none presently intend to, invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.
     Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Funds’ custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the relevant Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
     Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.
     The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
     The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.
     Lower-Rated Debt Securities. Each of the Funds may invest not more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch. Whether or not a security is investment grade will be determined based on the ratings given by S&P, Moody’s and Fitch. If all three agencies have rated the security, the median rating will be used. If only two agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.
     While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.
     Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.
     Master Limited Partnerships (“MLP”). Each of the Equity Funds may invest in master limited partnerships in which ownership interests are publicly traded. The majority of MLPs operate in the energy sector, particularly in energy infrastructure industries such as pipelines, which provide stable income streams. Fees that pipelines are able to charge are highly regulated by the U.S. government; therefore, these types of MLPs are subject to the risk that regulatory action will decrease fee levels.

     Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Limited partners do not have voting rights in an MLP. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.
     Since MLPs are structured as partnerships they do not pay corporate income taxes. Taxes are only paid when distributions are received, thus avoiding the double taxation faced by investors in corporations. MLPs face stringent provisions including the requirement to pay minimum quarterly distributions to limited partners, by contract. Thus, the distributions of MLPs tend to be predictable and provide current income to investors. As with high-yielding equities, MLPs are often more appealing to investors at times of low interest rates, as this results in higher yields for MLPs relative to bonds and money market instruments. Increasinginterest rates would result in lower relative yields versus other alternative assets.
     MLPs enjoy the same tax treatment as limited liability companies (“LLCs”); that is, they are non-taxable entities with a tax shield on distributions, thus avoiding the double taxation of corporate profits. If MLPs were no longer able to pass through taxes to limited partners a large benefit of investing in MLPs would be removed.
     The general partner in an MLP has what are called Incentive Distribution Rights (IDRs). IDRs are terms defined in the MLP partnership, which allow for the general partner to claim a higher proportion of incremental amounts of the distribution payments as these payments grow over specified levels. This is designed to provide general partners with a strong incentive to increase distributions, further enhancing the appeal of MLPs based on large, growing distributions. On the other hand, it raises the cost of equity for the MLP and can dilute the ownership claim of limited partners.
     Money Market Instruments. Each of the Funds may invest in money market instruments, which are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.
     Mortgage-Related Securities. Each of the Asset Allocation Fund-Balanced and the Bond Fund may invest in mortgage-related securities, which are a form of asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. (See “Mortgage Pass-Through Securities” below). Mortgage-related securities also include debt securities which are secured with collateral consisting of mortgage-backed securities (See “Collateralized Mortgage Obligations” below).
     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has over the past year experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which has adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

     Government-related guarantors include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.
     On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
     On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
     FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.
     Under the Federal Housing Finance Regulatory Reform Act of 2008 ("Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
     FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
     In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
     Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
     In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
     Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
     Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
     In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. (See “Stripped Mortgage-Backed Securities” below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
     Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
     Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of

Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
     Mortgage Dollar Rolls. Each of the Asset Allocation Fund-Balanced and the Bond Fund may engage in mortgage dollar roll transactions. In a mortgage dollar roll transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
     A Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed illiquid and subject to a Fund’s overall limitations on investments in illiquid securities.
     Municipal Obligations. The Tax-Free Bond Fund invests, under normal circumstances, at least 80% of its assets in securities, the interest from which is exempt from regular federal income tax, i.e., municipal obligations. The Asset Allocation Fund-Balanced and the Bond Fund may also invest in municipal obligations.
     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.
     An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.
     In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by the Tax-Free Bond Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund’s investment objective and policies and consider changes in its structure or possible dissolution. Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.
     General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries.

Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.
     Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
     Municipal obligations in which the Fund may invest include securities with credit enhancements such as letters of credit, municipal obligation insurance and stand-by purchase agreements (“SPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower. (See “Stand-by Purchase Agreements” below).
     Options. All of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see “Foreign Currency Transactions” above.
     A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.
     The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.
     Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.
     The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.
     In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.
     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.
     The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.
     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.
     There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.
     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
     Real Estate-Related Securities. The Equity Funds and the Asset Allocation Fund-Balanced may invest in real estate investment trusts (“REITs”). None of the Funds will invest in real estate directly. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
     Repurchase Agreements. All of the Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.
     The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.
     Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
     Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.
     Restricted Securities. Each of the Funds may invest in securities subject to restrictions on resale, including Rule 144A securities and Section 4(2) commercial paper. (See “Illiquid Securities” above).
     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash or other liquid assets designated on the books of the Fund in an amount at least equal to the repurchase price plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.
     Rights and Warrants. The Equity Funds and the Asset Allocation Fund-Balanced may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.
     At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

     The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.
     Short Sales. The Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
     There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
     Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
     In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.
     Stand-by Purchase Agreements. The Asset Allocation Fund-Balanced, the Bond Fund and the Tax-Free Bond Fund may each enter into stand-by purchase agreements with respect to municipal obligations. Under a stand-by purchase agreement, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by purchase agreements may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.
     The Funds expect that stand-by purchase agreements will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by purchase agreement either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by purchase agreements held by a Fund will not exceed 1/2 of 1% of the value of such Fund’s total assets calculated immediately after each stand-by purchase agreement is acquired.
     The Funds intend to enter into stand-by purchase agreements only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The Tax-Free Bond Fund will enter into stand-by purchase agreements solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A stand-by purchase agreement will not affect the valuation of the underlying municipal obligation. The actual stand-by purchase agreement will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by purchase agreement, its cost will be reflected as an unrealized loss for the period during of the agreement and will be reflected as a realized gain or loss when the purchase agreement is exercised or expires.
     Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Asset Allocation Fund-Balanced, the Bond Fund and the Tax-Free Bond Fund may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.
     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.
     A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.
     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.
     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.
     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.
     For example, if the Advisor expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.
     Stripped Securities. The Asset Allocation Fund-Balanced and the Bond Fund may invest in U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.
     Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.
     The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
     Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.
     In addition, the Asset Allocation Fund-Balanced and the Bond Fund may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).
     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.
     Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.
     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.
     Supranational Bank Obligations. Each of the Asset Allocation Fund-Balanced and the Bond Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.
     U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.
     U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.
     Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). (See “Stripped Securities” above).
     Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
     Variable or Floating Rate Instruments. To the extent a Fund may invest in debt obligations, each of the Funds may invest in instruments with variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
     Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.
     In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.
     In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.
     Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.
     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each of the Funds may purchase securities on a when-issued/delayed-delivery or forward commitment basis. When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (often one or two months later). These transactions permit a Fund to lock in a price or yield on a security, regardless of future changes in interest rates.
     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

     If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.
     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
     A when-issued or delayed delivery transaction includes a to-be-announced (“TBA”) transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.
     In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.
     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
     Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.
     Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS
     Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MCM will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.
     Each Fund publicly discloses a complete uncertified list of its portfolio holdings no less frequently than quarterly. A Fund generally does not disclose the list of its portfolio holdings earlier than 30 days after the end of the period to which it relates, but may do so at the discretion of the

Fund’s officers. Each Fund may also publicly disclose other information which could be derived from the Fund’s specific portfolio holdings not earlier than 15 days after the end of the applicable period. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).
     Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM or any sub-advisors to the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:
Service providers. The Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, World (with respect to the Index 500 Fund), State Street Bank and Trust Company, Funds Distributor, LLC, PNC Global Investment Servicing, Ernst &Young LLP, Dechert LLP, and Morgan, Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds are ISS Governance Services, Compliance11 Inc., FT Interactive, Reuters, Thomsen Financial/ILX, WM Company, and Bowne & Co.
Other. The Funds, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.
The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.
The types of individuals or entities to whom MCM, a sub-advisor, or the Funds might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Funds may disclose portfolio holdings to other types of third parties so long as the conditions described above are satisfied.
As of September 30, 2009, the Mid-Cap Core Growth Fund and the Small-Cap Value Fund each had an ongoing arrangement to provide the following information to ING Life Insurance and Annuity Company: total net assets, beta, top ten holdings with weightings, sector and/or industry weightings and asset allocation of the Fund. Such information is as of the last day of a month and is provided to ING on the 15th day of the next month. ING uses such information in preparing information materials for its retirement programs in which the Funds are investment options. ING has agreed not to release to any third party any material which includes such data until the day after complete lists of the Funds’ holdings as of the date of the information provided to ING are made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Funds and ING, the terms of which include the terms described above.
     Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.
     The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.
RISK FACTORS AND SPECIAL CONSIDERATIONS — INDEX 500 FUND
     Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Index 500 Fund is not managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the S&P 500® Index, taking into account redemptions, sales of additional Index 500 Fund shares, and other adjustments as described below.
     The Index 500 Fund generally expects to hold all of the stocks included in the S&P 500® Index on the basis of each stock’s weighted capitalization in such index. World does not intend to screen securities for investment by the Index 500 Fund by traditional methods of financial and market analysis; however World may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the Index 500 Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the S&P 500® Index, World may be required to sell some or all of the common stock of such issuer then held by the Index 500 Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500® Index, the securities might not otherwise be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, potentially materially adverse legal proceedings against an issuer, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500® Index.
     Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500® Index.
     While the Index 500 Fund will invest primarily in the common stocks that constitute the S&P 500® Index in accordance with the relative capitalization as described above, it is possible that the Index 500 Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in the S&P 500® Index, securities that are themselves outside the S&P 500® Index. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Fund’s investment objective.
     In addition, the Index 500 Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents. SPDRs are traded on the American Stock Exchange.
     Tthe Index 500 Fund may also purchase put and call options on the S&P 500® Index that are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on the S&P 500® Index and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500® Index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500® Index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500® Index at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P 500® Index. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P 500® Index while keeping a cash reserve to meet potential redemptions.
     The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®‘s only relationship to the Index 500 Fund is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Fund or the owners of the Index 500 Fund into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the price of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.
     S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index 500 Fund, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
     “Standard & Poor’s®”, “S&P®” and “S&P 500®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by MST.
INVESTMENT POLICIES
     Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).
     Each Fund:
1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.	May not “concentrate” its investments in a particular industry (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(i)	the Energy Fund will concentrate in securities of companies that are primarily engaged in energy-related businesses;

(ii)	the Healthcare Fund will concentrate its investments in securities of issuers conducting their principal business activities in healthcare industries;

(iii)	the Internet Fund will concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses;

(iv)	the Technology Fund will concentrate in securities of companies that are primarily engaged in the technology-related businesses;

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceeds 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
NEW FUND RISK
     Each of the International Fund-Core Equity, International Small-Cap Fund and Multi-Cap Growth Fund is a relatively new Fund with limited operating history and thus may involve additional risk. For example, there can be no assurance that a new Fund will grow to or maintain an economically viable size. If that were to happen, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund is the principal concern of the Board, in the event the Board determined to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.
MANAGEMENT OF THE FUNDS
     Each of MST and MST II is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.
     Trustees and Officers. Information about the Trustees and officers of the Funds, as of September 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 17 portfolios, each of which is a series of MST or MST II.

				Number of
				Portfolios in
	Position(s)	Term of		Fund	Other
Name,	with the	Office(1) and	Principal Occupation(s)	Complex	Directorships
Address	Munder	Length of	During	Overseen by	Held by
and Age	Funds	Time Served(2)	Past 5 Years	Trustee	Trustee
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	17	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

				Number of
				Portfolios in
	Position(s)	Term of		Fund	Other
Name,	with the	Office(1) and	Principal Occupation(s)	Complex	Directorships
Address	Munder	Length of	During	Overseen by	Held by
and Age	Funds	Time Served(2)	Past 5 Years	Trustee	Trustee
Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	17	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company (since 6/09); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated (“Comerica”), which is the indirect parent company of World. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name,	Position(s)	Term of Office(1) and
Address	with the Munder	Length of Time
and Age	Funds	Served(2)	Principal Occupation(s) During Past 5 Years
Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05-9/08); Managing Director , Chief Administrative Officer and Treasuer of Munder Capital Holdings, LLC (12/06 to 9/08); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/09; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Captial Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Captial Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/09; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 33	Assistant Treasurer	through 2/09; since 8/04	Director, Accounting of Munder Captial Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Captial Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Name,	Position(s)	Term of Office(1) and
Address	with the Munder	Length of Time
and Age	Funds	Served(2)	Principal Occupation(s) During Past 5 Years
Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Assistant Secretary	through 2/09; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/09; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/09; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.
     Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met three times during the last fiscal year of the Funds.
     The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee met four times during the last fiscal year of the Funds.
     The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.
     Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of a Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:
1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.
3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.
4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.
6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.
     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Trustee election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”
2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.
3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.
     To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Funds, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Trustee or the percentage of Board that must be comprised of Non-Interested Trustees.

     Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2008.

Aggregate Dollar Range of Equity Securities
	Dollar Range of	in All Registered Investment Companies
	Equity Securities	Overseen by Trustee in Family of Investment
	in the Funds	Companies
Non-Interested Trustees
David J. Brophy		$10,001-$50,000
Internet Fund	$10,001-$50,000

Joseph E. Champagne		$50,001-$100,000
Asset Allocation Fund-Balanced	$10,001-$50,000
Bond Fund	$10,001-$50,000

Thomas D. Eckert		None

John Engler		Over $100,000
Asset Allocation Fund-Balanced	$10,001-$50,000
International Equity Fund	$10,001-$50,000
International Fund-Core Equity	$10,001-$50,000
Large-Cap Growth Fund	$10,001-$50,000
Large-Cap Value Fund	$10,001-$50,000
Micro-Cap Equity Fund	$10,001-$50,000
Mid-Cap Core Growth Fund	$10,001-$50,000
Small-Cap Value Fund	$10,001-$50,000

Lisa A. Payne		None

Arthur T. Porter		$50,001-$100,000
Healthcare Fund	$10,001-$50,000
Micro-Cap Equity Fund	$10,001-$50,000
Small-Cap Value Fund	$10,001-$50,000

John Rakolta, Jr.		Over $100,000
Internet Fund	Over $100,000

Interested Trustee
Michael T. Monahan		Over $100,000
Internet Fund	$10,001-$50,000
Micro-Cap Equity Fund	Over $100,000
Small-Cap Value Fund	Over $100,000

*	Both Mr. Eckert and Ms. Payne participate in the Fund’s deferred compensation plan, through which their compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).
     As of the date of this SAI, no officer, director or employee of the Advisor, World, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receives any compensation from MST or MST II. As of June 30, 2009, the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund except that they collectively owned 1.55% of the Class Y shares of the Energy Fund, 1.46% of the Class Y shares of the International Fund-Core Equity, 6.79% of the Class Y shares of Internet Fund, 2.39% of the Class Y shares of the Large-Cap Value Fund, and 1.11% of the Class Y shares of the Micro-Cap Equity Fund.
     The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers (including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel, and with respect to Funds that have a sub-advisor, that Fund’s sub-advisor), and immediate family members of the foregoing persons. Investment minimums for Class Y shares do not apply to investments made by current and retired Trustees of the Munder Funds and their immediate family members, or current and retired directors and employees of Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members.

     Compensation. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings.
     The Board has adopted a deferred compensation plan (“Deferred Compensation Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST and MST II may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred are valued as if they are invested in one or more mutual funds, which include the Funds, selected by the deferring Trustee. Amounts deferred, however, are not actually invested in shares of any fund, and the obligations of MST and MST II to make payments under the Deferred Compensation Plan are unsecured general obligations of the Funds of MST and MST II, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Deferred Compensation Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Deferred Compensation Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.
     The following table summarizes the compensation, including committee fees, paid to the Trustees of MST and MST II for the twelve-month period ended June 30, 2009.
Compensation Table

			Pension or
			Retirement
	Aggregate		Benefits	Estimated
	Compensation	Aggregate	Accrued as	Annual	Total Compensation
Name and Position of	from MST	Compensation	Part of Fund	Benefits upon	from Fund Complex
Trustee	(1)	from MST II (1)	Expenses	Retirement	Paid to Trustees(1)
John Rakolta, Jr.	$89,002	$3,998	None	None	$93,000
David J. Brophy	$89,002	$3,998	None	None	$93,000
Joseph E. Champagne	$89,002	$3,998	None	None	$93,000
Thomas D. Eckert	$117,697	$5,303	None	None	$123,000
John Engler	$83,262	$3,738	None	None	$87,000
Michael T. Monahan	$83,262	$3,738	None	None	$87,000
Lisa A. Payne	$83,262	$3,738	None	None	$87,000
Arthur T. Porter	$83,262	$3,738	None	None	$87,000

(1)	As of June 30, 2009, there were two investment companies in the Fund Complex (MST and MST II) and 17 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to each Trustee by MST and MST II. For the fiscal year ended June 30, 2009, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the Deferred Compensation Plan described above. As of June 30, 2009, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $1,049,423 for Mr. Eckert, $219,840 for Ms. Payne and $72,335 for Dr. Porter.
     Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.
     As of December 31, 2008, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.
     During the calendar years of 2007 and 2008, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.
     During the calendar years 2007 and 2008, none of the Non-Interested Trustees, nor any members of their immediate families, except for Mr. Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) an advisor to the Funds; (vi) any affiliate of an advisor of the Funds; or (vii) an officer of any such affiliate.
     Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate company. During the 2007 and 2008 calendar years, Comerica Bank, a wholly-owned subsidiary of Comerica, which was the indirect parent company of the Advisor until December 29, 2006, and which is the indirect parent company of World, was one of several commercial banks and lending facilities with which Taubman had secured lines of credit, Taubman had construction loans and mortgage loans, and Walbridge had a stand-by line of credit. In all cases, the arrangements with Comerica Bank were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.
     None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2007 and 2008, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.
     During the calendar years 2007 and 2008, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.
     Proxy Voting Policies. The Board has delegated to the Advisor, and to World with respect to the Index Fund, discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Funds. For the Index Fund, World will vote proxies in a manner that complies with these Proxy Procedures. These policies may be revised from time to time with the approval of the Board.
     The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
     The Advisor has retained ISS Governance Services (“ISS”), a subsidiary of RiskMetrics Group, Inc., to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. The Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.
     The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value. This policy is intended to ensure that cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations. For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.
     In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.
     The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

     From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:
(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Funds’ shares in accordance with such instructions. If no instructions are received from the Funds and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.
     Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.
     Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.
     The Funds file with the SEC their proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the SEC’s website at www.sec.gov.
     Trustee Liability — Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against MST or its Trustees shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST, and that the Trust of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.
     Shareholder and Trustee Liability — Munder Series Trust II. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, MST II’s Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of MST II for the acts or obligations of MST II, and that every note, bond, contract, order or other undertaking made by MST II shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of MST II, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust of MST II, as amended, also provides that MST II shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of MST II, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which MST II itself would be unable to meet its obligations.
     The Declaration of Trust of MST II, as amended, further provides that all persons having any claim against MST II or its Trustees shall look solely to the trust property for payment; that no Trustee of MST II shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST II; and that no Trustee of MST II shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST II, as amended, provides that a Trustee of MST II is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST II, and that the Trust of MST II will indemnify officers, representatives and employees of MST II the same extent that Trustees of MST II are entitled to indemnification.
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS
     Investment Advisor and Sub-Advisor. The investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. The partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2009, the ownership of Munder Capital Management was as follows: MCM employees held partnership units representing 23.6% of the firm’s value; Crestview Partners GP, L.P. and its affiliates held units representing 64.2% of the firm’s value; and other minority-interest investors held units totaling 12.2% of the value. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM. Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in “Other Information-Control Persons and Principal Holders of Securities.”
     The Advisor serves as the investment advisor to each of the Funds pursuant to a Combined Advisory Agreement dated December 29, 2006, as amended (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for each Fund, subject to review by the Board.
     The Advisor has retained World to serve as sub-advisor to the Index Fund pursuant to the terms of a Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). Prior to December 29, 2006, World was a division of Munder Capital Management’s predecessor. Subject to the general supervision and oversight of the Advisor and the Board, World is responsible for the management of the Index Fund’s portfolio, including decisions regarding purchases and sales of portfolio securities by the Index Fund. World is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.
     Unless sooner terminated, the Combined Advisory Agreement and the Sub-Advisory Agreement each will continue in effect until June 30, 2010, and for successive one-year periods thereafter, provided that each such continuance is specifically approved annually by (a) the vote of a majority of the Trustees who are not parties to the Combined Advisory Agreement or Sub-Advisory Agreement or “interested persons” of the Funds (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each of the Combined Advisory Agreement and the Sub-Advisory Agreement is terminable with respect to the applicable Funds, or any Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the affected Fund, at any time without penalty, upon 60 days’ written notice to the Advisor or World, as applicable. The Advisor or World may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement and the Sub-Advisory Agreement each terminates automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement also terminates automatically in the event that the Combined Advisory Agreement terminates.
     For the advisory services provided and expenses assumed by it under the Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Funds computed daily and paid daily. The rate of compensation for each Fund is set forth below.

Annual Fees
Name of Fund	(as a Percentage of Daily Net Assets)
Asset Allocation Fund-Balanced	0.65%

Bond Fund	0.40

Energy Fund	0.75%

Healthcare Fund*	1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million

Index 500 Fund	0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million

International Equity Fund	0.75%

International Fund-Core Equity*	0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion

International Small-Cap Fund	0.95% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion

Annual Fees
Name of Fund	(as a Percentage of Daily Net Assets)
Internet Fund*	1.00% of the first $1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion

Large-Cap Growth Fund	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion

Large-Cap Value Fund	0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

Micro-Cap Equity Fund	1.00%

Mid-Cap Core Growth Fund*	0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion

Multi-Cap Growth Fund	0.75%

Small-Cap Value Fund	0.75%

Tax-Free Short & Intermediate Bond Fund*	0.40%

Technology Fund	1.00% of the first $300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion

*	Prior to August 22, 2006, the advisory fee for the Healthcare Fund was 1.00% of average daily net assets up to $250 million and 0.75% of average daily net assets of $250 million or more, and the advisory fee for the Internet Fund was 1.00% of the first $1 billion of average daily net assets and 0.90% of average daily net assets in excess of $1 billion. Prior to August 14, 2007, the advisory fee for the Bond Fund was 0.50% of the first $1 billion of average daily net assets and 0.45% of average daily net assets in excess of $1 billion and from August 14 through June 13, 2008, the advisory fee for the Bond Fund was 0.50% of the first $300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million. Prior to November 13, 2007, the advisory fee for the International Fund-Core Equity was 0.80%. Prior to May 13, 2008, the advisory fee for the Mid-Cap Core Growth Fund was 0.75%. Prior to March 1, 2009, the advisory fee for the Tax-Free Short & Intermediate Bond Fund was 0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million.
     The Advisor has contractually agreed through October 31, 2010, to pay Fund expenses and/or waive fees payable under the Advisory Agreement and/or the Administration Agreement in amounts sufficient to maintain the Expense Limit specified below for each class of shares of each of the Funds listed. The “Expense Limit” with respect to any class of any such Fund is the ratio of ordinary annual class operating expenses to average net assets of the class. Ordinary annual class operating expenses exclude taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses”.
Bond Fund

Class A	0.65%
Class B	1.40%
Class C	1.40%
Class K	0.65%
Class Y	0.40%
International Fund-Core Equity

Class A	1.61%
Class C	2.36%
Class Y	1.36%
Class I	1.10%
Multi-Cap Growth Fund

Class A	1.71%
Class C	2.46%
Class Y	1.46%
Tax-Free Short & Intermediate Bond Fund

Class A	0.65%
Class B	1.40%
Class C	1.40%
Class K	0.65%
Class Y	0.40%
International Small-Cap Fund

Class A	1.71%
Class C	2.46%
Class Y	1.46%
Class I	1.20%
     Under the Sub-Advisory Agreement, the Advisor, and not the Index Fund, will pay World the following sub-advisory fee:
•	0.12% of the first $10 million of average daily net assets;

•	0.10% of the next $40 million;

•	0.08% of the next $50 million;

•	0.04% of the next $100 million; and

•	0.02% of average daily net assets in excess of $200 million.
     Amounts payable to World will be calculated and accrued daily and paid monthly.
     The advisory fees for each of the Funds for the last three fiscal years are set forth below.

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	June 30, 2007		June 30, 2008		June 30, 2009
	Advisory		Advisory	Advisory	Advisory
	Fees	Advisory	Fees	Fees	Fees	Advisory
	Received	Fees Waived	Received	Waived	Received	Fees Waived
Asset Allocation Fund — Balanced	$863,746	—	$805,269	—	$455,055	—
Bond Fund	$418,198	—	$441,340	—	$1,004,383	—
Energy Fund	$756,499	—	$861,103	—	$481,697	—
Healthcare Fund	$1,399,877	—	$987,321	—	$628,685	—
Index 500 Fund	$1,041,635	—	$936,127	—	$645,999	—
International Equity Fund	$1,605,176	—	$1,816,202	—	$1,079,945	—
International Fund-Core Equity*	—	—	$878,077	—	$558,640	—
International Small-Cap Fund*	—	—	$1,298,104	—	$1,203,021	—
Internet Fund	$5,348,087	—	$4,617,186	—	$2,675,221	—
Large-Cap Growth Fund	$967,826	—	$893,147	—	$562,429	—
Large-Cap Value Fund	$907,389	—	$855,804	—	$590,880	—
Micro-Cap Equity Fund	$5,083,496	—	$2,998,769	—	$1,195,854	—
Mid-Cap Core Growth Fund	$21,473,742	—	$34,688,467	—	$26,061,701	—
Multi-Cap Growth Fund*	—	—	—	—	$9,380	—
Small-Cap Value Fund	$8,450,523	—	$5,651,780	—	$1,884,701	—
Tax-Free Short & Intermediate Bond Fund	$614,174	—	$399,137	—	$306,351	—
Technology Fund	$1,137,188	—	$951,975	—	$536,894	—

*	Since the International Fund-Core Equity and the International Small-Cap Fund did not commence operations until August 2007, advisory fees for these Funds are only shown for the fiscal years ended June 30, 2008 and June 30, 2009. Since the Multi-Cap Growth Fund did not commence operations until July 2008, advisory fees for these Funds are only shown for the fiscal year ended June 30, 2009.
     During the fiscal year ended June 30, 2008, the Advisor reimbursed the Bond Fund $84,730, International Fund-Core Equity $310,331 and International Small-Cap Fund $445,820. During the fiscal year ended June 30, 2009, the Advisor reimbursed the Bond Fund $873,804, International Fund-Core Equity $341,221, International Small-Cap Fund $554,068, Multi-Cap Growth Fund $393,036 and Tax-Free Short & Intermediate Bond Fund $135,399.
     The shareholders of the Energy Fund, Healthcare Fund, International Fund-Core Equity, International Small-Cap Fund, Internet Fund, Micro-Cap Equity Fund, Multi-Cap Growth Fund, Small-Cap Value Fund and Technology Fund have approved a “manager of managers” arrangement that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor to manage the affected Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act (“Proposed Rule”) or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Advisor or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees).
     Portfolio Management Teams. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of June 30, 2009:

	Pooled Investment		Registered Investment
	Vehicle Accounts		Company Accounts		Other Accounts
	Assets	Number	Assets	Number	Assets		Number	Total Assets
	Managed	of	Managed	of	Managed		of	Managed
	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)		Accounts	(In Millions)(1)
Remi Browne	$1,612.18	9	$288.58	4	$125.05		1	$2,025.81
Peter Carpenter	$1,612.18	9	$282.70	3	$125.05		1	$2,019.93
Robert Cerow	$1,612.18	9	$282.70	3	$125.05		1	$2,019.93
Peter Collins	$1,612.18	9	$467.00	5	$125.05		1	$2,204.23
Robert Crosby	$255.88	27	$281.94	2	$51.39		18	$589.21
Tony Dong	$1,056.64	67	$3,601.50	5	$429.83		25	$5,087.98
John Evers	$1,612.18	9	$282.70	3	$125.05		1	$2,019.93
Edward Goard	$503.00	22	—	—	$349.01		25	$852.01
Madan Gopal(2)	—	—	—	—	—		—	—
Michael Gura	$169.83	23	$130.18	5	$30.53		13	$330.55
Julie Hollinshead	$107.23	2	$281.94	2	$13.20		4	$402.37
David Jones	$7,019.35	55	$392.83	2	$0.00	*	3	$7,412.17
Thomas Kenny	$170.61	24	$75.74	4	$35.49		16	$281.84
John Kreiter	$187.08	16	$69.36	1	$75.23		22	$331.67
Brian Kozeliski	$26.05	1	$274.43	8	$29.77		1	$330.25
Michael Krushena	$165.93	15	$215.03	1	$938.61		49	$1,319.58
Mark Lebovitz	—	—	$406.84	3	$12.69		1	$419.53
Eric Lessnau	$7,019.35	55	$392.83	2	$0.00	*	1	$7,412.17
Daniel LeVan	$1,612.18	9	$282.70	3	$125.05		1	$2,019.93
Brian Matuszak	$895.67	52	$3,595.96	4	$382.86		21	$4,874.49
Andy Mui	$916.87	49	$3,595.96	4	$408.47		17	$4,921.30
John Richardson	$110.44	3	$281.94	2	$13.72		5	$406.09
George Sanders	$916.87	49	$3,595.96	4	$408.47		17	$4,921.30
Joseph Skornicka	$187.08	16	$82.90	2	$75.23		22	$345.21
Kenneth Smith	$187.08	16	$476.19	4	$79.73		22	$743.01
Roger Soderstrom	$486.49	3	$71.43	1	$654.25		44	$1,212.17
Jeffrey Sullivan	$1,612.18	9	$282.70	3	$125.05		1	$2,019.93
Adam Thayer	$26.28	1	$71.43	1	$449.64		33	$547.35
Michael Vandenbossche	$379.93	18	$52.30	1	$859.51		74	$1,291.74
Geoffrey Wilson	$927.60	54	$3,595.96	4	$437.33		35	$4,960.89
Kevin Yousif	$7,019.35	55	$392.83	2	$0.00	*	1	$7,412.17

*	Amount is less than $100,000.

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

(2)	As of June 30, 2009, Mr. Gopal was not a member of the portfolio management team for any accounts.

     None of the members of any of the portfolio management teams is responsible for managing any accounts for which the advisory fee is based on performance.
     Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”) or of World, as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.
•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with

Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by the Advisor take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or the Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

•	Potential Conflicts Relating to Accounts Managed by World: Although they are less likely to arise in the context of passively managed accounts such as those managed by World, including the Index Fund, than they are in the context of actively managed accounts, the appearance of conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. A portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. Also, the time and attention devoted to a single account by a portfolio manger will vary across accounts. In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.
     The Funds, the Advisor, Pierce Street and World have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor, Pierce Street and World each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor, Pierce Street or World, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, the Advisor, Pierce Street or World will achieve their intended result.
     Portfolio Management Team Compensation.
     Munder Capital Management: The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

     The Advisor strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries and incentives are compared at least annually with investment industry benchmark compensation surveys.
     Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus, which is determined annually. Bonuses for all members of a portfolio management team are influenced by the performance of the accounts managed by the team, the amount of assets managed by the team, the profitability of the firm, and certain debt covenant limitations. MCM also considers a variety of other factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. With respect to each account managed by the portfolio manager, gross performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

Asset Allocation Fund-Balanced	Russell 1000 Value Index, Russell 1000 Growth Index, Russell 3000 Growth Index,
S&P MidCap 400 Index, Russell Midcap Growth Index, MSCI EAFE Index, Barclays Capital Intermediate Government/Credit Index

Bond Fund	Barclays Capital U.S. Aggregate Bond Index

Energy Fund	Deutsche Bank Energy Index, S&P Composite 1500 Energy Sector Index, Wilderhill Clean Energy Index

Healthcare Fund	S&P North American Health Care Sector Index

International Equity Fund	MSCI EAFE Index

International Fund-Core Equity	MSCI EAFE Index

International Small-Cap Fund	S&P Developed Ex-U.S. SmallCap Index

Internet Fund	S&P 500 Index, Nasdaq Composite Index, S&P North American Technology Sector Index

Large-Cap Growth Fund	S&P 500 Index, Russell 1000 Growth Index

Large-Cap Value Fund	Russell 1000 Value Index

Micro-Cap Equity Fund	Russell Microcap Index, Wilshire Micro Cap Index, Russell 2000 Index

Mid-Cap Core Growth Fund	S&P MidCap 400 Index, Russell Midcap Growth Index

Multi-Cap Growth Fund	Russell 3000 Index, Russell 3000 Growth Index

Small-Cap Value Fund	Russell 2000 Value Index

Tax-Free Short & Intermediate Bond Fund	Lehman Brothers Managed Money Municipal Short Index, Lehman Brothers Managed Money Municipal Short/Intermediate Index, Lehman Brothers 10-Year Municipal Index, Lehman Brothers 15-Year Municipal Index, Lehman Brothers 20-Year Municipal Index

Technology Fund	S&P North American Technology Sector Index
     Certain portfolio managers are eligible to receive variable bonus compensation based on formulas relating to the revenues received by MCM for all accounts, including any Munder Funds, managed by the portfolio managers. In certain instances, such compensation is conditioned upon a minimum asset level in the investment strategy. Such formulas also take into account the investment performance of the accounts managed by such portfolio managers pursuant to a specific investment strategy; i.e., their bonuses increase if the performance of the related Munder Funds or investment strategy composites exceeds the performance of the related indices on a compound annual basis over a stated period. Notwithstanding their foregoing formulas, certain portfolio managers and analysts are contractually entitled to receive guaranteed minimum compensation through December 31, 2010 and are eligible for additional compensation bonuses based on fees received by the Advisor, investment performance and new account openings.
     Key members of the portfolio management teams are eligible for long-term incentives in the form of ownership units of Munder Capital Holdings, LLC, the majority partner of MCM. Class A Units (which are most similar to traditional equity) typically do not have vesting provisions. Class B Units (which are most akin to options) typically vest quarterly over a three-year period. The unit grants provide incentive to retain key personnel and serve to align employee interests with those of MCM directly, and, indirectly, the accounts managed by MCM.
     World Asset Management, Inc.: Members of the portfolio management teams employed by World earn a fixed salary. An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm. Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World, as well as World’s parent company, Comerica.

     Portfolio Management Team Fund Ownership. The dollar range of equity securities of each Fund beneficially owned by the portfolio managers of such Fund as of June 30, 2009 is as follows:

Dollar Range of Equity Securities
Fund	Portfolio Management Team Member	Beneficially Owned
Asset Allocation Fund-Balanced	Brian Kozeliski	None
	Michael Vandenbossche	None
	Michael Gura	None
	Thomas Kenny	None
	Tony Dong	None
	Joseph Skornicka	$10,001-$50,000
	Remi Browne	None

Bond Fund	Michael Krushena	$100,001-$500,000
	Edward Goard*	$1-$10,000

Energy Fund	Brian Kozeliski	None
	Peter Collins	None

Healthcare Fund	Michael Gura	None

Index 500 Fund	Kevin Yousif	None
	Eric Lessnau	None
	David Jones*	None

International Equity Fund	Brian Kozeliski	$10,001-$50,000
	Peter Collins	None

International Fund-Core Equity	Remi Browne	None
	Peter Carpenter	$10,001-$50,000
	Robert Cerow	None
	Peter Collins	None
	John Evers	$10,001-$50,000
	Daniel LeVan	$10,001-$50,000
	Jeffrey Sullivan	$10,001-$50,000

International Small-Cap Fund	Remi Browne	None
	Peter Carpenter	$10,001-$50,000
	Robert Cerow	None
	Peter Collins	None
	John Evers	$10,001-$50,000
	Daniel LeVan	$500,0001-$1,000,000
	Jeffrey Sullivan	$10,001-$50,000

Internet Fund	Kenneth Smith	$100,001-$500,000
	Mark Lebovitz	$10,001-$50,000

Large-Cap Growth Fund	Thomas Kenny	$100,001-$500,000
	Michael Gura	$10,001-$50,000

Large-Cap Value Fund	John Kreiter	$100,001-$500,000
	Joseph Skornicka	$50,001-$100,000
	Kenneth Smith	$10,001-$50,000

Dollar Range of Equity Securities
Fund	Portfolio Management Team Member	Beneficially Owned
Micro-Cap Equity Fund	John Richardson	$500,001-$1,000,000
	Julie Hollinshead	$10,001-$50,000
	Robert Crosby	$10,001-$50,000

Mid-Cap Core Growth Fund	Tony Dong	Over $1,000,000
	Madan Gopal	None
	Brian Matuszak	$100,001-$500,000
	Andy Mui	$10,001-$50,000
	George Sanders	$1-$10,000
	Geoffrey Wilson	$100,001-$500,000

Multi-Cap Growth Fund	Michael Gura	$100,001-$500,000
	Thomas Kenny	$100,001-$500,000

Small-Cap Value Fund	John Richardson	Over $1,000,000
	Julie Hollinshead	$10,001-$50,000
	Robert Crosby	$1-$10,000

Tax-Free Short & Intermediate Bond Fund	Roger Soderstrom	$100,001-$500,000
	Adam Thayer	None

Technology Fund	Kenneth Smith	$50,001-$100,000
	Mark Lebovitz	$1-$10,000

*	Not a member of the portfolio management team as of June 30,2009
     Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and amended most recently on May 1, 2009. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.
     The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”), to provide certain administrative services to the Munder Funds.
     As compensation for its administrative services, the Administrator is entitled to receive from each Munder Fund $8,800 annually for services relating to the preparation of financial reports, plus an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.153% of average daily net assets up to $100 million, (b) 0.128% of average daily net assets on the next $150 million, (c) 0.104% of average daily net assets on the next $250 million, (d) 0.079% of average daily net assets on the next $500 million, and (e) 0.055% of average daily net assets in excess of $1 billion.
     For the fiscal years ended June 30, 2007, 2008 and 2009, MCM received administrative fees from the Funds in the amounts set forth in the table below.

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	June 30, 2007	June 30, 2008	June 30, 2009
Asset Allocation Fund-Balanced	$203,641	$191,576	$115,113
Bond Fund	$137,879	$144,369	$356,502
Energy Fund	$161,805	$179,962	$106,267
Healthcare Fund	$214,151	$159,024	$104,204
Index 500 Fund	$892,729	$766,629	$479,533

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	June 30, 2007	June 30, 2008	June 30, 2009
International Equity Fund	$310,466	$342,966	$217,311
International Fund-Core Equity*	—	$168,281	$114,631
International Small-Cap Fund*	—	$202,736	$194,904
Internet Fund	$649,458	$573,175	$371,223
Large-Cap Growth Fund	$199,273	$185,431	$122,736
Large-Cap Value Fund	$191,287	$180,347	$128,540
Micro-Cap Equity Fund	$619,333	$404,387	$187,316
Mid-Cap Core Growth Fund	$2,066,396	$3,001,821	$2,369,192
Multi-Cap Growth Fund	—	—	$82,771
Small-Cap Value Fund	$1,081,918	$813,284	$353,078
Tax-Free Short & Intermediate Bond Fund	$191,212	$130,139	$108,791
Technology Fund	$189,094	$153,651	$90,145

*	Since the International Fund-Core Equity and the International Small-Cap Fund did not commence operations until August 2007, administrative fees for these Funds are only shown for the fiscal years ended June 30, 2008 and June 30, 2009. Since the Multi-Cap Growth Fund did not commence operations until July 2008, administrative fees for the Fund are only shown for the fiscal year ended June 30, 2009.
     Distributor. The Funds’ distributor is Funds Distributor, LLC (“FDL” or “Distributor”) and its principal office is located at 10 High Street, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement (“Distribution Agreement”) under FDL, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to FDL for its services as distributor. Nevertheless, in its role as distributor, FDL is the dealer of record on shares of the Funds purchased without using a broker or other intermediary (“Fund Direct Transactions”), and, as such, FDL may receive any applicable commissions, 12b-1 fees and/or service fees associated with such Fund Direct Transactions. FDL may use those Fund Direct Transaction-related commissions, 12b-1 fees and/or service fees to pay distribution-related expenses. FDL’s use of such commissions, 12b-1 fees and/or service fees would result in a potential economic benefit to the Advisor. In addition, the Advisor pays FDL a fee for providing certain distribution support services relating to the Funds.
     Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, B, C, R and K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, B, C and R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.
     Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, C and R shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, C and R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.
     The Plan also provides that the Funds may pay up to 0.25% of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.
     Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.
     Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund.

Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.
     In the case of Class A, B, C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.
     In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.
     With respect to Class B, C and Class R shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class B, C and R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. MCM finances the up-front sales commissions paid in connection with the sale of Class B and C shares of the Funds in exchange for receipt of a portion of the 12b-1 fees and/or contingent deferred sales charges collected by the Distributor from the Funds. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.
     The fees paid to the Distributor pursuant to the Plan for the Class A, B, C and R shares of the Funds are set forth in the tables below. To the extent a Fund is not listed in a table below, it made no payments to the Distributor under the Plan during the period shown.

			Class A Shares
	Fiscal year ended		Fiscal year ended		Fiscal year ended
	June 30, 2007		June 30, 2008		June 30, 2009
		Contingent		Contingent		Contingent
		Deferred		Deferred		Deferred
	Service	Sales	Service	Sales	Service	Sales
	Fees	Charges	Fees	Charges	Fees	Charges
Asset Allocation Fund-Balanced	$126,458	$422	$122.489	—	$73,389	$31
Bond Fund	$29,990	$188	$26,875	—	$44,299	—
Energy Fund	$106,222	$22	$124,661	$9	$74,633	—
Healthcare Fund	$189,532	$5,861	$137,615	—	$91,556	—
Index 500 Fund	$1,203,374	$394	$981,205	—	$562,057	—
International Equity Fund	$45,179	—	$60,888	—	$36,554	—
International Fund-Core Equity*	—	—	$31,819	$24,008	$9,156	$28,251
International Small-Cap Fund*	—	—	$3,411	—	$4,118	—
Internet Fund	$1,030,700	$911	$864,105	—	$502,448	—
Large-Cap Growth Fund	$69,442	$8	$63,214	—	$34,525	—
Large-Cap Value Fund	$36,362	$124	$37,081	—	$24,652	—
Micro-Cap Equity Fund	$842,913	$221	$483,067	$38	$186,091	—
Mid-Cap Core Growth Fund	$3,498,103	$1,599	$5,409,624	$9,580	$3,766,267	$17,799
Multi-Cap Growth Fund*	—	—	—	—	$650	—
Small-Cap Value Fund	$1,186,993	$347	$718,786	$1,609	$245,958	—
Tax-Free Short & Intermediate Bond Fund	$29,424	—	$20,433	—	$26,887	—
Technology Fund	$191,536	$769	$159,457	$3	$90,722	—

* Class A shares of the International Fund-Core Equity, International Small-Cap Fund and Multi-Cap Growth Fund commenced operations on August 16, 2007, August 17, 2007 and July 1, 2008, respectively.

			Class B Shares
	Fiscal year ended		Fiscal year ended		Fiscal year ended
	June 30, 2007		June 30, 2008		June 30, 2009
		Contingent		Contingent		Contingent
	Distribution	Deferred	Distribution	Deferred	Distribution	Deferred
	and Service	Sales	and Service	Sales	and Service	Sales
	Fees	Charges	Fees	Charges	Fees	Charges
Asset Allocation Fund-Balanced	$170,379	$32,439	$141,446	$10,900	$75,824	$7,729
Bond Fund	$34,745	$8,777	$31,338	$6,247	$37,064	$5,870
Energy Fund	$375,050	$79,534	$407,517	$33,626	$202,421	$20,936
Healthcare Fund	$249,629	$91,858	$165,314	$28,025	$96,808	$12,987

			Class B Shares

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	June 30, 2007		June 30, 2008		June 30, 2009
		Contingent		Contingent		Contingent
	Distribution	Deferred	Distribution	Deferred	Distribution	Deferred
	and Service	Sales	and Service	Sales	and Service	Sales
	Fees	Charges	Fees	Charges	Fees	Charges
Index 500 Fund	$708,725	$97,455	$604,528	$48,552	$324,747	$19,161
International Equity Fund	$42,999	$5,144	$48,746	$8,708	$20,435	$2,996
Internet Fund	$375,777	$157,769	$314,284	$54,148	$171,120	$26,099
Large-Cap Growth Fund	$27,449	$9,013	$27,912	$16,008	$14,804	$2,811
Large-Cap Value Fund	$33,571	$13,409	$27,788	$3,178	$16,377	$2,930
Micro-Cap Equity Fund	$426,892	$122,856	$271,437	$101,707	$110,076	$24,476
Mid-Cap Core Growth Fund	$584,693	$131,326	$641,968	$168,442	$357,257	$141,958
Small-Cap Value Fund	$523,236	$169,596	$345,041	$137,943	$140,002	$44,467
Tax-Free Short & Intermediate Bond Fund	$8,124	$1,275	$6,076	$223	$6,361	$652
Technology Fund	$134,040	$58,911	$109,257	$19,274	$57,444	$6,263

			Class C Shares

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	June 30, 2007		June 30, 2008		June 30, 2009
		Contingent		Contingent		Contingent
	Distribution	Deferred	Distribution	Deferred	Distribution	Deferred
	and Service	Sales	and Service	Sales	and Service	Sales
	Fees	Charge	Fees	Charge	Fees	Charge
Asset Allocation Fund — Balanced	$176,349	$1,346	$166,386	$770	$103,657	$413
Bond Fund	$17,505	$39	$24,648	$1,041	$52,324	$668
Energy Fund	$206,388	$2,116	$233,335	$2,411	$134,434	$2,776
Healthcare Fund	$281,262	$1,788	$206,132	$1,587	$133,264	$329
International Equity Fund	$49,818	$113	$65,381	$1,417	$30,432	$94
International Fund-Core Equity*	—	—	$742	—	$1,220	—
International Small-Cap Fund*	—	—	$6,712	$363	$27,051	$223
Internet Fund	$870,066	$4,626	$721,297	$3,782	$404,578	$1,526
Large-Cap Growth Fund	$35,244	$51	$38,599	$34	$24,470	$945
Large-Cap Value Fund	$34,925	$86	$30,661	$252	$23,018	$330
Micro-Cap Equity Fund	$883,775	$1,833	$504,701	$4,561	$184,407	$2,154
Mid-Cap Core Growth Fund	$3,434,878	$82,151	$4,816,025	$83,012	$2,852,091	$57,642
Multi-Cap Growth Fund*	—	—	—	—	$2,170	—
Small-Cap Value Fund	$1,810,837	$16,073	$1,107,990	$13,701	$374,394	$6,089
Tax-Free Short & Intermediate Bond Fund	$29,027	$1	$24,158		$35,517	$341
Technology Fund	$238,790	$1,833	$196,774	$688	$111,300	$382

*	Class C shares of the International Fund-Core Equity, International Small-Cap Fund and Multi-Cap Growth Fund commenced operations on August 16, 2007, August 17, 2007 and July 1, 2008, respectively.

	Class R Shares
	Fiscal year ended	Fiscal year ended	Fiscal year ended
	June 30, 2007	June 30, 2008	June 30, 2009
	Distribution and	Distribution and	Distribution and
	Service Fees	Service Fees	Service Fees
Asset Allocation Fund-Balanced	$13	$14	$8
Healthcare Fund	$59	$126	$148
Index 500 Fund	$7,204	$27,684	$28,791
International Fund-Core Equity*	—	$30	$20
International Small-Cap Fund*	—	$28	$18
Internet Fund	$118	$257	$89
Large-Cap Growth Fund	$22	$36	$17
Large-Cap Value Fund	$22	$34	$24
Micro-Cap Equity Fund	$9,817	$6,563	$1,289
Mid-Cap Core Growth Fund	$109,203	$312,965	$289,370

	Class R Shares
	Fiscal year ended	Fiscal year ended	Fiscal year ended
	June 30, 2007	June 30, 2008	June 30, 2009
	Distribution and	Distribution and	Distribution and
	Service Fees	Service Fees	Service Fees
Multi-Cap Growth Fund*	—	—	$204
Small-Cap Value Fund	$34,396	$24,056	$7,260

*	Class R shares of the International Fund-Core Equity, International Small-Cap Fund and Multi-Cap Growth Fund commenced operations on August 16, 2007, August 17, 2007 and July 1, 2008, respectively. All outstanding Class R shares of the International Fund-Core Equity, International Small-Cap Fund and Multi-Cap Growth Fund were redeemed on March 16, 2009.
     The following amounts paid to the Distributor by the Funds under the Plan for Class A shares during the fiscal year ended June 30, 2009 were spent on:

		Printing and
		Mailing of				Interest
		Prospectuses				Carrying
		to other than	Compensation		Compensation	or other
		Current	to	Compensation	to Sales	Financing
	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges
Asset Allocation Fund-Balanced	$8,219	—	—	$58,226	—	—
Bond Fund	$5,335	—	—	$38,045	—	—
Energy Fund	$8,571	—	—	$70,968	—	—
Healthcare Fund	$10,507	—	—	$91,279	—	—
Index 500 Fund	$63,837	—	—	$316,080	—	—
International Equity Fund	$4,125	—	—	$32,064	—	—
International Fund-Core Equity	$647	—	—	$9,225	—	—
International Small-Cap Fund	$441	—	—	$4,066	—	—
Internet Fund	$58,216	—	—	$431,484	—	—
Large-Cap Growth Fund	$3,816	—	—	$31,533	—	—
Large-Cap Value Fund	$2,887	—	—	$22,712	—	—
Micro-Cap Equity Fund	$20,424	—	—	$164,185	—	—
Mid-Cap Core Growth Fund	$424,238	—	—	$3,258,213	—	—
Multi-Cap Growth Fund	$84	—	—	$497	—	—
Small-Cap Value Fund	$26,339	—	—	$196,842	—	—
Tax-Free Short & Intermediate Bond Fund	$3,405	—	—	$22,026	—	—
Technology Fund	$10,394	—	—	$85,026	—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class B shares during the fiscal year ended June 30, 2009 (in U.S. dollars) were spent on:

		Printing and
		Mailing of				Interest
		Prospectuses				Carrying
		to other than	Compensation		Compensation	or other
		Current	to	Compensation	to Sales	Financing
	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges
Asset Allocation Fund-Balanced	$2,066	—	—	$18,275	—	—
Bond Fund	$1,111	—	—	$8,282	—	—
Energy Fund	$5,047	—	—	$48,287	—	—
Healthcare Fund	$2,647	—	—	$21,525	—	—
Index 500 Fund	$8,978	—	—	$45,327	—	—
International Equity Fund	$549	—	—	$4,403	—	—
Internet Fund	$4,813	—	—	$33,513	—	—
Large-Cap Growth Fund	$402	—	—	$3,381	—	—
Large-Cap Value Fund	$463	—	—	$3,477	—	—
Micro-Cap Equity Fund	$3,035	—	—	$26,132	—	—
Mid-Cap Core Growth Fund	$9,895	—	—	$84,314	—	—
Small-Cap Value Fund	$3,817	—	—	$32,595	—	—
Tax-Free Short & Intermediate
Bond Fund	$196	—	—	$1,561	—	—
Technology Fund	$1,578	—	—	$11,733	—	—

     The following amounts paid to the Distributor by the Funds under the Plan for Class C shares during the fiscal year ended June 30, 2009 (in U.S. dollars) were spent on:

		Printing and
		Mailing of				Interest
		Prospectuses				Carrying
		to other than	Compensation		Compensation	or other
		Current	to	Compensation	to Sales	Financing
	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges
Asset Allocation Fund — Balanced	$2,919	—	—	$97,498	—	—
Bond Fund	$1,634	—	—	$46,669	—	—
Energy Fund	$3,671	—	—	$123,901	—	—
Healthcare Fund	$3,777	—	—	$123,471	—	—
Index 500 Fund	—	—	—	—	—	—
International Equity Fund	$829	—	—	$27,082	—	—
International Fund-Core Equity	$33	—	—	$174	—	—
International Small-Cap Fund	$814	—	—	$1,961	—	—
Internet Fund	$11,658	—	—	$364,356	—	—
Large-Cap Growth Fund	$685	—	—	$21,658	—	—
Large-Cap Value Fund	$687	—	—	$19,489	—	—
Micro-Cap Equity Fund	$5,061	—	—	$172,960	—	—
Mid-Cap Core Growth Fund	$78,556	—	—	$2,312,753	—	—
Multi-Cap Growth Fund	$68	—	—	$987	—	—
Small-Cap Value Fund	$10,092	—	—	$357,112	—	—
Tax-Free Short & Intermediate Bond Fund	$1,177	—	—	$27,162	—	—
Technology Fund	$3,179	—	—	$103,397	—	—
     The following amounts paid to the Distributor by the Funds under the Plan for Class R shares during the fiscal year ended June 30, 2008 (in U.S. dollars) were spent on:

		Printing and
		Mailing of				Interest
		Prospectuses				Carrying
		to other than	Compensation		Compensation	or other
		Current	to	Compensation	to Sales	Financing
	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges
Asset Allocation Fund-Balanced*	—	—	—	—	—	—
Healthcare Fund	$9	—	—	$66	—	—
Index 500 Fund	$1,709	—	—	$28,062	—	—
International Equity Fund	—	—	—	—	—	—
International Fund-Core Equity*	$1	—	—	—	—	—
International Small-Cap Fund*	$1	—	—	—	—	—
Internet Fund	$5	—	—	$14	—	—
Large Cap Growth Fund*	$1	—	—	—	—	—
Large Cap Value Fund	$1	—	—	—	—	—
Micro-Cap Equity Fund	$67	—	—	$1,004	—	—
Mid-Cap Core Growth Fund	$16,681	—	—	$248,756	—	—
Multi-Cap Growth Fund*	$9	—	—	—	—	—
Small-Cap Value Fund	$401	—	—	$3,974	—	—
Tax-Free Short & Intermediate
Bond Fund	—	—	—	—	—	—
Technology Fund	—	—	—	—	—	—

*	All outstanding Class R shares of the Asset Allocation Fund-Balanced, International Fund-Core Equity, International Small-Cap Fund, Large-Cap Growth Fund and Multi-Cap Growth Fund were redeemed on March 16, 2009.
     Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, World or the Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.
     The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.
     Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.
     As of June 30, 2009, the Advisor had revenue sharing arrangements with approximately 13 intermediaries, the most significant of which are Citigroup Global Markets, Comerica Bank, Merrill Lynch, Wachovia Securities, and UBS Financial Services. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2009, the Advisor and/or Distributor accrued and/or paid approximately $2.6 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST and MST II.
     From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.
     Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Funds. Pursuant to the terms and provisions of the custodian contract between the Custodian, MST and MST II, the Custodian keeps the books of account for each Fund.
     Transfer and Dividend Disbursing Agent. PNC Global Investment Servicing (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST and MST II under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.
     Comerica Bank. As stated in each Fund’s Prospectus, Class K shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries, and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.
     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST or MST II that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST and MST II by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST and MST II, as applicable. With respect to Class I shares, except for expenses incurred collectively by the Funds (for example, fees of Trustees, auditors, and legal counsel) not attributable to a particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund not attributable to any particular class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets), only expenses actually incurred by the Class I shares will be allocated to the Class I shares. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.
CODE OF ETHICS
     MST, MST II, and the Advisor have adopted a code of ethics and World has adopted a code of ethics as required by applicable law. Each such code is designed to, among other things, prevent affiliated persons of MST, MST II, and the Advisor or World, as applicable, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at www.sec.gov.
PORTFOLIO TRANSACTIONS
     Subject to the general supervision of the Board, the Advisor, or World in the case of the Index Fund, causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.
     Consistent with the Combined Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Index Fund, the Advisor and World, as applicable, each selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor and World generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.
     In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor and World are each authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Advisor and World or their respective affiliates exercise investment discretion. The Advisor and World, as the case may be, may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor or World determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or World to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor and World in connection with their services to other clients.
     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and World and does not reduce the advisory or sub-advisory fees payable to the Advisor and World, respectively, for services provided to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
     Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.
     Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or World will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.
     Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor or World believes such practice to be in such Fund’s best interests.
     Investment decisions for each Fund and for other investment accounts managed by the Advisor and World, as applicable, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor and World each seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor or World, as applicable, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.
     The Funds will not purchase any securities while the Advisor, World, as applicable, or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
     Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.
     The table below shows information on brokerage commissions paid by each of the Funds for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Advisor or World. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels. In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded funds (ETFs) for managing cash.

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	June 30, 2007	June 30, 2008	June 30, 2009
Asset Allocation Fund-Balanced	$94,107	$130,737	$98,233
Bond Fund	—	$9,643	$21,205
Energy Fund	$75,366	$55,423	$143,695
Healthcare Fund	$109,543	—	$58,340
Index 500 Fund	$25,889	—	$58,549
International Equity Fund	$242,953	$113,863	$152,190
International Fund-Core Equity*	—	$167,950	$80,368
International Small-Cap Fund*	—	$256,896	$252,186
Internet Fund	$1,700,425	$1,879,446	$862,233
Large-Cap Growth Fund	$204,896	$187,937	$154,126
Large-Cap Value Fund	$110,502	$92,938	$104,585
Micro-Cap Equity Fund	$848,286	$494,444	$404,265
Mid-Cap Core Growth Fund	$2,745,327	$5,631,469	$5,254,992
Multi-Cap Growth Fund*	—	$1,504	$5,449
Small-Cap Value Fund	$1,196,851	$1,062,250	$884,568
Tax-Free Short & Intermediate Bond Fund	—	—	—
Technology Fund	$686,589	$569,451	$228,773

*	Since the International Fund-Core Equity and the International Small-Cap Fund did not commence operations until August 2007, brokerage commissions for these Funds are only shown for the fiscal years ended June 30, 2008 and June 30, 2009. Since the Multi-Cap Growth Fund did not commence operations until July 2008, brokerage commissions for the Fund are only shown for the fiscal year ended June 30, 2009.
     Each of the Funds is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2009, the following Funds held securities in the indicated firms in the following amounts:

As of June 30, 2009
Asset Allocation Fund-Balanced
Bank of America Corp.	$79,728
Bank of New York Co., Inc.	$244,973
Citigroup, Inc.	$491,976
JP Morgan Chage & Co.	$648,260
Morgan Stanley & Company	$110,619
UBS AG	$777,993

Bond Fund
Bank of America Corp.	$2,988,271
Barclays Bank	$1,884,367
Citiroup, Inc.	$491,976

As of June 30, 2009
JP Morgan Chase & Co.	$2,506,604
Morgan Stanley & Company	$2,875,820
UBS AG	$3,753,232

Index 500 Fund
Bank of America Corp.	$3,876,035
Bank of New York Co., Inc.	$1,272,171
Citigroup Inc.	$594,475
JP Morgan Chase & Co.	$4,831,477
Morgan Stanley & Company	$1,399,185
State Street Bank & Trust Company	$844,739

International Equity Fund
Barclays Bank	$2,001,201
Deutsche Bank AG	$1,176,564

Large-Cap Value Fund
Bank of America Corp.	$448,668
Bank of New York Co., Inc.	$1,246,848
JP Morgan Chage & Co.	$3,252,695
Morgan Stanley & Company	$616,101

Multi-Cap Growth Fund
Bank of New York Co., Inc.	$6,448
JP Morgan Chase & co.	$19,102
     The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.
     The portfolio turnover rate of each Fund is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.
     Turnover for all Funds was impacted by purchase and redemption activity in fiscal years 2008 and 2009. During the fiscal year 2009, several Funds were also impacted by the unusual economic environment. The relatively high portfolio turnover rate for the Bond Fund reflects significant use of to-be-announced (TBA) transactions. Compared to 2008, however, portfolio turnover in the Bond Fund decreased primarily due to decreased liquidity in the market.
     For the International Small-Cap Fund, the relatively high portfolio turnover rate is largely due to the portfolio management team’s strategy of seeking stocks whose value has become more attractive, accompanied by improving business momentum. The disciplined investment approach followed in this strategy is expected to maintain turnover between 50% and 100% over a one-year period
     The higher portfolio turnover rate in the Multi-Cap Growth Fund primarily reflects the impact of the recessionary period during the year, which caused a number of securities held by the Fund to cease meeting established fundamental investment criteria, thus triggering sales. Higher portfolio turnover in the Large-Cap Growth Fund was also primarily the result of adherence to established fundamental investment criteria for retention in the portfolio.
     In the Technology Fund, portfolio turnover was largely impacted by market volatility, which caused frequent rebalancing of positions in the Fund.

	Portfolio Turnover Rate	Portfolio Turnover Rate
	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2008	June 30, 2009
Asset Allocation Fund-Balanced	103%	87%
Bond Fund	272%	154%
Energy Fund	27%	58%

	Portfolio Turnover Rate	Portfolio Turnover Rate
	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2008	June 30, 2009
Healthcare Fund	17%	36%
Index 500 Fund	3%	6%
International Equity Fund	31%	45%
International Fund-Core Equity*	72%	52%
International Small-Cap Fund*	91%	91%
Internet Fund	96%	71%
Large-Cap Growth Fund	98%	91%
Large-Cap Value Fund	41%	53%
Micro-Cap Equity Fund	24%	35%
Mid-Cap Core Growth Fund	56%	65%
Multi-Cap Growth Fund*	—	163%
Small-Cap Value Fund	32%	64%
Tax-Free Short & Intermediate Bond Fund	0%	22%
Technology Fund	128%	95%

*	Since the Multi-Cap Growth Fund did not commence operations until July 2008, the portfolio turnover rate for the Fund is only shown for the fiscal year ended June 30, 2009.
ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION INFORMATION
     Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:
–	Name;

–	Date of birth (for individuals);

–	Residential or business street address (although post office boxes are still permitted for mailing); and

–	Social security number, taxpayer identification number, or other identifying number.
     Investors may also be asked for a copy of a driver’s license, passport or other identifying document in order to verify his/her identity. In addition, it may be necessary to verify an investor’s identity by cross-referencing identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
     Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
     After an account is opened, the Funds may restrict a shareholder’s ability to purchase additional shares of a Fund until his/her identity is verified. We may also close an account or take other appropriate action if we are unable to verify an investor’s identity within a reasonable time. If an account is closed for this reason, shares will be redeemed at the net asset value (“NAV”) next calculated after the account is closed (less any applicable CDSC). In addition, the investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
     Purchases. As described in the Prospectuses, shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. An order will be priced at the applicable Fund’s NAV next computed after the order is received by an authorized financial services institution or its authorized designee.
     The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., in-laws), and includes step and adoptive relationships.
     In-Kind Purchases. Payment for shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the

Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.
     Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:
•	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below *

*	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.
•	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None
•	Class A Shares of the Bond Fund

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below **

**	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.
•	Class A Shares of the Tax-Free Short & Intermediate Bond Fund

Amount of Purchase	Commission
Less than $100,000	1.50%
$100,000 up to $250,000	1.25%
$250,000 or more	See below ***

***	For investments of $250,000 or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 0.50% on investments between $250,000 and $5 million; and 0.25% on investments above $5 million.
•	Class B Shares of the Funds (except Index 500 Fund): 4.00%

•	Class B Shares of the Index 500 Fund: 2.00%

•	Class C Shares of the Funds: 1.00%
     Finder’s Fees. For investments in Class A shares of the Bond Fund, Asset Allocation Fund-Balanced or any Equity Fund (except Index 500 Fund) of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million. For investments in Class A shares of the Tax-Free Short & Intermediate Bond Fund of $250,000 or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 0.50% on investments between $250,000 and $5 million; and 0.25% on investments above $5 million. Except with respect to employer-sponsored plans and other employer-sponsored group accounts that are eligible to purchase Class A shares without paying a sales charge, for purposes of calculating applicable finder’s fees, if any, all new investments into a particular account for which a broker or other entity is responsible are added together.
     In the case of employer-sponsored plans and other employer-sponsored group accounts that are not subject to any sales charges on Class A shares, investments into a particular account for which a broker or other entity is responsible are generally not added together for purposes of calculating applicable finder’s fees. The Distributor may, however, subject to approval by an appropriate officer of the Funds, pay a finder’s fee based on the aggregate new investments made in an account over a period of six months or less.
     Group Account Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by group accounts (i) of retirement plans that are qualified under Section 401(a), Section 403(b) or Section 457 of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds or (b) that have at least 75 eligible plan participants; (ii) for which certain types of shareholder services are provided to underlying shareholders in the group account pursuant to a written agreement with the Funds; (iii) that are administered by Ascensus, Inc. for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iv) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.
     For purposes of the foregoing section, the term “group account” includes (i) an account established for a qualified or non-qualified employee benefit plan or for any other type of employer-sponsored plan or account that represents the collective interests of multiple employees, (ii) an account established by a wrap-fee program sponsor that represents the collective investments of all program participants, and (iii) other similar accounts that represent the collective investments of multiple underlying shareholders. Notwithstanding the foregoing, the term “group account” does not include superomnibus accounts (but may include group accounts within the superomnibus account) established by broker-dealers or other financial intermediaries that represent the collective investments of all or substantially all their clients.
     CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.
     Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.
     Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.
     Redemptions. The redemption price for Fund shares is the NAV next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.
     Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     The Funds have authorized one or more financial services institutions to receive redemption orders on the Funds’ behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s NAV next computed after they are received by an authorized financial services institution or its authorized designee.
     Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. In each case, the CDSC is based on the original NAV at the time of investment or the NAV at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.
     The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.
     Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the applicable Prospectus, a Fund will waive the CDSC payable upon redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.
     Short-Term Trading Fees. If you redeem or exchange Class A, Class B, Class C, Class K, Class R, Class Y or Class I shares of the International Equity Fund, the International Fund-Core Equity, the International Small-Cap Fund, the Micro-Cap Equity Fund or the Small-Cap Value Fund within 30 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividend or capital gains distributions paid by a Fund will be treated as redeemed first. Thereafter, shares will be redeemed on a first-in, first-out basis. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 30 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.
     The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.
     Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the NAV next calculated after the account is closed. Any applicable contingent deferred sales charge may be applied if a Fund redeems an account. In addition, an investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.
     Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.
     If you acquired Class B shares of a Fund before June 16, 2003, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative NAVs per share of the two classes.
     Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

     Exchanges from the Internet Fund. When Class A shares of the Internet Fund that were issued without the imposition of a sales load in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.
     Expanded Reinstatement Privilege for Former Money Market Fund Shareholders. Former Class A, B and C shareholders of the Munder Cash Investment Fund and former Class A shareholders of the Munder Tax-Free Money Market Fund who, on or after September 2, 2008, redeemed shares voluntarily or by operation of a Fund liquidation may invest redemption proceeds in Class A shares of any Munder Fund at NAV (without paying a sales charge) at any time within one year of redemption. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a contingent deferred sales charge (CDSC) when redeemed. The Class A shares purchased under this privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount. Former shareholders may use this privilege only once with respect to redeemed shares of a Fund. The investor, or the investor’s broker or financial intermediary, must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on the investment.
     Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.
     In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.
     Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in each Fund’s Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.
NET ASSET VALUE
     Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation but closing bid and asked prices for such day are available, then such securities may be valued, subject to the approval by the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at evaluated bid prices.
     In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.
     Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.
     Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time). Where no last sales price is available for an equity security on the foreign exchange or market where it is principally traded, such security may be valued at the bid price or the last quoted sales price for local shares of the security.
     With respect to the International Equity Fund, the International Fund-Core Equity and the International Small-Cap Fund, the Board has adopted special procedures for valuing securities held by a Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the NAV of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.
     In certain instances, the Index Fund may be unable to obtain a current market value for a security held by the Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s NAV.
     All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.
     If reliable current market values are not readily available for a security, such security will be valued at fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s NAV that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.
     The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. Under the terms of the Sub-Advisory Agreement, World will assist the Advisor in determining the fair value of portfolio securities for the Index Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.
PERFORMANCE INFORMATION
     From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:
     Yield. The standard 30-day yield for the Bond Fund and the Tax-Free Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD cd	=	2 [( a-b + 1)[6] - 1]

Where:	a	=	dividends and interest earned by a Fund during the period;

	b	=	expenses accrued for the period (net of reimbursements and waivers;

	c	=	average daily number of shares outstanding during the period entitled to receive dividends;

d	=	maximum offering price per share on the last day of the period.
     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.
     Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.
     With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed — currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund-Balanced and 4.00% of the per share offering price for Class A Shares of the Bond Fund and Tax-Free Bond Fund.
     Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P(1+T)n=ERV

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.
     Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P(1+T)n=ATVD

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P(1+T)n=ATVDR

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     Non-Standardized Performance — Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return	=	ERV-1 P
     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares — currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund-Balanced and 4.00% of the per share offering price for Class A shares of the Bond Fund and Tax-Free Bond Fund; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.
     Comparisons Against Market Indices. From time to time the performance of the Funds may be compared against one or more broad-based market indices and/or other indices designed to measure a particular segment of the market in which a Fund invests. The following is a description of the current indices against which each of the Funds is generally compared.

Fund	Index Description(s)
Asset Allocation Fund-Balanced	Russell 3000® Index: a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market.

Russell 3000®/Barclays Capital Blended Index: a blended index of 60% Russell 3000® Index and 40% Barclays Capital Intermediate Government/Credit Index.

Barclays Capital Intermediate Government/Credit Index: measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years.

Bond Fund	Barclays Capital U.S. Aggregate Bond Index: measures the measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities.

Energy Fund	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

S&P® Composite 1500 Energy Sector Index: a capitalization-weighted index that measures the performance of energy sector securities included in the S&P® Composite 1500 Index.

S&P® Composite 1500 Index: combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market.

Fund	Index Description(s)
Healthcare Fund	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

S&P North American Health Care Sector IndexTM: a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded securities in the health care sector.

Index 500 Fund	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

International Equity Fund	MSCI EAFE Index: a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net of foreign withholding taxes applicable to U.S. investors.

International Fund-Core Equity	MSCI EAFE Index: a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net of foreign withholding taxes applicable to U.S. investors.

International Small-Cap Fund	S&P® Developed ex-U.S. SmallCap Index: consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI).

S&P® Developed BMI: includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.

Internet Fund	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

NASDAQ Composite Index: a capitalization-weighted index that measures the performance of all domestic and foreign common-type stocks listed on the NASDAQ Stock Market.

Large-Cap Growth Fund	Russell 1000® Growth Index: a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values.

Large-Cap Value Fund	Russell 1000® Value Index: a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values.

Micro-Cap Equity Fund	Russell Microcap® Index: a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market. The Russell Microcap® Index performance is available for periods beginning 7/1/00 or later.

Wilshire US Micro-Cap Index: a float-adjusted, market capitalization-weighted index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire US Micro-Cap Index is used for periods prior to 7/1/00.

Wilshire 5000 Index: contains all U.S. company equity securities with readily available price data.

Mid-Cap Core Growth Fund	S&P MidCap 400® Index: a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market.

Russell Midcap® Growth Index: a capitalization-weighted index that measures the performance of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest U.S. publicly traded companies).

Small-Cap Value Fund	Russell 2000® Value Index: a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market.

Fund	Index Description(s)
Tax-Free Short & Intermediate Bond Fund	Barclays Capital Muni Managed Blended Index: a blended index made up of 50% Barclays Capital Municipal Managed Money Short Term Index and 50% Barclays Capital Municipal Managed Money Short/Intermediate Index for periods beginning on or after 7/1/93 (the earliest date for which performance information is available).

Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes: rules-based, market-valued-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA— or higher and have at least one year until maturity.

Barclays Capital 5-Year General Obligation Bond Index: a performance benchmark for the short-term investment grade tax-exempt bond market. The Barclays Capital 5-Year General Obligation Bond Index is used for all periods prior to 7/1/93.

Technology	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

S&P North American Technology Sector IndexTM: a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology-related stocks.
     General. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.
     From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.
TAXES
     The following summarizes certain additional federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
     General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.
     In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).
     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business, or in certain publicly traded partnerships.
     Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will generally be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations)

regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.
     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations.
     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period and other requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.
     Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.
     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.
     Shareholders will be advised annually as to the federal income tax consequences of distributions made by each of the Funds each year.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.
     Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”
     Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.
     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.
     Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.
     Tax-Free Bond Fund. The Tax-Free Bond Fund is designed to provide investors with current tax-exempt interest income. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would it not gain any additional benefit from the Fund’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Fund may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.
     In order for the Tax-Free Bond Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund’s taxable year at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain “private activity” bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.
     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.
     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Free Bond Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder’s taxable year.
     Investors may be subject to state and local taxes on income derived from an investment in the Tax-Free bond Fund. In certain states, income derived from the Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.
     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Tax-Free Bond Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in the Fund.
     Income From Investment in Foreign Securities. Income received by the International Equity Fund, International Fund-Core Equity and the International Small-Cap Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would generally be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes may also not be deducted by individuals for purposes of computing any alternative minimum tax.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to certain other limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.
     Taxation of Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.
     Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
     Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.
     Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.
     Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
     Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
     Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.
     Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.
     The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.
     Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.
     Currency Fluctuations — “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
     Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
     Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.
     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”
     State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. government obligations are exempt from taxation.
     Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.
     Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment.

     Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
     Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. federal, state and local taxation.
ADDITIONAL INFORMATION CONCERNING SHARES
     MST is a Delaware statutory trust. MST II is a Massachusetts business trust. Under each of MST and MST II’s Declaration of Trust, the beneficial interest in MST or MST II may be divided into an unlimited number of full and fractional transferable shares. MST’s and MST II’s Declarations of Trust authorize the Board to classify or reclassify any authorized but unissued shares of MST and MST II into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
     Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Asset Allocation Fund-Balanced, Bond Fund, Energy Fund, Index 500 Fund, International Equity Fund, International Fund-Core Equity, International Small-Cap Fund, Internet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Multi-Cap Growth Fund, Small-Cap Value Fund, Tax-Free Short & Intermediate Bond Fund and Technology Fund. Pursuant to such authority, MST II’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST II representing interests in the Healthcare Fund. The shares of each Fund are offered in classes, as set forth below.

Fund	Classes
Asset Allocation Fund — Balanced	A, B, C, K and Y
Bond Fund	A, B, C, K and Y
Energy Fund	A, B, C and Y
Healthcare Fund	A, B, C, K, R and Y
Index 500 Fund	A, B, K, R and Y
International Equity Fund	A, B, C, K and Y
International Fund-Core Equity	A, C, Y and I
International Small-Cap Fund	A, C, Y and I
Internet Fund	A, B, C, R and Y
Large-Cap Growth Fund	A, B, C, K and Y
Large-Cap Value Fund	A, B, C, K, R and Y
Micro-Cap Equity Fund	A, B, C, K, R and Y
Mid-Cap Core Growth Fund	A, B, C, K, R and Y
Multi-Cap Growth Fund	A, C and Y
Small-Cap Value Fund	A, B, C, K, R and Y
Tax-Free Short & Intermediate Bond Fund	A, B, C, K and Y
Technology Fund	A, B, C and Y
     The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange and conversion privileges, class designation and sales charges assessed due to differing distribution methods.
     In the event of a liquidation or dissolution of MST or MST II or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative NAVs of the Fund and MST’s and MST II’s other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.
     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST or MST II, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST or MST II, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST or MST II voting together in the aggregate without regard to a particular Fund.
     Shares of MST and MST II have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s and MST II’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST and MST II.
     Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST or MST II shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
     Each of MST’s and MST II’s Declarations of Trust, as amended, authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their NAV; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their NAV. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s and MST II’s Boards may authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.
     Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.
OTHER INFORMATION
     Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Non-Interested Trustees.
     Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds.
     Control Persons and Principal Holders of Securities. As of October 1, 2009, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds.

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & Smith FBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Asset Allocation Fund — Balanced-Class A	Jacksonville FL 32246-6484	16.25%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Asset Allocation Fund — Balanced-Class B	Jacksonville FL 32246-6484	15.56%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Asset Allocation Fund — Balanced-Class B	New York NY 10001-2483	9.15%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Asset Allocation Fund — Balanced-Class C	Jacksonville FL 32246-6484	29.41%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Asset Allocation Fund — Balanced-Class C	New York NY 10001-2483	8.08%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Asset Allocation Fund — Balanced-Class K	Charlotte, NC 28288-1076	100.00%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Asset Allocation Fund — Balanced-Class Y	Detroit, MI 48275	24.20%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Asset Allocation Fund — Balanced-Class Y	Charlotte, NC 28288-1076	21.80%
	Patsy K Cantrell Ttee
	City Of Farmington Retiree Health Care Fund
	23600 Liberty St
Asset Allocation Fund — Balanced-Class Y	Farmington MI 48335-3572	17.30%
	Village Of Beverly Hills Retiree Health Care Fund
	U/A Dtd 8/20/03
	18500 W Thirteen Mile Rd
Asset Allocation Fund — Balanced-Class Y	Beverly Hills MI 48025	10.04%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Asset Allocation Fund — Balanced-Class Y	Jacksonville FL 32246-6484	6.13%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Asset Allocation Fund — Balanced-Class Y	Fargo, ND 58106	5.17%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Bond Fund-Class A	Jacksonville FL 32246-6484	16.66%
	RBC Capital Markets Corp FBO
	Peter J Mazzuchelli Ttee
	Kolene Corporation Pension Pln
	FBO Plan Paricipants Pool A/C
	12890 Westwood Avenue
Bond Fund-Class A	Detroit MI 48223-3436	5.56%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Bond Fund-Class B	Jacksonville FL 32246-6484	18.38%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Bond Fund-Class C	Jacksonville FL 32246-6484	30.87%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Bond Fund-Class C	New York NY 10001-2483	19.21%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Bond Fund-Class K	Detroit MI 48275-3446	83.12%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Bond Fund-Class K	Detroit, MI 48275	11.26%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Bond Fund-Class Y	Detroit, MI 48275	49.30%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Bond Fund-Class Y	Detroit MI 48275-3446	32.73%
	Calhoun-Dingle C/O Comerica Bank
	Attn: Mutual Fund Unit
	PO Box 75000
Bond Fund-Class Y	Detroit MI 48275	5.37%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Energy Fund Class A	Jacksonville FL 32246-6484	17.08%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Energy Fund Class B	Jacksonville FL 32246-6484	14.52%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Energy Fund Class C	Jacksonville FL 32246-6484	25.01%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Energy Fund Class Y	Fargo, ND 58106	75.35%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Energy Fund Class Y	New York NY 10001-2483	11.82%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Healthcare Fund-Class A	Jacksonville FL 32246-6484	18.52%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Healthcare Fund-Class B	Jacksonville FL 32246-6484	16.78%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Healthcare Fund-Class C	Jacksonville FL 32246-6484	31.67%
	Brown Brothers Harriman & Co.
	As Custodian For
	525 Washington Blvd
Healthcare Fund-Class K	Jersey City, NJ 07310	61.32%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Healthcare Fund-Class K	Detroit, MI 48275	34.29%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Healthcare Fund-Class R	Jacksonville FL 32246-6484	29.28%
	Orchard Trust Co LLC Cust
	Opp Funds Recordk Pro Ret Pl
	8515 E Orchard Rd 2T2
Healthcare Fund-Class R	Greenwood Village CO 80111	23.56%
	GPC Securities Inc Agent For
	Reliance Trust Company FBO
	The Chicago School 403B
	PO Box 79377
Healthcare Fund-Class R	Atlanta GA 30357	17.61%
	Counsel Trust FBO
	Tex-Link Communications Inc 401K
	1251 Waterfront Pl
Healthcare Fund-Class R	Pittsburgh PA 15222-4235	9.95%
	GPC As Agent For
	Reliance Trust Company FBO
	Panama City Urological Ctr Ps Plan
	PO Box 79377
Healthcare Fund-Class R	Atlanta GA 30357	9.32%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Healthcare Fund-Class R	Birmingham MI 48009	8.85%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Healthcare Fund-Class Y	Detroit, MI 48275	59.22%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Healthcare Fund-Class Y	Fargo, ND 58106	24.31%
	Mary M Robinson Ttee
	The Mary M Robinson Trust
	U/A Dtd 11/06/1995
	340 Lakeland St
Healthcare Fund-Class Y	Grosse Pointe MI 48230-1653	7.11%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Index 500 Fund-Class A	Jacksonville FL 32246-6484	16.97%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Index 500 Fund-Class A	New York NY 10001-2483	7.22%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Index 500 Fund-Class B	Jacksonville FL 32246-6484	18.82%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Index 500 Fund-Class B	New York NY 10001-2483	13.92%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Index 500 Fund-Class K	Charlotte, NC 28288-1076	98.45%
	Reliance Trust Company FBO
	Kunzler & Company, Inc. 401 K Plan
	PO Box 45829
Index 500 Fund-Class R	Atlanta, Ga 30362	19.58%
	Wilmington Trust Comp Ttee FBO
	Ornl Federal Credit Union Defined Benefit Pl & Trust
	C/O Mutual Funds
	P O Box 8880
Index 500 Fund-Class R	Wilmington, DE 19899-8880	12.33%
	GPC As Agent For
	Reliance Trust Company FBO
	Palmer Electric Company 401(K) Plan
	PO Box 79377
Index 500 Fund-Class R	Atlanta Ga 30357	5.99%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Index 500 Fund-Class Y	Detroit, MI 48275	47.54%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Index 500 Fund-Class Y	Charlotte, NC 28288-1076	27.35%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Index 500 Fund-Class Y	Fargo, ND 58106	9.71%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
International Equity Fund-Class A	Jacksonville FL 32246-6484	27.36%
	Wilmington Trust Comp Ttee FBO
	Mercy Hosp & Med Center 401K Pl
	C/O Mutual Funds
	P O Box 8880
International Equity Fund-Class A	Wilmington DE 19899-8880	11.01%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
International Equity Fund-Class B	Jacksonville FL 32246-6484	23.30%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
International Equity Fund-Class C	Jacksonville FL 32246-6484	32.86%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
International Equity Fund-Class C	New York NY 10001-2483	15.50%
	PFPC Trust Co Cust IRA FBO
	Chris N Schwarck
	13597 Thrush Ave
International Equity Fund-Class C	Mason City IA 50401-8710	5.29%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
International Equity Fund-Class K	Detroit MI 48275-3446	87.42%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
International Equity Fund-Class K	Charlotte, NC 28288-1076	5.79%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
International Equity Fund-Class Y	Detroit, MI 48275	80.59%
	UBS Financial Services Inc. FBO
	Robert Konigsberg
	Konigberg Wolf & Co
	440 Park Ave South
International Fund — Core Equity-Class A	New York NY 10016-8012	38.49%
	Charles Schwab & Co Inc
	Special Custody Act For The Benefit Of Customers
	Attn Mutual Funds
	101 Montgomery Street
International Fund-Core Equity-Class A	San Francisco CA 94104	10.61%
	Mesirow Financial Inc
	Delaware Charter Gty Trust Tr
	James F Suplee Bene IRA
	350 North Clark Street
International Fund-Core Equity-Class A	Chicago IL 60610-4796	10.04%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
International Fund-Core Equity-Class C	Jacksonville FL 32246-6484	57.11%
	NFS LLC FEBO
	Brian E Niklaus
	Amy F Niklaus
	1531 Roosevelt Road
International Fund-Core Equity-Class C	Pittsburgh PA 15237	20.06%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	First Clearing, LLC
	Robert Stanchina &
	Dawn Stanchina JT WROS
	2745 Fringe Lane
International Fund-Core Equity-Class C	Forks Township, PA 18040	11.26%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
International Fund-Core Equity-Class C	Birmingham MI 48009	8.06%
	Factory Mutual Insurance Company
	225 Wyman St
International Fund-Core Equity-Class I	Waltham MA 02454	77.18%
	Factory Mutual Pension Plan Equities
	225 Wyman St
International Fund-Core Equity-Class I	Waltham MA 02454	12.76%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
International Fund-Core Equity-Class Y	Detroit, MI 48275	30.32%
	City Maitland Municipal Police & Firefighter Pension Trust
	1776 Independence Ln
International Fund-Core Equity-Class Y	Maitland FL 32751-5639	23.09%
	SEI Private Trust Co C/O Suntrust
	Attn: Mutual Funds Admin
	One Freedom Valley Drive
International Fund-Core Equity-Class Y	Oaks, PA 19456	14.90%
	SAI Management LLC Long Term
	Attn Mario Tamasi
	Raritan Plaza I
	Raritan Center
International Fund-Core Equity-Class Y	Edison NJ 08837-3626	12.34%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
International Fund-Core Equity-Class Y	Fargo, ND 58106	5.63%
	Fifth Third Bank Ttee FBO
	Ver Plank Dock Co Ps32
	PO Box 3385
International Fund-Core Equity-Class Y	Cincinnati OH 45263-0001	5.25%
	Pershing LLC
	P. O. Box 2052
International Small-Cap Fund-Class A	Jersey City, NJ 07303-9998	10.99%
	NFS LLC FEBO
	Karl G Smrekar
	Karl Smrekar, S H Hawbaker Tte
	Stone Quarry Crossing
	811 Camp Horne Road Suite 100
International Small-Cap Fund-Class A	Pittsburgh PA 15237	5.74%
	NFS LLC FEBO
	Peter Parcher
	NFS/FMTC SEP IRA
	Manatt, Phelps, & Phillips LLP
	7 Times Square 22nd Floor
International Small-Cap Fund-Class C	New York NY 10036	6.20%
	NFS LLC FEBO
	Suzanne G Gott
	PO Box 102
International Small-Cap Fund-Class C	Jackson Center PA 16133	5.02%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Factory Mutual Insurance Company
	225 Wyman St
International Small-Cap Fund-Class I	Waltham MA 02454	80.19%
	Factory Mutual Pension Plan Equities
	225 Wyman St
International Small-Cap Fund-Class I	Waltham MA 02454	13.85%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Internet Fund Class A	Jacksonville FL 32246-6484	11.51%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Internet Fund Class B	Jacksonville FL 32246-6484	9.74%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Internet Fund Class B	New York NY 10001-2483	5.18%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Internet Fund Class C	Jacksonville FL 32246-6484	23.34%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Internet Fund Class C	New York NY 10001-2483	7.59%
	MG Trust Company Cust. FBO
	Cincinnati Fastener Co. 401(K) Plan
	700 17th Street Suite 300
Internet Fund Class R	Denver CO 80202	57.67%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Internet Fund Class R	Birmingham MI 48009	34.86%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Internet Fund Class R	Jacksonville FL 32246-6484	7.47%
	NFS LLC FEBO
	FIIOC As Agent For
	Qualified Employee Benefit Plans (401K) Finops-LC Funds
	100 Magellan Way KW1C
Internet Fund Class Y	Covington KY 41015	38.26%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Internet Fund Class Y	Detroit, MI 48275	19.18%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Internet Fund Class Y	Jacksonville FL 32246-6484	17.43%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Internet Fund Class Y	Fargo, ND 58106	8.87%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Internet Fund Class Y	New York NY 10001-2483	6.07%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Growth Fund-Class A	Jacksonville FL 32246-6484	20.04%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Large-Cap Growth Fund-Class A	New York NY 10001-2483	5.51%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Growth Fund-Class B	Jacksonville FL 32246-6484	24.02%
	First Clearing, LLC
	Milton B Young
	4334 Lassen Drive
Large-Cap Growth Fund-Class B	Baton Rouge LA 70814-5130	13.14%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Growth Fund-Class C	Jacksonville FL 32246-6484	22.47%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Large-Cap Growth Fund-Class C	New York NY 10001-2483	19.00%
	People's Securities,Inc.
	1000 Lafayette Blvd
	P.O. Box 31
Large-Cap Growth Fund-Class C	Bridgeport, CT 06601	5.16%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Large-Cap Growth Fund-Class K	Detroit MI 48275-3446	96.00%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Large-Cap Growth Fund-Class Y	Detroit, MI 48275	38.87%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Large-Cap Growth Fund-Class Y	Detroit MI 48275-3446	20.38%
	SEI Private Trust Co C/O First Hawaiian Bank ID 909
	One Freedom Valley Dr
Large-Cap Growth Fund-Class Y	Oaks PA 19456	6.72%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Large-Cap Growth Fund-Class Y	Fargo, ND 58106	5.92%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Calhoun-Dingle C/O Comerica Bank
	Attn: Mutual Fund Unit
	PO Box 75000
Large-Cap Growth Fund-Class Y	Detroit MI 48275	5.59%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Value Fund Class A	Jacksonville FL 32246-6484	14.42%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Value Fund Class B	Jacksonville FL 32246-6484	7.37%
	PFPC Trust Company As Custodian
	FBO Jim L Troxel SEP/IRA
	2232 Looscan Ln
Large-Cap Value Fund Class B	Houston Tx 77019-1414	6.22%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Large-Cap Value Fund Class C	Jacksonville FL 32246-6484	23.93%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Large-Cap Value Fund Class K	Detroit MI 48275-3446	74.13%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Large-Cap Value Fund Class K	Charlotte, NC 28288-1076	23.99%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Large-Cap Value Fund Class R	Birmingham MI 48009	99.99%
	Patterson & Co Custdn Comerica
	Ttee Comerica Pref
	1525 West Wt Harris Blvd
Large-Cap Value Fund Class Y	Charlotte, NC 28288-1076	52.99%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Large-Cap Value Fund Class Y	Detroit, MI 48275	14.42%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Large-Cap Value Fund Class Y	Detroit MI 48275-3446	9.24%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Micro-Cap Equity Fund-Class A	Jacksonville FL 32246-6484	11.06%
	AIG Retirement Services Company
	FBO AIG fsb Cust/Ttee FBO
	State Of Florida 457
	2929 Allen Parkway A6-20
Micro-Cap Equity Fund-Class A	Houston, TX 77019-2118	5.04%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Micro-Cap Equity Fund-Class B	Jacksonville FL 32246-6484	7.71%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Micro-Cap Equity Fund-Class C	Jacksonville FL 32246-6484	23.72%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Micro-Cap Equity Fund-Class K	Detroit MI 48275-3446	39.66%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Micro-Cap Equity Fund-Class K	Detroit, MI 48275	23.84%
	NFS LLC
	FMT Co Cust IRA Rollover
	FBO Thomas R Esselman
	2355 Yuma Ln N
Micro-Cap Equity Fund-Class K	Plymouth MN 55447	11.26%
	NFS LLC FEBO
	FMTC Custodian - Roth IRA
	FBO Kenneth R Kosinski
	PO Box 97
Micro-Cap Equity Fund-Class K	Washington Is WI 54246-0097	8.64%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Micro-Cap Equity Fund-Class K	Charlotte, NC 28288-1076	7.53%
	NFS LLC
	Joel David Seigle
	Margie Fites Seigle
	4929 Dunsmore Ave
Micro-Cap Equity Fund-Class K	La Crescenta CA 91214	5.21%
	MG Trust Company Trustee
	San Gabriel Transit & Affiliates
	700 17th Street Suite 300
Micro-Cap Equity Fund-Class R	Denver CO 80202	14.74%
	Counsel Trust Dba Mid Atlantic Trust Company FBO
	HJ & Associates, LLC 401K PSP
	1251 Waterfront Pl
Micro-Cap Equity Fund-Class R	Pittsburgh PA 15222-4235	11.40%
	MG Trust Company Cust. FBO
	Willowbrook Pediatrics
	700 17th Street Suite 300
Micro-Cap Equity Fund-Class R	Denver CO 80202	9.99%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Micro-Cap Equity Fund-Class R	Jacksonville FL 32246-6484	9.93%
	MG Trust Company Cust. FBO
	Aow Associates Inc 401K PSP
	700 17th Street Suite 300
Micro-Cap Equity Fund-Class R	Denver CO 80202	5.45%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Micro-Cap Equity Fund-Class Y	Detroit, MI 48275	19.99%
	NFS LLC
	The Northern Trust Company
	PO Box 92956
Micro-Cap Equity Fund-Class Y	Chicago IL 60675-2956	17.03%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Micro-Cap Equity Fund-Class Y	Fargo, ND 58106	15.17%
	John P Richardson Gen Prtnr
	Richardson Family Limited Prtnrshp
	3452 Balfour Dr
Micro-Cap Equity Fund-Class Y	Troy MI 48084	10.85%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Micro-Cap Equity Fund-Class Y	Detroit MI 48275-3446	7.47%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Micro-Cap Equity Fund-Class Y	Jacksonville FL 32246-6484	5.16%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Mid-Cap Core Growth Fund Class A	Jacksonville FL 32246-6484	12.47%
	Charles Schwab & Co Inc
	Special Custody Act For The Benefit Of Customers
	Attn Mutual Funds
	101 Montgomery Street
Mid-Cap Core Growth Fund Class A	San Francisco CA 94104	9.88%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Mid-Cap Core Growth Fund Class B	Jacksonville FL 32246-6484	16.11%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Mid-Cap Core Growth Fund Class B	New York NY 10001-2483	6.22%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Mid-Cap Core Growth Fund Class C	Jacksonville FL 32246-6484	27.64%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Mid-Cap Core Growth Fund Class C	New York NY 10001-2483	6.79%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Mid-Cap Core Growth Fund Class K	Detroit MI 48275-3446	82.38%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Mid-Cap Core Growth Fund Class K	Charlotte, NC 28288-1076	15.25%
	NFS LLC
	FIIOC As Agent For
	Qualified Employee Benefit Plans (401K) Finops-LC Funds
	100 Magellan Way KW1C
Mid-Cap Core Growth Fund Class Y	Covington KY 41015	14.01%
	Charles Schwab & Co Inc
	Special Custody Act For The Benefit Of Customers
	Attn Mutual Funds
	101 Montgomery Street
Mid-Cap Core Growth Fund Class Y	San Francisco CA 94104	12.65%
	Patterson & Co.
	Omnibus C/C/C
	1525 West W.T. Harris Blvd.
Mid-Cap Core Growth Fund Class Y	Charlotte, NC 28288-1076	9.07%
	Prudential Investment Management Service
	FBO Mutual Fund Clients
	100 Mulberry Street
	3 Gateway Center FL 11
Mid-Cap Core Growth Fund Class Y	Newark NJ 07102	6.30%
	NFS LLC FEBO
	Transamerica Life Ins Company
	1150 S Olive St Ste 2700
Mid-Cap Core Growth Fund-Class R	Los Angeles CA 90015-2211	27.64%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Mid-Cap Core Growth Fund-Class R	Jacksonville FL 32246-6484	8.97%
	DCGT As Ttee And/Or Cust
	FBO Principal Financial Group Qualified Fia Omnibus
	Attn NPIO Trade Desk
	711 High Street
Mid-Cap Core Growth Fund-Class R	Des Moines, IA 50303	6.68%
	DCGT As Ttee And/Or Cust
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	Attn NPIO Trade Desk
	711 High Street
Mid-Cap Core Growth Fund-Class R	Des Moines, IA 50303	5.90%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Multi-Cap Growth Fund-Class A	Birmingham MI 48009	15.69%
	PFPC Trust Co Cust IRA FBO
	Michael J Drury
	2614 Helena St
Multi-Cap Growth Fund-Class A	Houston TX 77006-1536	12.01%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	10.44%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	7.72%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	6.91%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	5.97%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	5.70%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class A	Jersey City, NJ 07303-9998	5.14%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Multi-Cap Growth Fund-Class C	Birmingham MI 48009	27.97%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class C	Jersey City, NJ 07303-9998	20.63%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class C	Jersey City, NJ 07303-9998	16.03%
	RBC Capital Markets Corp FBO
	Rodney W Cummings
	Therese C Cummings Jt Ten/WROS
	1570 Bluebill Trail
Multi-Cap Growth Fund-Class C	Chanhassen MN 55317-8570	8.01%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class C	Jersey City, NJ 07303-9998	6.32%
	RBC Capital Markets Corp FBO
	Robert E Strawman Cust
	Kelly K Strawman
	MN Unf Transfer To Minors Act
	9808 Aquila Rd
Multi-Cap Growth Fund-Class C	Bloomington MN 55438-1905	5.97%
	Pershing LLC
	P. O. Box 2052
Multi-Cap Growth Fund-Class C	Jersey City, NJ 07303-9998	5.45%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Multi-Cap Growth Fund-Class Y	Fargo, ND 58106	72.69%
	PFPC Trust Company As Custodian
	Joseph A Berkowski Rollover/IRA
	5990 Campus Drive
Multi-Cap Growth Fund-Class Y	Dearborn Heights MI 48127	13.18%
	Michael P Gura &
	Janet M Gura Jt WROS
	15862 Sugar Maple Drive
Multi-Cap Growth Fund-Class Y	Fraser MI 48026	7.24%
	Munder Capital Mgmt
	Attn Kim Winek
	480 Pierce St
Multi-Cap Growth Fund-Class Y	Birmingham MI 48009	6.14%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Small-Cap Value Fund-Class A	Jacksonville FL 32246-6484	19.48%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Small-Cap Value Fund-Class B	Jacksonville FL 32246-6484	15.60%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Small-Cap Value Fund-Class C	Jacksonville FL 32246-6484	30.53%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Small-Cap Value Fund-Class C	New York NY 10001-2483	6.56%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Small-Cap Value Fund-Class K	Detroit MI 48275-3446	68.51%
	Patterson & Co FBO Wells Fargo
	For Various Retirement Plans
	1525 West Wt Harris Blvd
Small-Cap Value Fund-Class K	Charlotte, NC 28288-1076	25.98%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Small-Cap Value Fund-Class K	Detroit, MI 48275	5.37%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Small-Cap Value Fund-Class R	Jacksonville FL 32246-6484	54.42%
	Counsel Trust FBO
	Weems Associates Retirement Savings
	1251 Waterfront Pl
Small-Cap Value Fund-Class R	Pittsburgh PA 15222-4235	10.17%
	Counsel Trust Dba Matc FBO
	July Business Services 401(K) Plan
	1251 Waterfront Place Suite 525
Small-Cap Value Fund-Class R	Pittsburgh, PA 15222	6.29%
	MG Trust Company Cust. FBO
	Badger Truck Refrigeration Inc
	700 17th Street Suite 300
Small-Cap Value Fund-Class R	Denver Co 80202-3531	6.15%
	Counsel Trust Dba Mid Atlantic Trust Company FBO
	Redding Management Incorporated
	1251 Waterfront Place Suite 525
Small-Cap Value Fund-Class R	Pittsburgh, PA 15222	5.73%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Small-Cap Value Fund-Class Y	Detroit, MI 48275	23.14%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	DCGT As Ttee And/Or Cust
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	Attn NPIO Trade Desk
	711 High Street
Small-Cap Value Fund-Class Y	Des Moines, IA 50303	18.57%
	NFS LLC
	FIIOC As Agent For
	Qualified Employee Benefit Plans (401K) Finops-LC Funds
	100 Magellan Way KW1C
Small-Cap Value Fund-Class Y	Covington KY 41015	9.29%
	John P Richardson Gen Prtnr
	Richardson Family Limited Prtnrshp
	3452 Balfour Dr
Small-Cap Value Fund-Class Y	Troy MI 48084	9.14%
	Charles Schwab & Co Inc
	Special Custody Act For The Benefit Of Customers
	Attn Mutual Funds
	101 Montgomery Street
Small-Cap Value Fund-Class Y	San Francisco CA 94104	6.88%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Small-Cap Value Fund-Class Y	Fargo, ND 58106	6.23%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Tax-Free Short & Intermediate Bond A	Jacksonville FL 32246-6484	37.43%
	Big Y Foods Inc
	PO Box 7840
Tax-Free Short & Intermediate Bond A	Springfield MA 01102-7840	6.07%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Tax-Free Short & Intermediate Bond B	Jacksonville FL 32246-6484	19.05%
	Robert W Baird & Co. Inc.
	777 East Wisconsin Avenue
Tax-Free Short & Intermediate Bond B	Milwaukee WI 53202-5391	10.00%
	First Clearing, LLC
	Emily King
	51 Admiral Drive
Tax-Free Short & Intermediate Bond B	New London CT 06320-4236	9.03%
	Wedbush Morgan Securities
	1000 Wilshire Blvd.
Tax-Free Short & Intermediate Bond B	Los Angeles CA 90017	7.26%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Tax-Free Short & Intermediate Bond C	Jacksonville FL 32246-6484	34.94%
	RBC Capital Markets Corp FBO
	Marie J Gundle Ttee
	Marie J Gundle Trust
	U/A Dtd 09/27/1993
	34411 Quaker Valley Rd
Tax-Free Short & Intermediate Bond C	Farmington Hls MI 48331-3666	11.51%

		Percentage
		Of Class
Fund	Name And Address	Outstanding
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Tax-Free Short & Intermediate Bond K	Detroit MI 48275-3446	98.78%
	Dingle & Co C/O Comerica Bank
	Attn: Mutual Fund Unit
	P.O. Box 75000
Tax-Free Short & Intermediate Bond Y	Detroit, MI 48275	28.02%
	Jennifer L Brorsen
	8 Elm Rock Rd
Tax-Free Short & Intermediate Bond Y	Bronxville NY 10708-4203	16.27%
	Richard M Demartini
	8 Elm Rock Rd
Tax-Free Short & Intermediate Bond Y	Bronxville NY 10708-4203	16.27%
	Calhoun & Co C/O Comerica Bank
	Attn Mutual Funds Unit
	PO Box 75000
Tax-Free Short & Intermediate Bond Y	Detroit MI 48275-3446	7.19%
	Joan M Linville Ttee
	Joan M Linville Living Trust
	U/A Dtd 03/22/2001
	7896 Winfield Dr Sw
Tax-Free Short & Intermediate Bond Y	Brighton MI 48116	6.19%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Technology Fund Class A	Jacksonville FL 32246-6484	8.28%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Technology Fund Class B	Jacksonville FL 32246-6484	9.49%
	Merrill Lynch Pierce Fenner & SmithFBO
	The Sole Benefit Of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr E 2nd Fl
Technology Fund Class C	Jacksonville FL 32246-6484	11.07%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Technology Fund Class C	New York NY 10001-2483	10.75%
	Frontier Trust Company FBO
	Munder Capital Management 401K Plan
	P.O. Box 10758
Technology Fund Class Y	Fargo, ND 58106	57.09%
	Citigroup Global Markets Inc
	Attn Peter Booth
	333 W 34th St 7th Fl
Technology Fund Class Y	New York NY 10001-2483	13.69%
     As of October 1, 2009, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the following Funds: Bond Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Tax-Free Short & Intermediate Bond Fund. As a result, Comerica Bank may be deemed to have control of one or more of these Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

     Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
REGISTRATION STATEMENT
     This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby; certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only and html versions of fund documents can be viewed online or downloaded from the SEC’s website at www.sec.gov.
     Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.
ANNUAL FUND OPERATING EXPENSES
     Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of MST’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.
FINANCIAL STATEMENTS
     The financial statements of the Funds, including the notes thereto, dated June 30, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2009. The information under the caption “Financial Highlights” appearing in each applicable Fund’s Prospectus dated October 31, 2009 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s or class’s operations) through June 30, 2009 and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A
NRSRO CREDIT RATINGS
     Following are descriptions of the credit ratings issued by certain NRSROs.
Long-Term Bonds
From Moody’s Investors Service (“Moody’s”) description of its bond ratings:
     “Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     “Aa”: Bonds which are rated “Aa” are judged to be of high- quality by all standards. Together with the “Aaa” group they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.
     “A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     “Baa”: Bonds which are rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     “Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well -assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     “B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     “Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.
From Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:
     “AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA”: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “BB,” “B,” “CCC,” “CC” and “C”: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC”: An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C”: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of a bankruptcy petition or similar action which have not experienced a payment default.
     The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
From Fitch Ratings Ltd. (“Fitch”) description of its bond ratings:
     “AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA”: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A”: High credit quality. “A” ratings denote expectations of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB”: Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     “BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.
     “B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C”: High default risk. Default is a real possibility. A “CCC” rating indicates capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. A “CC” rating indicates that default of some kind appears probable. A “C” rating signals imminent default.
“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
Short-Term Bonds
     The following Moody’s designations indicate the relative repayment ability of rated issuers:
     “Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     “Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     From S&P’s description of its short-term issue credit ratings:
     “A-1”: The obligors’s capacity to meet its financial commitment on the obligation is strong. Those obligations designated with a plus sign (+) indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2”: Some what more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A Fitch short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PART C
OTHER INFORMATION
Item 28. Exhibits

(a)(i)	Certificate of Trust of the Registrant is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(a)(ii)	Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(a)(iii)	Amended Schedule A dated April 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(b)	Amended and Restated By-Laws of the Registrant dated May 16, 2006, are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

(c)	Not Applicable.

(d)(i)	Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(d)(ii)	Investment Sub-Advisory Agreement dated December 29, 2006, between Munder Capital Management, Registrant and World Asset Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(d)(iii)	Amendment No. 1 dated August 14, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(d)(iv)	Amendment No. 2 dated August 15, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(d)(v)	Amendment No. 3 dated November 13, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 17, 2008.

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(d)(vi)	Amendment No. 4 dated May 13, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(d)(vii)	Amendment No. 5 dated June 14, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(d)(viii)	Amendment No. 6 dated June 30, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(d)(ix)	Amendment No. 7 dated March 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(d)(x)	Amendment No. 8 dated May 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(d)(xi)	Amendment No. 1 dated March 24, 2009 to the Investment Sub-Advisory Agreement dated December 29, 2006, between Munder Capital Management, Registrant and World Asset Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(e)(i)	Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(e)(ii)	Amendment No. 1 dated May 1, 2009 to the Distribution Agreement dated March 1, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(f)	Not Applicable.

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(g)(i)	Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(g)(ii)	Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(g)(iii)	Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(g)(iv)	Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(g)(v)	Amendment No. 4 to Master Custodian Agreement dated October 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(g)(vi)	Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

(g)(vii)	Amendment No. 6 to Master Custodian Agreement dated May 17, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

(g)(viii)	Amendment No. 7 to Master Custodian Agreement dated August 15, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2005.

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(g)(ix)	Amendment No. 8 to Master Custodian Agreement dated April 17, 2006, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(g)(x)	Amendment No. 9 to Master Custodian Agreement dated August 14, 2007, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(g)(xi)	Amendment No. 10 to Master Custodian Agreement dated September 28, 2007, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 1, 2008.

(g)(xii)	Amendment No. 11 to Master Custodian Agreement dated June 30, 2008, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(g)(xiii)	Amendment No. 12 to Master Custodian Agreement dated May 1, 2009, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)(i)	Combined Administration Agreement dated October 30, 2003 and Schedule A dated August 10, 2004, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(h)(i)(a)	Amended Schedule A dated April 17, 2006 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(h)(i)(b)	Amended Schedule A dated November 14, 2006 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 20, 2007.

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(h)(i)(c)	Amended Schedule A dated August 14, 2007 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(h)(i)(d)	Amended Schedule A dated April 1, 2008 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 17, 2008.

(h)(i)(e)	Amended Schedule A dated May 1, 2009 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)(ii)	Combined Transfer Agency and Registrar Agreement dated June 1, 2008, by and among the Registrant, Munder Series Trust II and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(h)(ii)(a)	Amendment to Transfer Agency and Registrar Agreement dated May 1, 2009, by and among the Registrant, Munder Series Trust II and PNC Global Investment Servicing Inc. (fka PFPC, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)(iii)	Expense Limitation Agreement by and between the Registrant and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(h)(iii)(a)	Amendment No. 1 to the Expense Limitation Agreement by and between the Registrant and Munder Capital Management dated June 13, 2008 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(h)(iii)(b)	Amendment No. 2 to the Expense Limitation Agreement by and between the Registrant and Munder Capital Management dated August 19, 2008 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(h)(iii)(c)	Amendment No. 3 to the Expense Limitation Agreement dated March 1, 2009, by and between the Registrant and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

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(h)(iii)(d)	Amendment No. 4 to the Expense Limitation Agreement dated August 18, 2009, by and between the Registrant and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)(iv)	Fee Waiver and Expense Payment Reimbursement Agreement by and between the Registrant and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(h)(iv)(a)	Amendment No. 1 to the Fee Waiver and Expense Payment Reimbursement Agreement dated June 13, 2008 by and between Registrant and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(h)(iv)(b)	Amendment No. 2 to the Fee Waiver and Expense Payment Reimbursement Agreement by and between Registrant and Munder Capital Management dated August 19, 2008 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(h)(iv)(c)	Amendment No. 3 to the Fee Waiver and Expense Payment Reimbursement Agreement by and between Registrant and Munder Capital Management dated March 27, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)(iv)(d)	Amendment No. 4 to the Fee Waiver and Expense Payment Reimbursement Agreement by and between Registrant and Munder Capital Management dated August 18, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(i)(i)	Opinion and Consent of Counsel is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 4, 2003.

(i)(ii)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(i)(iii)	Opinion and Consent of Counsel with respect to the Munder Small-Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 28, 2005.

(i)(iv)	Opinion and Consent of Counsel incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 14, 2007.

(i)(v)	Opinion and Consent of Counsel incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 15, 2007.

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(i)(vi)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(i)(vii)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on September 4, 2007.

(i)(viii)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(i)(ix)	Opinion and Consent of Counsel with respect to Munder Multi-Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 1, 2008.

(j)	Consent of Ernst & Young LLP is filed herein.

(k)	Not Applicable.

(l)	Initial Subscription Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(m)	Combined Distribution and Service Plan dated May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(n)	Amended and Restated Multi-Class Plan dated May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(p)(i)	Code of Ethics of The Munder Funds and Munder Capital Management dated May 19, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(p)(ii)	Code of Ethics of Foreside Financial Group, LLC (including its subsidiary Funds Distributor, LLC) dated May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(p)(iii)	Code of Ethics of World Asset Management, Inc. dated September 21, 2009 is filed herein.

(q)(i)	Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(q)(ii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

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(q)(iii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.
Item 29. Persons Controlled by or under Common Control with Registrant
     Not Applicable.
Item 30. Indemnification
     Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 17 of the Distribution Agreement filed as Exhibit (e) to the Registrant’s Registration Statement. Indemnification of Registrant’s Custodian is provided for in Section 14 of the Master Custodian Agreement filed as Exhibit (g) to the Registrant’s Registration Statement. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
     In addition, Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(ii) to the Registrant’s Registration Statement provides that, subject to certain exceptions and limitations contained in the Declaration of Trust, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
     The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
     Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

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     Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (“1940 Act”), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.
     Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(ii) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:
If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

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Item 31. Business and Other Connections of Investment Advisors
Munder Capital Management is a Delaware general partnership. The partners of Munder Capital Management are Munder Capital Holdings, LLC, which owns approximately 99.4% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of Munder Capital Management. As of September 30, 2009, the ownership of Munder Capital Holdings was as follows: Munder Capital Management employees hold partnership units representing 23.6% of the firm’s value; Crestview Partners GP, L.P. and its affiliates hold units representing 64.2% of the firm’s value; and other minority-interest investors hold units totaling 12.2% of the value.
Executive Officers of Munder Capital Management include:
John S. Adams, Chief Executive Officer and Chief Investment Officer, who also serves as President and Chief Investment Officer of Pierce Street Advisors, LLC, and President and Principal Executive Officer of The Munder Funds;
Tony Y. Dong, Vice Chairman and Senior Portfolio Manager;
James V. FitzGerald, Managing Director of Distribution & Chief Marketing Officer, who is also a Registered Representative for Funds Distributor, LLC, an affiliate of Foreside Financial Group, LLC;
Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Chief Administrative Officer of Pierce Street Advisors, LLC and Vice President and Principal Financial Officer of The Munder Funds;
Remi J. Browne, Managing Director, International Equity;
Beth A. Obear, Managing Director, Human Resources;
Peter G. Root, Managing Director and Chief Investment Officer, Fixed Income, who is also a Registered Representative for Funds Distributor, LLC, an affiliate of Foreside Financial Group LLC;
Stephen J. Shenkenberg, Managing Director, General Counsel and Chief Compliance Officer, who also serves as General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC, Vice President, Secretary, and Chief Legal Officer and Chief Compliance Officer of The Munder Funds; Director of Diversified Strategy Hedge Fund, Ltd.; and Director of Munder TALF Offshore Fund, Ltd.
For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 — SEC File No. 801-43894.
Item 32. Principal Underwriters
(a) Funds Distributor, LLC (“FD” or the “Distributor”) acts as principal underwriter for the following investment companies:
GMO Trust
Munder Series Trust II
Munder Series Trust
FD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. FD has its main address at 10 High Street, Suite 302,

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Boston, Massachusetts 02110. FD is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.
     (b) Information about Directors and Officers of FD is as follows:

Name	Address	Position with Underwriter
Mark S. Redman	690 Taylor Rd., Gahanna, OH 43230	President and Manager
Richard J. Berthy	Three Canal Plaza, Portland, ME 04101	Treasurer, Vice President and Manager
Jennifer Hoopes	Three Canal Plaza, Portland, ME 04101	Secretary
Linda C. Carley	100 Summer St., Boston, MA 02110	Chief Compliance Officer
James E. (Ed) Pike	690 Taylor Rd., Gahanna, OH 43230	Financial and Operations Principal
(c) Not Applicable
Item 33. Location of Accounts and Records
(a) Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor and administrator);
(b) Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, 690 Taylor Rd., Gahanna, OH 43230 or Two Portland Square, Portland, ME 04101 (records relating to its functions as distributor);
(c) PNC Global Investment Servicing Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and
(d) State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (records relating to its functions as custodian and sub-administrator).
Item 34. Management Services
     Not Applicable
Item 35. Undertakings
     Not Applicable

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham and The State of Michigan, on the 30th day of October, 2009.

MUNDER SERIES TRUST
/s/ John S. Adams
By:	John S. Adams

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the date(s) indicated.

Signatures	Title	Date

*/s/ David J. Brophy David J. Brophy	Trustee	October 30, 2009

*/s/ Joseph E. Champagne Joseph E. Champagne	Trustee	October 30, 2009

*/s/ Thomas D. Eckert Thomas D. Eckert	Trustee	October 30, 2009

*/s/ John Engler John Engler	Trustee	October 30, 2009

*/s/ Michael T. Monahan Michael T. Monahan	Trustee	October 30, 2009

*/s/ Arthur T. Porter Arthur T. Porter	Trustee	October 30, 2009

*/s/ John Rakolta, Jr. John Rakolta, Jr.	Trustee	October 30, 2009

*/s/ Lisa A. Payne Lisa A. Payne	Trustee	October 30, 2009

/s/John S. Adams John S. Adams	President (Principal Executive Officer)	October 30, 2009

/s/ Peter K. Hoglund Peter K. Hoglund	Vice President (Principal Financial Officer)	October 30, 2009

/s/ David W. Rumph David W. Rumph	Treasurer (Principal Accounting Officer)	October 30, 2009

*By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Document

(j)	Consent of Ernst & Young LLP
(p)(iii)	Code of Ethics of World Asset Management, Inc.